UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279

Harris Associates Investment Trust

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of principal executive offices) (Zip code)

Rana J. Wright Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319	Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 646-3600

Date of fiscal year end: 09/30/21

Date of reporting period: 09/30/21

Item 1. Reports to Shareholders.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2021

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK BOND FUND

Oakmark Funds

2021 Annual Report

TABLE OF CONTENTS

President's Letter	1
Expense Example	3
Commentary on Oakmark and Oakmark Select Funds	4
Oakmark Fund
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	8
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Global Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Select Fund
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	22
Commentary on Oakmark International and Oakmark International Small Cap Funds	25
Oakmark International Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	29
Oakmark International Small Cap Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	35
Oakmark Equity and Income Fund
Summary Information	38
Portfolio Manager Commentary	39
Schedule of Investments	41
Oakmark Bond Fund
Summary Information	46
Portfolio Manager Commentary	47
Schedule of Investments	49
Financial Statements
Statements of Assets and Liabilities	52
Statements of Operations	55
Statements of Changes in Net Assets	58
Notes to Financial Statements	73
Financial Highlights	84
Report of Independent Registered Public Accounting Firm	92
Liquidity Risk Management Program Disclosure	94
Federal Tax Information	95
Disclosures and Endnotes	95
Trustees and Officers	98

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Oakmark.com

Oakmark Funds  September 30, 2021

President's Letter

Rana J. Wright
President of the Oakmark Funds

Dear Oakmark Funds' Shareholders,

It brings me joy to write to you as president of the Oakmark Funds. Although I was appointed as president, principal executive officer and trustee at the beginning of this year, I have been general counsel at Harris Associates and vice president, secretary and chief legal officer of the Oakmark Funds since 2018.

What an extraordinary journey this has been for all of us over the past few years as we have weathered the extreme challenges of the ongoing pandemic and its resulting impact on our families and work environments. After nearly 20 years in the mutual fund industry, I am keenly aware that my tenure at Harris Associates started at a unique point in history. Throughout my time here, I have been consistently impressed by the team's unwavering commitment to our time-tested value investment philosophy and core values that have guided each of us through the challenges presented. My experience reaffirms why I joined Harris Associates—my principles are aligned with those of my colleagues and they serve our shareholders well. I have watched every member of the team live the firm's tenets of patient, long-term active management, with high conviction in our process and philosophy that are in complete alignment with our client-first mission. The team's stability and clarity of focus have provided certainty for our shareholders in an environment of ongoing change and uncertainty.

Oakmark Funds Update

At the onset of the Funds' fiscal year, value started to outperform growth and we saw an unusually large opportunity for our Funds as valuations remained near historic lows. By the time the first quarter of 2021 ended, six out of seven Oakmark Fundsa experienced their single best one-year returns of all time. Though the arrival of vaccines produced a sense of hope for a return to normal, the recovery was uneven. The Delta variant led to more uncertainty around economic reopening during the summer, which caused weakness in the prices of many of our economically sensitive businesses. At fiscal year-end, each Oakmark Fund is posting strong absolute returns, outpacing its respective value benchmark and nearly keeping pace with its growth-fueled benchmark. As we now digest the market's latest topic du jour—inflation—and as valuations remain attractive relative to price, we continue to believe prospects for better than average returns are bright.

This year marked important anniversaries for the Oakmark Fund family (https://oakmark.com/news-insights/oakmark-funds-celebrate-three-anniversary-milestones/): 30 years for the Oakmark Fund, 25 years for the Oakmark Select Fund and 15 years for the Oakmark Global Select Fund. In honoring these achievements, I extend congratulations to the portfolio managers and all employees, past and present, who have supported these Funds and their shareholders throughout the years. These milestone moments are a testament to the firm's adherence to our longstanding investment philosophy and process that I previously mentioned.

This year we celebrate the one-year anniversary of the Oakmark Bond Fund, our first solely dedicated fixed income product. I am proud to announce that the Oakmark Bond Fund will be offered through Investor Class shares on January 28, 2022.

We also made other changes to our share class structure to better serve the different shareholders who invest in the Oakmark Funds. On December 17, 2021, the Service Class will be terminated and those shares will be converted a  Historical performance rankings are based on one-year returns, rolling quarterly.

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 1

Oakmark Funds  September 30, 2021

President's Letter (continued)

into the Investor Class. The Service Class shares have lower asset levels and higher expense ratios than the Investor Class, so all current Service Class investors will see expense ratio reductions. We believe that our current share class structure, which includes Investor, Advisor, Institutional and R6, provides a range of access points for our shareholders to receive the share class that best meets their investment and servicing needs.

Leadership Update

I am also pleased to announce that we have completed our leadership transition at Harris Associates. As you may recall, Kristi Rowsell retired from her role as president of Harris Associates and the Oakmark Funds earlier this year. Chris Keller serves as president of Harris Associates and vice president of the Oakmark Funds. Kristi now serves as an Oakmark Funds' trustee and we are grateful for her continued service to our shareholders.

Personal Investment in the Oakmark Funds

Each year, we share our level of personal investments in the Oakmark Funds as a further demonstration of our belief in what we do at Harris Associates. For every holding in our portfolios, we look for management teams that think and act like owners of the business and treat their shareholders like partners. We stand beside you as fellow shareholders. We are indeed proud to report that as of September 30, 2021, the value of Oakmark Funds owned by Harris Associates employees, our families, the Funds' officers and our trustees was more than $876 million. This level of investment exemplifies our personal conviction in Harris Associates' investment philosophy and our commitment to managing your Fund with integrity.

I look forward to continuing to serve you as president of the Oakmark Funds. You can be assured that our focus remains squarely on the consistent application of our value investment philosophy with the goal of achieving positive rates of return for our shareholders. We are excited about the opportunities we see in the market and believe our Funds remain attractive investments for the future. We are thankful for the trust you have placed with us as shareholders of the Oakmark Funds and look forward to continuing to add value for you over the long term.

See accompanying Disclosures and Endnotes on page 95.

2 OAKMARK FUNDS

Expense Example

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2021 to September 30, 2021, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2021, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Ending Account Value (09/30/21)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,109.20	$4.76	$1,020.56	$4.56	0.90%
Advisor Class	$1,000.00	$1,110.40	$3.60	$1,021.66	$3.45	0.68%
Institutional Class	$1,000.00	$1,110.50	$3.49	$1,021.76	$3.35	0.66%
Service Class	$1,000.00	$1,108.40	$5.55	$1,019.80	$5.32	1.05%
R6 Class	$1,000.00	$1,110.70	$3.33	$1,021.91	$3.19	0.63%
Oakmark Select Fund
Investor Class	$1,000.00	$1,116.30	$5.20	$1,020.16	$4.96	0.98%
Advisor Class	$1,000.00	$1,117.10	$4.46	$1,020.86	$4.26	0.84%
Institutional Class	$1,000.00	$1,117.50	$4.03	$1,021.26	$3.85	0.76%
Service Class	$1,000.00	$1,115.20	$6.20	$1,019.20	$5.92	1.17%
R6 Class	$1,000.00	$1,117.50	$3.88	$1,021.41	$3.70	0.73%
Oakmark Global Fund
Investor Class	$1,000.00	$1,029.30	$5.75	$1,019.40	$5.72	1.13%
Advisor Class	$1,000.00	$1,030.40	$4.68	$1,020.46	$4.66	0.92%
Institutional Class	$1,000.00	$1,030.40	$4.48	$1,020.66	$4.46	0.88%
Service Class	$1,000.00	$1,028.20	$6.66	$1,018.50	$6.63	1.31%
R6 Class	$1,000.00	$1,030.70	$4.43	$1,020.71	$4.41	0.87%
Oakmark Global Select Fund
Investor Class	$1,000.00	$1,051.20	$5.50	$1,019.70	$5.42	1.07%
Advisor Class	$1,000.00	$1,051.60	$4.58	$1,020.61	$4.51	0.89%
Institutional Class	$1,000.00	$1,052.00	$4.37	$1,020.81	$4.31	0.85%
R6 Class	$1,000.00	$1,052.00	$4.22	$1,020.96	$4.15	0.82%
Oakmark International Fund
Investor Class	$1,000.00	$990.50	$5.19	$1,019.85	$5.27	1.04%
Advisor Class	$1,000.00	$991.50	$4.24	$1,020.81	$4.31	0.85%
Institutional Class	$1,000.00	$991.60	$3.89	$1,021.16	$3.95	0.78%
Service Class	$1,000.00	$989.50	$5.89	$1,019.15	$5.97	1.18%
R6 Class	$1,000.00	$991.90	$3.75	$1,021.31	$3.80	0.75%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$1,056.80	$6.91	$1,018.35	$6.78	1.34%
Advisor Class	$1,000.00	$1,058.30	$5.99	$1,019.25	$5.87	1.16%
Institutional Class	$1,000.00	$1,058.50	$5.57	$1,019.65	$5.47	1.08%
Service Class	$1,000.00	$1,056.60	$7.48	$1,017.80	$7.33	1.45%
R6 Class	$1,000.00	$1,058.50	$5.52	$1,019.70	$5.42	1.07%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$1,064.30	$4.35	$1,020.86	$4.26	0.84%
Advisor Class	$1,000.00	$1,065.80	$3.06	$1,022.11	$2.99	0.59%
Institutional Class	$1,000.00	$1,065.70	$2.95	$1,022.21	$2.89	0.57%
Service Class	$1,000.00	$1,063.40	$5.12	$1,020.10	$5.01	0.99%
R6 Class	$1,000.00	$1,066.00	$2.85	$1,022.31	$2.79	0.55%
Oakmark Bond Fund
Advisor Class	$1,000.00	$1,022.50	$2.79	$1,022.31	$2.79	0.55%
Institutional Class	$1,000.00	$1,021.70	$2.69	$1,022.41	$2.69	0.53%
R6 Class	$1,000.00	$1,023.20	$2.23	$1,022.86	$2.23	0.44%

*  The Annualized Expense Ratio is calculated using each class' actual net expenses incurred during the preceding six month period divided by the average net assets of that class during the same period.

Oakmark.com 3

Oakmark and Oakmark Select Funds  September 30, 2021

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"Having a noble purpose and looking after all stakeholders tends to result in great outcomes for shareholders."

-Hubert Joly, The Heart of Business1

Shareholders vs. Stakeholders

I want to follow up on last quarter's commentary about governance (https://oakmark.com/news-insights/bill-nygren-market-
commentary-2q21/) with a related topic that we get asked about: shareholders vs. stakeholders. Is it really one against the other?

From 1997 through 2019, the Business Roundtable sided with Nobel-Prize-winning economist Milton Friedman. Friedman had a lot to say about the role of business in society, but is mostly remembered for stating in his book, Capitalism and Freedom2, "There is one and only one social responsibility of business—to use its resources and engage in activities designed to increase its profits."

Then, in August 2019, the 181 CEOs who comprise the Business Roundtable, responding to changing societal and investor expectations, issued an update (https://s3.amazonaws.com/brt.org/
BRT-StatementonthePurposeofaCorporationJuly2021.pdf) on its view of the purpose of a corporation: "Each of our stakeholders is essential. We commit to deliver value to all of them." This was widely viewed as a rebuke to Friedman and the end of businesses being managed solely for their owners. I want to share Oakmark's view on this topic because we don't see shareholders and stakeholders as having opposing interests.

In his book The Heart of Business, Hubert Joly, the CEO who turned around Best Buy, says that to thrive, a company needs to have a noble purpose, defined as "the positive impact it is seeking to make on people's lives." Once that is agreed on, all possible actions should be evaluated on how they further that purpose. At one of my first partner meetings, we discussed whether we should pass along a cost increase to our clients. One of our founders ended the debate by saying, "If we do what's right for our clients, the business will take care of itself." Oakmark's noble purpose is, and always has been, to help our shareholders meet their financial goals. Our founders knew that if we delivered on that, we'd simultaneously maximize the value of our company.

This philosophy of sacrificing near-term earnings to maximize value was not in vogue in the 1990s. "Turnaround artists," like "Chainsaw" Al Dunlap, gained fame by drastically slashing costs. They believed that business value was maximized by maximizing each quarter's earnings. Though excessive costs needed to be trimmed, the turnaround artists' cuts went much deeper.

Today, some CEOs are again following this playbook. Slicing R&D expenditures at drug companies or drastically cutting ad spending at consumer companies, for example, produce a quick pop in earnings—and often the stock price. But several years down the road, they usually result in reduced sales and decreased business value.

At Oakmark, we believe that if stakeholders are mistreated, neither profits nor value can be maximized. CEOs can increase the next quarter's or the next year's profits by taking advantage of stakeholders—their employees, customers, suppliers and communities. But, eventually, employees find new jobs, customers switch brands, suppliers find other buyers, communities withdraw zoning approvals and business value declines. The negative results of pursuing maximum short-term profits have given "profit maximizing" a bad reputation.

Sustainable profitability can only be achieved by treating stakeholders fairly. That's why Oakmark's research process includes examining customer satisfaction, employee turnover, supplier financial health and community relations. We have to consider these factors so that our estimate of business value is based on recurring earnings. Further, we believe that the short-term costs of stakeholder-friendly actions are often overstated. They are usually expensed immediately because their lasting benefits can't be precisely quantified. That brings me to an example from my childhood.

In the 1970s, blackout rules prevented televising NFL home games that weren't sold out. It was always uncertain whether or not the Minnesota Vikings' games would be televised. I remember how excited I'd be each week hearing that General Mills had purchased the remaining tickets, allowing the game to be on TV. Some said General Mills did this for its stakeholders—its employees and community—as opposed to maximizing profits for its shareholders. I believe stakeholders and shareholders both benefitted.

Consider the long-term benefits of General Mills being the hero that let us watch those games. It made employees proud of their employer and maybe helped with talent acquisition. The thousands of disadvantaged kids who got to attend NFL games were perhaps more likely to become General Mills customers or employees. And across the state, maybe we were all more likely to buy Betty Crocker cake mix instead of Duncan Hines. While the tickets were purchased in the name of being a good corporate citizen, I believe it was the most effective marketing ever done by General Mills and clearly benefitted the company's shareholders.

Would Friedman argue against this spending because it reduced profits? Absolutely not. His writing from more than 40 years ago sounds eerily timely: "In the present climate of opinion, with its widespread aversion to 'capitalism,' 'profits,' the

See accompanying Disclosures and Endnotes on page 95.

4 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2021

Portfolio Manager Commentary (continued)

'soulless corporation' and so on, this is one way for a corporation to generate goodwill as a by-product of expenditures that are entirely justified in its own self-interest."

General Mills accepted lower short-term profits in its pursuit of higher long-term value. And the stakeholders also benefitted. In The Heart of Capitalism, Joly states that "shareholder or stakeholder" tradeoffs are artificial because an "and" solution often exists. "We maximize performance not by choosing between stakeholders, but by embracing all of them. We choose employees and customers and shareholders and the community." Joly cites examples from his time at Best Buy, including reducing its carbon footprint by installing LED lights throughout the stores. "This helps the environment and helped us save money on our energy consumption. Again, not a zero-sum game."

Earlier this year, one of our holdings, Bank of America, announced that it was raising its minimum hourly wage from $15 to $20 and would increase it to $25 by 2025. The company received great press for placing the well-being of its employees above profits. But was it really either/or? Bank of America's chief human resources officer spoke to the bigger picture: "A core tenet of responsible growth is our commitment to being a great place to work...that includes providing strong pay and competitive benefits to help them and their families, so that we continue to attract and retain the best talent." Bank of America understood that engaged, high-caliber employees are more productive, less prone to turnover and, therefore, less expensive in the long run. Increasing the pay for employees wasn't elevating employees above shareholders; it was the right thing to do for employees and for shareholders.

If an increase to $20 was good, why stop there? Why not $50 per hour? Because the benefits the business receives at $50 don't justify the expense. The bank would no longer be able to price its products competitively and would lose business. The employees would "win" in the short term, but eventually the lost business would lead to job cuts, meaning both employees and shareholders would lose. The negative effects of stakeholder overreach are no different than when CEOs overreach to inflate short-term profits. Both hurt shareholders and stakeholders.

One way to think about the value a company adds to society is how much more customers are willing to pay for its products than they cost to produce. A benefit of defining societal value by this metric is that the only arbiters of how valuable a product is are the consumers who freely spend their own money. I love wine, but don't understand why people buy Screaming Eagle for $3000 a bottle. But it doesn't matter that I won't pay up for brands like Lamborghini, Chanel or Screaming Eagle; their customers will. In open markets, the good a company can do is constrained by what maximizes long-term profits, and long-term profits are constrained by how much good a company does.

It's no surprise, then, that the largest market cap companies—Apple, Microsoft, Alphabet and Amazon—are arguably the companies that are expected to create the most value for society. If the goal is to maximize the social good a business can do, a byproduct is maximizing the value of the business and vice versa. Thought of this way, the value for shareholders and stakeholders is maximized by the same actions. The decision-making process may start at different points, but the outcome is the same.

When Oakmark Select owned shares in Thermo Electron in the 1990s, I had the privilege of meeting with its brilliant founder and CEO George Hatsopoulos. At the age of 14, after the Nazis invaded Greece, George made and sold clandestine radios that received Allied troop broadcasts. After coming to the United States, he founded Thermo in 1956 to commercialize new electronics technology. In the 1980s, Thermo used IPOs of partial stakes in its venture-stage businesses to provide funds for increasing its R&D spending. It was a typical opportunity for Oakmark—a corporate structure that most investors didn't bother to understand and a large amount of income statement spending that wouldn't produce returns until well past most investors' time horizons.

Our question was whether George was pursuing pet projects because he and his employees loved the science or if the spending was truly economic. So I wanted to determine if the business was being run to maximize value. I still remember George's answer to my question about whether the business was being run for stakeholders or shareholders: "If you think very long term, it is a tautology." Like us, he saw it as two sides of the same coin.

Though we made good money on Thermo, our shareholders would have been better off had I never sold it. After 50 years on its own, in 2006 Thermo completed a merger of equals with Fisher Scientific, creating Thermo Fisher Scientific. Today, it has a market cap over $200 billion. Not bad for the work of one immigrant! And fully three decades ago, George had figured out that today's "shareholder vs. stakeholder" debate was really no debate at all.

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 5

Oakmark Fund  September 30, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	1.85%	59.18%	14.96%	16.03%	16.33%	13.09%	08/05/91
S&P 500 Index	0.58%	30.00%	15.99%	16.90%	16.63%	10.55%
Dow Jones Industrial Average[4]	-1.46%	24.15%	11.00%	15.68%	14.72%	10.97%
Lipper Large Cap Value Fund Index[5]	-0.94%	36.21%	10.82%	12.28%	13.62%	9.20%
Oakmark Fund (Advisor Class)	1.91%	59.49%	15.11%	N/A	N/A	15.25%	11/30/16
Oakmark Fund (Institutional Class)	1.91%	59.56%	15.18%	N/A	N/A	15.31%	11/30/16
Oakmark Fund (Service Class)	1.82%	58.89%	14.68%	15.73%	16.01%	9.48%	04/05/01
Oakmark Fund (R6 Class)	1.92%	N/A	N/A	N/A	N/A	30.82%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Ally Financial, Inc.	3.8
Capital One Financial Corp.	3.7
Alphabet, Inc., Class A	3.7
Citigroup, Inc.	3.0
EOG Resources, Inc.	2.9
Gartner, Inc.	2.9
Netflix, Inc.	2.7
The Charles Schwab Corp.	2.7
Bank of America Corp.	2.7
Facebook, Inc., Class A	2.7
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	51
Net Assets	$17.0 billion
Weighted Average Market Cap	$185.5 billion
Median Market Cap	$66.1 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	0.93%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	0.91%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	33.9
Communication Services	14.5
Information Technology	12.5
Consumer Discretionary	8.7
Energy	8.1
Health Care	7.8
Consumer Staples	4.8
Industrials	4.1
Real Estate	1.1
Short-Term Investments and Other	4.5

See accompanying Disclosures and Endnotes on page 95.

6 OAKMARK FUNDS

Oakmark Fund  September 30, 2021

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 1.9% during the third quarter, compared to a 0.6% gain for the S&P 500 Index.3 For the fiscal year ending September 30, the Oakmark Fund increased 59.2%, besting the 30.0% gain for the S&P 500 Index. While our results over the past year were strong, at Oakmark we don't focus on short-term performance. Instead, we use much longer time horizons to grade ourselves, and we encourage our investors to do the same.

As long-term value investors, we don't make investments with the expectation that our thesis will play out quickly. More important to our process is the price we're paying compared to what we believe a business is worth. Our investments aren't required to have "identifiable catalysts" and won't be accompanied with pre-determined expiration dates. Of course, we prefer if our value gaps close quickly—and sometimes they do—but the reality is that we invest in businesses without knowing precisely when the value will become properly reflected in the stock price. Our ability to capitalize on investment opportunities with attractive payoffs that may reside further into the future is one of our most important competitive advantages.

Our highest contributing securities for the fiscal year were Ally Financial and Capital One Financial, and our largest detractors were Humana and Paccar. That said, no individual position detracted more than 15 basis points from performance, and our strongest individual contributor added nearly 400 basis points during the period. From a sector perspective, six of the Fund's top-10 contributors were financials, our strongest performing sector by a wide margin over the past year. We continue to find our holdings in this sector attractive as many of our financials trade for high-single-digit multiples of normalized earnings and, in several instances, at or around their tangible net asset value.

For the quarter, our largest contributing securities were Gartner and Alphabet (Class A), and our largest detractors were General Motors and DXC Technology. From a sector perspective, our biggest contributions came from our holdings within the financials and communication services sectors, and our smallest contributions came from industrials and consumer staples. Both Gartner, a market leader in IT research, and Alphabet, the parent company of Google, reported strong quarterly results with both revenue growth and margin expansion that comfortably exceeded consensus expectations. General Motors' stock price weakness was most likely attributable to supply-chain disruptions that have negatively impacted full-year expectations. We believe these headwinds will prove transitory and largely immaterial relative to our estimate of intrinsic value. Lastly, while much work remains, we believe the stock price of DXC Technology fails to properly reflect the progress the company has made on its business transformation initiatives under new leadership. Each of these holdings remain in the Fund. There were no portfolio eliminations during the period.

We added just one new position to the portfolio during the third quarter: Paccar. We believe Paccar is a well-managed, high-quality global commercial vehicle manufacturer that trades at a low multiple of normalized earnings. Paccar has consistently grown its earnings power via market share gains, improved margins and above-average growth of its highly profitable parts and services business. Despite operating in a cyclical industry, the company has been profitable for 82 consecutive years while steadily generating higher peak and trough EPS7 through each successive cycle. We had the opportunity to purchase Paccar at what we believe is an attractive price due to transitory concerns related to Covid-19-induced supply chain pressures, elevated cyclical uncertainty and the longer term impact of powertrain electrification on the business. We believe our long time horizon provides a significant advantage as we are able to look through the short-term headwinds and focus more on what Paccar should earn on a mid-cycle basis. Furthermore, while we do expect increased commercial vehicle electrification over time, we believe the company is well positioned to integrate new propulsion systems to meet customer demands.

We appreciate your continued support and confidence in the Oakmark Fund.

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 7

Oakmark Fund  September 30, 2021

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.5%
FINANCIALS - 33.9%
DIVERSIFIED FINANCIALS - 22.5%
Ally Financial, Inc.	12,643	$645,430
Capital One Financial Corp.	3,877	627,958
The Charles Schwab Corp.	6,329	461,004
The Goldman Sachs Group, Inc.	1,105	417,723
American Express Co.	2,004	335,781
State Street Corp.	3,878	328,527
The Bank of New York Mellon Corp.	4,535	235,070
Intercontinental Exchange, Inc.	2,000	229,640
KKR & Co., Inc.	3,300	200,904
S&P Global, Inc.	406	172,540
Moody's Corp.	472	167,566
		3,822,143
BANKS - 7.7%
Citigroup, Inc.	7,324	514,012
Bank of America Corp.	10,846	460,392
Wells Fargo & Co.	7,000	324,870
		1,299,274
INSURANCE - 3.7%
American International Group, Inc.	7,233	397,008
Reinsurance Group of America, Inc.	2,134	237,410
		634,418
		5,755,835
COMMUNICATION SERVICES - 14.5%
MEDIA & ENTERTAINMENT - 13.6%
Alphabet, Inc., Class A (a)	235	627,248
Netflix, Inc. (a)	758	462,699
Facebook, Inc., Class A (a)	1,330	451,524
Comcast Corp., Class A	7,111	397,724
Charter Communications, Inc., Class A (a)	501	364,144
		2,303,339
TELECOMMUNICATION SERVICES - 0.9%
T-Mobile US, Inc. (a)	1,200	153,312
		2,456,651
INFORMATION TECHNOLOGY - 12.5%
SOFTWARE & SERVICES - 11.0%
Gartner, Inc. (a)	1,607	488,191
Fiserv, Inc. (a)	3,150	341,775
DXC Technology Co. (a)	8,918	299,737
Workday, Inc., Class A (a)	1,137	284,075
Automatic Data Processing, Inc.	1,075	214,954
Visa, Inc., Class A	692	154,076
MasterCard, Inc., Class A	220	76,420
		1,859,228
TECHNOLOGY HARDWARE & EQUIPMENT - 1.5%
TE Connectivity, Ltd.	1,908	261,781
		2,121,009
	Shares	Value
CONSUMER DISCRETIONARY - 8.7%
CONSUMER SERVICES - 4.3%
Booking Holdings, Inc. (a)	162	$383,618
Hilton Worldwide Holdings, Inc. (a)	2,572	339,800
		723,418
RETAILING - 2.6%
eBay, Inc.	4,898	341,223
Qurate Retail, Inc., Class A	9,641	98,237
		439,460
AUTOMOBILES & COMPONENTS - 1.8%
General Motors Co. (a)	5,962	314,257
		1,477,135
ENERGY - 8.1%
EOG Resources, Inc.	6,099	489,531
ConocoPhillips	5,156	349,402
APA Corp.	13,744	294,530
Diamondback Energy, Inc.	2,600	246,142
		1,379,605
HEALTH CARE - 7.8%
HEALTH CARE EQUIPMENT & SERVICES - 5.8%
HCA Healthcare, Inc.	1,550	376,215
Humana, Inc.	898	349,457
CVS Health Corp.	3,078	261,213
		986,885
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.0%
Regeneron Pharmaceuticals, Inc. (a)	538	325,524
		1,312,409
CONSUMER STAPLES - 4.8%
FOOD, BEVERAGE & TOBACCO - 4.8%
Constellation Brands, Inc., Class A	1,485	312,854
Keurig Dr Pepper, Inc.	7,978	272,525
Altria Group, Inc.	5,000	227,600
		812,979
INDUSTRIALS - 4.1%
CAPITAL GOODS - 4.1%
General Electric Co.	2,527	260,357
Cummins, Inc.	722	162,132
General Dynamics Corp.	800	156,824
PACCAR, Inc.	1,500	118,380
		697,693
REAL ESTATE - 1.1%
CBRE Group, Inc., Class A (a)	1,928	187,710
TOTAL COMMON STOCKS - 95.5% (COST $8,104,551)		16,201,026

See accompanying Notes to Financial Statements.

8 OAKMARK FUNDS

Oakmark Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENT - 4.4%
REPURCHASE AGREEMENT - 4.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/21 due 10/01/21, repurchase price $754,779, collateralized by United States Treasury Notes, 0.500% - 2.250% due 06/30/27 - 12/31/27, aggregate value plus accrued interest of $769,874 (Cost: $754,779)	$754,779	$754,779
TOTAL SHORT-TERM INVESTMENTS - 4.4% (COST $754,779)		754,779
TOTAL INVESTMENTS - 99.9% (COST $8,859,330)		16,955,805
Other Assets In Excess of Liabilities - 0.1%		15,774
TOTAL NET ASSETS - 100.0%		$16,971,579

(a)  Non-income producing security

See accompanying Notes to Financial Statements.

Oakmark.com 9

Oakmark Select Fund  September 30, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	3.40%	64.01%	12.78%	11.94%	14.09%	12.33%	11/01/96
S&P 500 Index	0.58%	30.00%	15.99%	16.90%	16.63%	9.58%
Lipper Multi-Cap Value Fund Index[8]	-1.05%	41.86%	9.48%	10.41%	12.65%	7.92%
Oakmark Select Fund (Advisor Class)	3.42%	64.18%	12.92%	N/A	N/A	10.86%	11/30/16
Oakmark Select Fund (Institutional Class)	3.44%	64.35%	13.00%	N/A	N/A	10.92%	11/30/16
Oakmark Select Fund (Service Class)	3.33%	63.63%	12.51%	11.67%	13.77%	9.53%	12/31/99
Oakmark Select Fund (R6 Class)	3.45%	N/A	N/A	N/A	N/A	30.85%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	9.6
CBRE Group, Inc., Class A	8.2
Ally Financial, Inc.	5.6
Netflix, Inc.	5.3
Charter Communications, Inc., Class A	5.2
Citigroup, Inc.	5.1
Facebook, Inc., Class A	4.9
Bank of America Corp.	4.6
Capital One Financial Corp.	4.5
American International Group, Inc.	4.3
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	24
Net Assets	$5.4 billion
Weighted Average Market Cap	$308.3 billion
Median Market Cap	$48.5 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.03%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.01%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	26.5
Communication Services	25.0
Health Care	9.7
Consumer Discretionary	9.6
Real Estate	8.2
Energy	6.0
Industrials	5.9
Consumer Staples	3.5
Short-Term Investments and Other	5.6

See accompanying Disclosures and Endnotes on page 95.

10 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2021

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was up 3.4% for the quarter, ahead of the S&P 500 Index's3 0.6% return. For the fiscal year ending September 30, 2021, the Oakmark Select Fund increased by 64.0%, compared to a 30.0% gain for the S&P 500 Index. After five years of pervasive value underperformance, the past 11 months (essentially since the first vaccine was approved) have been wonderful for investors who adhere to our value style of investing.

The most significant contributors to performance during the quarter were Alphabet (+9%) and CBRE Group (+14%). The same two stocks were also our largest contributors for the full fiscal year, up 82% and 107%, respectively. The Fund still maintains sizable positions in both companies because they continue to sell at discounts to our estimates of their intrinsic values, despite their strong stock price performance. (Note that CBRE's quarter-end weighting is larger than our actual economic interest in the position. We've chosen to sell calls against it rather than reduce the position by selling stock directly, as the price of the calls implies CBRE is a more volatile company than we believe it to be.)

The most significant detractors from performance during the quarter were Lear (-10%) and Constellation Brands (–10%). For the full year, the sole detractor was Allison Transmission (–10%). All of these companies remain holdings in the Fund and all continue to sell at significant discounts to our estimates of their intrinsic values.

We didn't add or remove any companies from the portfolio this quarter.

Many times, when clients notice positions such as Netflix, Facebook, and Alphabet in our portfolio, they question whether we remain true "value" investors. We believe our performance over the trailing 12 months demonstrates that we are. There were 252 trading days over that period. Seventy two of those days were strong value days, in which the Russell 1000 Value Index outperformed its growth counterpart by 0.50% or more. On those days, the Select Fund cumulatively outperformed the S&P 500 Index by 66% and outperformed the Russell 1000 Value Index by 16%. Given that the Fund's total 12-month outperformance versus the S&P 500 Index was 34%, you can see that more than all of it was driven by the 29% of trading days in which value stocks did particularly well.

Every company—large or small, public or private—is worth the present value of its future cash flows. Any company selling at a substantial discount to our estimate of that value is, in our minds, a "value" stock, regardless of how expensive it might look according to traditional GAAP accounting metrics. Our estimate of the intrinsic value of a share of Netflix, for example, is well in excess of the current stock price, despite the fact that the stock sells at more than 45 times consensus 2022 EPS7 estimates (which we believe doesn't factor in Netflix's future pricing power).

GAAP accounting does a poor job of capturing the underlying economics of R&D-heavy businesses. Even still, a large portion of our portfolio holdings do look quite inexpensive on traditional metrics. We own 13 stocks that sell for less than a 14 P/E9 on 2022 consensus estimates, well below the market multiple of 19x. Seven of those companies are trading at single-digit P/E ratios. Rest assured, we at Oakmark are value investors, through and through.

Thank you, our fellow shareholders, for your continued investment in our Fund.

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 11

Oakmark Select Fund  September 30, 2021

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.4%
FINANCIALS - 26.5%
BANKS - 12.0%
Citigroup, Inc.	3,942	$276,650
Bank of America Corp.	5,921	251,342
CIT Group, Inc.	1,357	70,471
First Citizens BancShares, Inc., Class A	56	47,159
First Citizens BancShares, Inc., Class B	11	8,187
		653,809
DIVERSIFIED FINANCIALS - 10.2%
Ally Financial, Inc. (a)	6,000	306,305
Capital One Financial Corp.	1,509	244,429
		550,734
INSURANCE - 4.3%
American International Group, Inc.	4,210	231,076
		1,435,619
COMMUNICATION SERVICES - 25.0%
MEDIA & ENTERTAINMENT - 25.0%
Alphabet, Inc., Class A (b)	195	521,098
Netflix, Inc. (b)	470	286,616
Charter Communications, Inc., Class A (b)	389	282,948
Facebook, Inc., Class A (b)	783	265,742
		1,356,404
HEALTH CARE - 9.7%
HEALTH CARE EQUIPMENT & SERVICES - 6.5%
Humana, Inc.	467	181,733
HCA Healthcare, Inc.	703	170,571
		352,304
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.2%
Regeneron Pharmaceuticals, Inc. (b)	290	175,502
		527,806
CONSUMER DISCRETIONARY - 9.6%
CONSUMER SERVICES - 6.3%
Booking Holdings, Inc. (b)	82	194,657
Hilton Worldwide Holdings, Inc. (b)	1,116	147,498
		342,155
AUTOMOBILES & COMPONENTS - 3.3%
Lear Corp.	1,150	179,952
		522,107
REAL ESTATE - 8.2%
CBRE Group, Inc., Class A (a) (b)	4,547	442,663
ENERGY - 6.0%
EOG Resources, Inc.	2,454	196,953
APA Corp.	6,000	128,580
		325,533
	Shares	Value
INDUSTRIALS - 5.9%
CAPITAL GOODS - 5.9%
General Electric Co.	1,753	$180,581
Allison Transmission Holdings, Inc.	4,000	141,280
		321,861
CONSUMER STAPLES - 3.5%
FOOD, BEVERAGE & TOBACCO - 3.5%
Constellation Brands, Inc., Class A	910	191,644
TOTAL COMMON STOCKS - 94.4% (COST $2,512,208)		5,123,637
	Par Value	Value
SHORT-TERM INVESTMENTS - 8.7%
REPURCHASE AGREEMENT - 8.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/21 due 10/01/21, repurchase price $471,084, collateralized by United States Treasury Notes, 0.500% - 1.750% due 01/15/28, aggregate value plus accrued interest of $480,506 (Cost: $471,084)	$471,084	471,084
TOTAL SHORT-TERM INVESTMENTS - 8.7% (COST $471,084)		471,084
TOTAL INVESTMENTS - 103.1% (COST $2,983,292)		5,594,721
Liabilities In Excess of Other Assets - (3.1)%		(169,718)
TOTAL NET ASSETS - 100.0%		$5,425,003

(a)  All or a portion of this investment is held in connection with one or more options within the Fund.

(b)  Non-income producing security

See accompanying Notes to Financial Statements.

12 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Ally Financial, Inc.	$50.00	12/17/21	(3,000)	$(15,315)	$(1,095)	$(1,407)	$312
CBRE Group, Inc., Class A	$90.00	12/17/21	(20,000)	$(194,720)	$(20,100)	$(20,199)	$99
				$(210,035)	$(21,195)	$(21,606)	$411

See accompanying Notes to Financial Statements.

Oakmark.com 13

Oakmark Global Fund  September 30, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	-3.33%	47.96%	10.41%	12.35%	11.37%	10.21%	08/04/99
MSCI World Index	-0.01%	28.82%	13.14%	13.74%	12.68%	6.07%
Lipper Global Fund Index[11]	-1.13%	28.56%	12.47%	12.83%	11.95%	6.48%
Oakmark Global Fund (Advisor Class)	-3.28%	48.25%	10.58%	N/A	N/A	11.95%	11/30/16
Oakmark Global Fund (Institutional Class)	-3.28%	48.31%	10.62%	N/A	N/A	12.01%	11/30/16
Oakmark Global Fund (Service Class)	-3.39%	47.68%	10.14%	12.06%	11.03%	10.25%	10/10/01
Oakmark Global Fund (R6 Class)	-3.28%	N/A	N/A	N/A	N/A	16.57%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	7.3
TE Connectivity, Ltd.	4.6
Lloyds Banking Group PLC	4.5
General Motors Co.	4.3
Bank of America Corp.	4.0
Bayer AG	3.8
Daimler AG	3.8
Credit Suisse Group AG	3.5
Allianz SE	3.3
Prosus N.V.	3.1
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	49
Net Assets	$1.6 billion
Weighted Average Market Cap	$215.7 billion
Median Market Cap	$48.4 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.14%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.12%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	21.5
Consumer Discretionary	18.5
Communication Services	15.7
Information Technology	13.0
Health Care	10.7
Industrials	10.0
Materials	4.2
Consumer Staples	2.2
Energy	1.3
Short-Term Investments and Other	2.9
GEOGRAPHIC ALLOCATION
% of Equity
North America	48.5
United States	48.5
Europe	44.0
Germany*	15.3
United Kingdom	12.8
Switzerland	9.3
Netherlands*	3.2
Ireland*	1.3
France*	1.1
Belgium*	1.0
% of Equity
Asia	4.3
China	1.8
Japan	1.3
India	1.2
Australasia	2.2
Australia	2.2
Latin America	1.0
Mexico	1.0

*  Euro currency countries comprise 21.9% of equity investments.

See accompanying Disclosures and Endnotes on page 95.

14 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2021

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

For most of the summer quarter, growth stocks continued to dominate value equities as they did for much of 2020. Near the quarter's end, value improved somewhat as U.S. interest rates increased. Although controversial, low interest rates have arguably boosted growth stocks' outperformance since future earnings are worth more when discounted back to the present at low rates. We believe that a material increase in interest rates could favor value equities, but could also cause market turbulence.

The Chinese market was particularly volatile this quarter because of multiple government regulatory changes and difficulties at the country's second-largest real estate developer, China Evergrande Group. Most exposure to Evergrande is limited to Chinese investors, but international markets remain wary of the collateral damage that could be caused if such a large enterprise defaults. During the quarter, Chairman Xi Jinping articulated his vision of a more equitable Chinese economy, and large Chinese internet platform companies responded by pledging billions of dollars to various charitable endeavors.

Oakmark Global lost 3.3% in the quarter, which compares to a small loss for the MSCI World Index10 and -1.1% for the Lipper Global Fund Index.11 For the calendar nine months, the Fund gained 14.3%, compared to a 13.0% gain for the MSCI World Index and 10.7% for the Lipper Global Fund Index. Finally, for the Fund's fiscal year ended September 30, the Fund gained 48.0% and the MSCI World Index gained 28.8%, while the Lipper Global Fund Index returned 28.6%. Since inception, the Fund's compound annualized return rate is 10.2%

For the quarter, the countries that contributed most to return were Australia, the U.K. and France, and Germany, China and Switzerland detracted from return. Alphabet (U.S.), Incitec Pivot (Australia), Liberty Global (U.K.), Oracle (U.S.) and Interpublic Group (U.S.) were the largest contributors to return, while Alibaba Group (China), General Motors (U.S.), Continental (Germany), Bayer (Germany) and Naspers (South Africa) detracted most. General Motors and Continental have suffered largely due to pandemic-related issues that extend across the automobile industry. At the beginning of the pandemic, auto manufacturers cut back semiconductor chip orders, which resulted in production shifts at the chip manufacturers. When auto demand snapped back, the auto industry was unable to source sufficient parts, causing lost sales and poor market performance throughout the segment.

Over the calendar nine months, the U.S., U.K. and Australia were the countries that contributed most to return while China, Switzerland and South Africa detracted most. The companies whose stocks contributed most were Alphabet, Tenet Healthcare (U.S.), Lloyds Banking Group (U.K.), Bank of America (U.S.) and General Motors. The largest detractors from return were Credit Suisse (Switzerland), Alibaba Group, Continental, Naspers and Prosus (Netherlands). We discuss Naspers and Prosus later in this letter as they are closely linked.

For the Fund's fiscal year, the U.S., U.K. and Germany contributed most to return while China and the Netherlands were the only detractors. Lloyds Banking Group, a large detractor one year ago, was the largest contributor, followed by Alphabet, CNH Industrial (U.K.), General Motors and Tenet Healthcare. Alibaba Group, Prosus, Credit Suisse, Bayer and Humana (U.S.) detracted most from return for the 12 months. We review some of the 12-month winners and losers in the next section.

Over the past few years, we have often discussed the disparity in returns between value and growth equities, but we have infrequently touched on the differences between U.S. and international returns. Yet, over the past 20 years, the S&P 5003 has generated an annualized total rate of return of 9.5%, compared to 6.6% for the EAFE Index12 of developed country stock markets (non-U.S.). On a more granular basis, the Japanese Nikkei 225 Index13 has never exceeded its 1989 peak, and the London FTSE 100 Index14 currently trades near its 1999 levels on a price-only basis (i.e., not including income). Since 2000, U.S. markets have benefited from the performance of dynamic technology companies, few of which are located in Europe. The FAANG companies alone account for a substantial portion of the return differential.

Regardless of the investing landscape, our job as managers of the Global Fund is to invest in the most attractive opportunities wherever we find them. The location of a company might affect its short-term return potential, but in the long term, price and value usually find a way to come together. This year's stock market returns have favored the U.S., but that tells us little about the future. At quarter end, the Fund was 47% allocated to U.S. equities, but that is not a reflection of any attempts to forecast which markets will excel. Instead, it indicates where we have found the most compelling investment opportunities.

Twelve-Month Winners and Losers

Stock prices soared over the past 12 months, a fact that the calendar helps to obscure. The majority of the return was earned in the fourth calendar quarter of 2020, which gave a positive outcome to what had been a bad year. Some smaller markets (Austria, the Netherlands) have enjoyed better than 60% increases over the past 12 months while China was the only significant market to decline in the period, a self-inflicted wound

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 15

Oakmark Global Fund  September 30, 2021

Portfolio Manager Commentary (continued)

at that. The net result for the Fund in the period was a return of nearly 50%, one of the best 12-month returns the Fund has ever experienced.

Four of the strongest performers in the period were Lloyds Banking Group, Tenet Healthcare, Interpublic Group and CNH Industrial. Lloyds' great return is partly the result of its exceptionally low starting price. Nevertheless, company fundamentals have also improved in part because of management's conservative approach to reserving for loan losses as well as its decision at the beginning of the pandemic to suspend its program of returning excess capital to shareholders—a program it has since reinstated. Tenet may be best known as the second-largest public hospital chain in the U.S., but its largest business is outpatient acute care centers. In early 2020, investors fled the health care industry because of the great uncertainty that the pandemic presented. The early days of the pandemic were very hard on the hospital industry especially, but as the Covid-19 surge peaked and diminished, hospitals were able to schedule elective procedures and engage in profitable activities. Interpublic is the fifth largest U.S. advertising agency. Management spent the past few years reorienting the company for a digital marketing future, and these efforts are now paying off through market share gains and improving profit margins. Finally, CNH Industrial, like Lloyds, languished for most of 2020. The company's most important division, agricultural equipment, began to recover strongly late in the year, and the share price responded accordingly.

The Fund had few losers in such a strong period, and only Alibaba's loss was meaningful. Chinese regulators have made life difficult for Alibaba in 2021, forcing the cancellation of an initial public offering for a partially owned subsidiary (Ant Financial) and then "encouraging" the company (and its peers) to make enormous charitable contributions to make society more equitable. Chinese regulators also came down hard on the video game industry, and this depressed the Fund's holding of Prosus, which holds a large ownership stake in Tencent. Credit Suisse has suffered two risk management outcomes in 2021. Given the size of these potential losses, the stock's small decline in the period illustrates the value in the company. Finally, Bayer's acquisition of Monsanto continues to haunt the company with expensive lawsuits.

Transaction Activity

All new purchases and final sales of holdings took place on the international side of the portfolio. Although not in alphabetical order, we will begin with Naspers, the highest market value company on the South African stock market. Naspers was an early investor in Tencent, a leading gaming and social media franchise in China, and it currently owns 29% of the company. Naspers has subsequently added additional high-quality businesses to its portfolio, but Tencent remains approximately 85% of our estimate of the company's fair value. In 2019, Naspers created Prosus to hold its Tencent stake along with other non-South-African assets. As Naspers shareholders, we received shares in the newly established Prosus. During the recent quarter, Naspers and Prosus announced a tender program in which we could receive Prosus shares in return for our Naspers shares. We elected to make this exchange as we believe Prosus offers a better domicile (the Netherlands), more liquidity, a better tax position and a management team that is strongly advocating for moving the weight of ownership to Prosus. Following the tender, we decided to sell the remainder of our Naspers shares to purchase more Prosus shares.

Glencore was our second new purchase in the quarter. One of the world's largest mining firms and commodity traders, Glencore has leading positions in metals, oil, coal, and agricultural commodities marketing, and it distributes these products around the world to a wide array of customer industries. This business offers attractive returns and free cash flow generation and has significant barriers to entry. Glencore is also one of the world's largest miners of copper, cobalt, zinc and nickel, which leaves it well positioned as economies transition toward a lower carbon footprint. Its coal mining business also provides attractive cash flows, which are reinvested into other areas of the business or returned to shareholders. Glencore is run by a smart, hyper-competitive and value-oriented management team that focuses on improving asset and shareholder returns. We find the company's current valuation attractive.

During the quarter, Fund holding Continental distributed shares of Vitesco as a spinoff. Vitesco is a leading supplier of components for electromobility in the auto industry. The current management team has stabilized the business after years of heavy investment. We believe the company's electrification technology business will boost results over the next few years. Moreover, the shares trade at a significant discount to our estimate of fair value.

We exited two other spinoff distributions during the quarter. In September, Fund holding Prudential distributed shares of Jackson National, a U.S.-based variable annuity provider, and we sold the shares. The spinoff was well telegraphed by management, and we supported the divesture given the poor strategic fit. Finally, in the second quarter, the Fund received shares in Wickes Group as a spinoff distribution from Travis Perkins. We eliminated this holding in the third quarter to move capital into more attractive positions.

Currency Hedges

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. As of quarter end, we found the Swiss franc to be overvalued and have hedged approximately 15% of the Fund's franc exposure.

As always, we thank you for being our partners in the Oakmark Global Fund. We invite you to send us your comments or questions.

See accompanying Disclosures and Endnotes on page 95.

16 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2021

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.1%
FINANCIALS - 21.5%
BANKS - 10.6%
Lloyds Banking Group PLC (United Kingdom)	111,542	$69,426
Bank of America Corp. (United States)	1,472	62,465
Axis Bank, Ltd. (India) (a)	1,837	18,833
Citigroup, Inc. (United States)	194	13,580
		164,304
DIVERSIFIED FINANCIALS - 6.3%
Credit Suisse Group AG (Switzerland)	5,541	54,726
Julius Baer Group, Ltd. (Switzerland)	639	42,422
		97,148
INSURANCE - 4.6%
Allianz SE (Germany)	229	51,357
Prudential PLC (United Kingdom)	1,070	20,764
		72,121
		333,573
CONSUMER DISCRETIONARY - 18.5%
AUTOMOBILES & COMPONENTS - 11.7%
General Motors Co. (United States) (a)	1,278	67,369
Daimler AG (Germany)	663	58,471
Continental AG (Germany) (a)	312	33,892
Toyota Motor Corp. (Japan)	1,096	19,519
Vitesco Technologies Group AG (Germany) (a)	57	3,349
		182,600
RETAILING - 4.8%
Prosus N.V. (Netherlands)	604	48,333
Alibaba Group Holding, Ltd. ADR (China) (a) (b)	178	26,372
		74,705
CONSUMER SERVICES - 1.8%
Booking Holdings, Inc. (United States) (a)	7	17,258
Compass Group PLC (United Kingdom) (a)	495	10,127
		27,385
CONSUMER DURABLES & APPAREL - 0.2%
Cie Financiere Richemont SA, Class A (Switzerland)	30	3,059
		287,749
COMMUNICATION SERVICES - 15.7%
MEDIA & ENTERTAINMENT - 13.7%
Alphabet, Inc., Class A (United States) (a)	43	113,932
Liberty Broadband Corp., Class C (United States) (a)	239	41,275
The Interpublic Group of Cos., Inc. (United States)	925	33,915
Grupo Televisa SAB ADR (Mexico) (b)	1,422	15,615
Charter Communications, Inc., Class A (United States) (a)	11	8,222
		212,959
	Shares	Value
TELECOMMUNICATION SERVICES - 2.0%
Liberty Global PLC, Class A (United Kingdom) (a)	1,035	$30,852
		243,811
INFORMATION TECHNOLOGY - 13.0%
SOFTWARE & SERVICES - 8.4%
Oracle Corp. (United States)	456	39,688
Mastercard, Inc., Class A (United States)	83	28,892
SAP SE (Germany)	181	24,531
Fiserv, Inc. (United States) (a)	195	21,157
Capgemini SE (France)	77	15,947
		130,215
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
TE Connectivity, Ltd. (United States)	519	71,217
		201,432
HEALTH CARE - 10.7%
HEALTH CARE EQUIPMENT & SERVICES - 5.8%
Tenet Healthcare Corp. (United States) (a)	724	48,119
Humana, Inc. (United States)	72	28,019
Envista Holdings Corp. (United States) (a)	348	14,546
		90,684
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.9%
Bayer AG (Germany)	1,079	58,546
Novartis AG (Switzerland)	207	16,982
		75,528
		166,212
INDUSTRIALS - 10.0%
CAPITAL GOODS - 8.7%
CNH Industrial N.V. (United Kingdom)	2,583	43,424
Howmet Aerospace, Inc. (United States)	849	26,485
Flowserve Corp. (United States)	615	21,305
General Dynamics Corp. (United States)	100	19,623
Travis Perkins PLC (United Kingdom)	878	18,054
Johnson Controls International PLC (United States)	93	6,304
		135,195
TRANSPORTATION - 1.3%
Ryanair Holdings PLC ADR (Ireland) (a) (b)	172	18,913
Ryanair Holdings PLC (Ireland) (a)	62	1,178
		20,091
		155,286
MATERIALS - 4.2%
Incitec Pivot, Ltd. (Australia)	16,144	33,581
Glencore PLC (Switzerland)	4,795	22,557
Arconic Corp. (United States) (a)	306	9,652
		65,790

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Global Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Shares		Value
COMMON STOCKS - 97.1% (continued)
CONSUMER STAPLES - 2.2%
FOOD, BEVERAGE & TOBACCO - 2.2%
Keurig Dr Pepper, Inc. (United States)		526	$17,972
Anheuser-Busch InBev SA/NV (Belgium)		278	15,790
			33,762
ENERGY - 1.3%
Nov, Inc. (United States) (a)		1,500	19,665
TOTAL COMMON STOCKS - 97.1% (COST $932,057)			1,507,280
WARRANT - 0.0% (c)
CONSUMER DISCRETIONARY - 0.0% (c)
Cie Financiere Richemont SA (Switzerland) (a)		414	196
TOTAL WARRANTS - 0.0% (COST $—)			196
	Par Value		Value
FIXED INCOME - 0.3%
CONVERTIBLE BOND - 0.3%
Credit Suisse Group AG, 144A 3.00%, due 11/12/21 (d)	CHF	2,221	2,550
Credit Suisse Group AG, 144A 3.00%, due 11/12/21 (d)	CHF	2,200	2,504
TOTAL CONVERTIBLE BOND - 0.3% (COST $4,855)			5,054
TOTAL FIXED INCOME - 0.3% (COST $4,855)			5,054
	Par Value		Value
SHORT-TERM INVESTMENT - 1.9%
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/21 due 10/01/21, repurchase price $29,549, collateralized by United States Treasury Note, 0.500% due 06/30/27, value plus accrued interest of $30,140 (Cost: $29,549)		29,549	29,549
TOTAL SHORT-TERM INVESTMENTS - 1.9% (COST $29,549)			29,549
TOTAL INVESTMENTS - 99.3% (COST $966,461)			1,542,079
Foreign Currencies (Cost $0) (e) - 0.0% (c)			0 (e)
Other Assets In Excess of Liabilities - 0.7%			10,205
TOTAL NET ASSETS - 100.0%			$1,552,284

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Amount rounds to less than $1,000.

Key to Abbreviations:

  CHF Swiss Franc

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/21	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	17,733	$19,818	12/15/21	$19,067	$751
				$19,067	$751

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Global Select Fund  September 30, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	-1.65%	45.02%	11.86%	11.90%	12.52%	8.91%	10/02/06
MSCI World Index	-0.01%	28.82%	13.14%	13.74%	12.68%	7.47%
Lipper Global Fund Index[11]	-1.13%	28.56%	12.47%	12.83%	11.95%	7.11%
Oakmark Global Select Fund (Advisor Class)	-1.65%	45.21%	11.98%	N/A	N/A	11.40%	11/30/16
Oakmark Global Select Fund (Institutional Class)	-1.61%	45.33%	12.06%	N/A	N/A	11.46%	11/30/16
Oakmark Global Select Fund (R6 Class)	-1.61%	N/A	N/A	N/A	N/A	18.50%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	12.3
Lloyds Banking Group PLC	6.0
Daimler AG	5.3
Charter Communications, Inc., Class A	5.3
HCA Healthcare, Inc.	5.0
Humana, Inc.	4.9
Fiserv, Inc.	4.9
Bank of America Corp.	4.7
Credit Suisse Group AG	4.7
Bayer AG	4.3
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	24
Net Assets	$1.7 billion
Weighted Average Market Cap	$315.7 billion
Median Market Cap	$62.8 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.11%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.09%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	23.8
Health Care	20.6
Communication Services	19.4
Consumer Discretionary	15.3
Information Technology	7.6
Real Estate	3.9
Industrials	3.6
Consumer Staples	2.1
Short-Term Investments and Other	3.7
GEOGRAPHIC ALLOCATION
% of Equity
North America	54.5
United States	54.5
Europe	41.8
Germany*	16.8
United Kingdom	11.0
Switzerland	7.6
% of Equity
Europe (cont'd)	41.8
Netherlands*	4.2
France*	2.2
Asia	3.7
South Korea	1.9
China	1.8

*  Euro currency countries comprise 23.2% of equity investments.

See accompanying Disclosures and Endnotes on page 95.

20 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2021

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 45.0% for the fiscal year ended September 30, 2021, outperforming the MSCI World Index,10 which returned 28.8%. For the most recent quarter, the Fund returned -1.7%, compared to the benchmark's return of 0.0%. More importantly, the Fund has returned an average of 8.9% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 7.5% over the same period.

Alphabet, a U.S. communication services provider, was once again a top contributor for the quarter, solidifying its rank as a top contributing stock for the one-year period. The company's financial results repeatedly exceeded expectations. In particular, its revenue grew faster than expected and its margin trends improved across all segments. In addition, management has executed $24.4 billion of stock repurchases so far in 2021. After further examination, we recently increased our estimate of Alphabet's intrinsic value based on the company's better than expected operating leverage and its notable efficiency improvements. As a result, we continue to believe that Alphabet is trading at a significant discount to its intrinsic value.

Chinese internet company Alibaba was a top detractor for both the quarter and the fiscal year ending September 30. Regulatory headwinds and heightened competition continued to challenge the company's operating results. Earlier in 2021, the Chinese government fined Alibaba Group $2.8 billion—the largest antitrust penalty issued in the country's history. The fine, which represents 4% of the company's 2019 annual domestic revenue, was imposed because China's State Administration for Market Regulation found that Alibaba's merchant exclusivity requirements hindered competition. Later, the company's share price plunged upon the release of fiscal full-year earnings, even though these were largely in line with our full-year estimates on an organic basis. Along with the earnings release, management announced it would reinvest all incremental profits in the current fiscal year, which disappointed investors. While this strategy will likely produce low or no near-term profit growth, management believes these investments will help grow the company's user base over the long term. In addition, the cloud business grew more slowly than had been expected, which Alibaba attributed to a large global customer moving its non-China business to a competitor. While the company faces near-term challenges from regulatory pressures and a slowing macro environment, we believe it is meaningfully undervalued relative to our estimate of its intrinsic value.

During the quarter, we sold our Richemont (Switzerland) position as its share price approached our estimate of intrinsic value.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 13% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with approximately 54% of the Fund's investments in the U.S., 42% in the U.K. and Europe, and 4% in Asia.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 21

Oakmark Global Select Fund  September 30, 2021

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.3%
FINANCIALS - 23.8%
BANKS - 14.9%
Lloyds Banking Group PLC (United Kingdom)	165,262	$102,862
Bank of America Corp. (United States)	1,916	81,343
Citigroup, Inc. (United States)	1,016	71,331
		255,536
DIVERSIFIED FINANCIALS - 4.7%
Credit Suisse Group AG (Switzerland)	8,208	81,060
INSURANCE - 4.2%
American International Group, Inc. (United States)	1,314	72,115
		408,711
HEALTH CARE - 20.6%
HEALTH CARE EQUIPMENT & SERVICES - 13.7%
HCA Healthcare, Inc. (United States)	352	85,486
Humana, Inc. (United States)	217	84,368
Fresenius SE & Co. KGaA (Germany)	867	41,513
Fresenius Medical Care AG & Co. KGaA (Germany)	348	24,418
		235,785
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.9%
Bayer AG (Germany)	1,363	73,978
Novartis AG (Switzerland)	546	44,796
		118,774
		354,559
COMMUNICATION SERVICES - 19.4%
MEDIA & ENTERTAINMENT - 19.4%
Alphabet, Inc., Class A (United States) (a)	79	210,802
Charter Communications, Inc., Class A (United States) (a)	125	91,236
NAVER Corp. (South Korea)	96	31,116
		333,154
CONSUMER DISCRETIONARY - 15.3%
RETAILING - 5.8%
Prosus N.V. (Netherlands)	866	69,299
Alibaba Group Holding, Ltd. ADR (China) (a) (b)	207	30,702
		100,001
AUTOMOBILES & COMPONENTS - 5.3%
Daimler AG (Germany)	1,034	91,267
CONSUMER SERVICES - 4.2%
Booking Holdings, Inc. (United States) (a)	23	54,860
Compass Group PLC (United Kingdom) (a)	870	17,789
		72,649
		263,917
	Shares	Value
INFORMATION TECHNOLOGY - 7.6%
SOFTWARE & SERVICES - 7.6%
Fiserv, Inc. (United States) (a)	776	$84,239
SAP SE (Germany)	345	46,627
		130,866
REAL ESTATE - 3.9%
CBRE Group, Inc., Class A (United States) (a)	695	67,694
INDUSTRIALS - 3.6%
CAPITAL GOODS - 3.6%
CNH Industrial N.V. (United Kingdom)	3,645	61,277
CONSUMER STAPLES - 2.1%
FOOD, BEVERAGE & TOBACCO - 2.1%
Danone SA (France)	538	36,707
TOTAL COMMON STOCKS - 96.3% (COST $1,167,988)		1,656,885
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.5%
REPURCHASE AGREEMENT - 3.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/21 due 10/01/21, repurchase price $59,655, collateralized by United States Treasury Bond, 1.750% due 01/15/28, value plus accrued interest of $60,848 (Cost: $59,654)	$59,654	59,654
TOTAL SHORT-TERM INVESTMENTS - 3.5% (COST $59,654)		59,654
TOTAL INVESTMENTS - 99.8% (COST $1,227,642)		1,716,539
Foreign Currencies (Cost $0) (d) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.2%		2,763
TOTAL NET ASSETS - 100.0%		$1,719,302

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/21	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	15,401	$17,212	12/15/21	$16,560	$652
				$16,560	$652

See accompanying Notes to Financial Statements.

Oakmark.com 23

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24 OAKMARK FUNDS

Oakmark International and Oakmark
International Small Cap Funds  September 30, 2021

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com
oakgx@oakmark.com
oakwx@oakmark.com

Fellow Shareholders,

After five consecutive quarters of strong performance for both of our international funds, the Oakmark International and International Small Cap Funds have taken breathers with the International Fund declining 5.0% for the quarter and the International Small Cap Fund dropping 1.8%. In addition to the negative absolute performances, both Funds lost ground to their respective benchmarks (please see separate letter for each of the Funds). Despite this short-term downturn, we are pleased with each of these portfolios and continue to believe they offer substantial value.

The Return of the Pandemic Trade

The overall hindrance to the performance of value funds in general, and with Oakmark specifically, is the return of the "pandemic trade." Due to the more contagious Delta variant, a new wave of Covid-19 cases triggered a slowdown in economic reopenings around the world. In addition, some areas, particularly Asia and Australia, implemented new economic restrictions and lockdowns. This has caused a weakness in the share prices of economically sensitive businesses as investors flocked to those that are less so. However, as we have seen in the past, individual economic reopenings cause dramatic growth spikes in these reopened areas on account of pent-up demand. A result of this is the post-lockdown spending sprees fueled by high savings rates. However, global supply chains haven't been able to handle these reopenings due to the explosive growth. Therefore, shortages have developed across the economic spectrum from semiconductors to labor. This, in essence, will extend the economic recovery as the demand is unable to be satisfied, which means more future spending. As such, especially given the low valuations of the economically sensitive businesses we own, we believe our exposure in these areas is appropriate. Ultimately, the combination of low valuations and a lengthened economic recovery should have a positive impact on earnings and cash flows and, thus, share prices.

Too Many Dollars Chasing Too Few Goods

Structural inflation is mainly a monetary phenomenon caused by a monetary policy that excessively expands the supply of money. In layman's terms, if the supply of money increases faster than its velocity, it impacts the price level and economic output. During the Global Financial Crisis (GFC), money supply exploded globally and central banks acted again to swiftly relax during the pandemic. Thankfully, inflation continued to be restrained as the velocity of money during this period decreased, preventing inflation—a result of post-GFC massive reserve building (and other reasons) by financial institutions around the globe. In fact, for almost three decades, inflation has remained subdued as the Federal Reserve, the central bank of the United States, aggressively eliminated inflation in the 1980s by instituting a very tight monetary policy. Now, as prices rise globally, the question persists—is this inflation structural or cyclical? Though at this stage it is too early to formulate a firm conclusion, given the huge amount of growth in money supply we have seen around the world, one cannot exclude the possibility that some of this is structural, which means that eventually central banks will have to tighten. I mention this because of our heavy exposure to financials, which could, all else being equal, be huge beneficiaries of a higher rate environment. Even though most of our investments have been able to grow earnings, this growth has been muted by "lower for longer" interest rates, particularly in Europe. Today these holding are still selling at low valuations with high dividend yields and capital positions. Any hint of firmer rates could be advantageous for these holdings.

Again, we are appreciative of your continued support, especially given the previous three months' "soft" returns. Rest assured, we will continue to work hard to ensure that we can deliver the best investment results possible.

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 25

Oakmark International Fund  September 30, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	-5.02%	41.96%	5.60%	8.27%	9.02%	9.28%	09/30/92
MSCI World ex U.S. Index	-0.66%	26.50%	7.87%	8.88%	7.88%	6.28%
MSCI EAFE Index[12]	-0.45%	25.73%	7.62%	8.81%	8.10%	6.14%
Lipper International Fund Index[16]	-1.43%	26.32%	9.30%	9.66%	8.95%	7.17%
Oakmark International Fund (Advisor Class)	-4.96%	42.22%	5.73%	N/A	N/A	8.06%	11/30/16
Oakmark International Fund (Institutional Class)	-4.96%	42.30%	5.81%	N/A	N/A	8.13%	11/30/16
Oakmark International Fund (Service Class)	-5.05%	41.69%	5.35%	8.00%	8.69%	7.60%	11/04/99
Oakmark International Fund (R6 Class)	-4.95%	N/A	N/A	N/A	N/A	9.18%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Lloyds Banking Group PLC	4.0
Bayer AG	3.7
Intesa Sanpaolo SPA	3.6
Daimler AG	3.6
BNP Paribas SA	3.6
Bayerische Motoren Werke AG	3.5
Allianz SE	3.3
Credit Suisse Group AG	3.1
Glencore PLC	3.1
CNH Industrial N.V.	2.7
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	67
Net Assets	$27.0 billion
Weighted Average Market Cap	$61.5 billion
Median Market Cap	$27.8 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.06%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.04%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	25.7
Consumer Discretionary	24.9
Health Care	9.3
Industrials	9.0
Materials	8.0
Communication Services	7.3
Information Technology	6.3
Consumer Staples	4.2
Energy	0.8
Preferred Stocks	0.9
Short-Term Investments and Other	3.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	84.3
Germany*	25.4
United Kingdom	17.4
France*	12.3
Switzerland	11.8
Sweden	4.3
Netherlands*	4.0
Italy*	3.8
Spain*	1.7
Belgium*	1.7
Ireland*	1.4
Finland*	0.5
% of Equity
Asia	9.2
China	3.1
Japan	2.2
South Korea	1.9
India	1.3
Indonesia	0.7
North America	2.7
Canada	2.7
Australasia	1.8
Australia	1.8
Latin America	1.1
Mexico	1.1
Africa	0.9
South Africa	0.9

*  Euro currency countries comprise 50.8% of equity investments.

See accompanying Disclosures and Endnotes on page 95.

26 OAKMARK FUNDS

Oakmark International Fund  September 30, 2021

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund increased 42.0% for the fiscal year ended September 30, 2021, outperforming the MSCI World ex U.S. Index,15 which was 26.5% over the same period. For the most recent quarter, the Fund returned -5.0%, compared to the benchmark's return of -0.7%. However, the Fund has returned an average of 9.3% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6.3% per year over the same period.

Glencore, one of the world's largest mining firms with leading market positions in copper, coal, zinc, nickel and cobalt mining, was a top contributor for both the quarter and one-year period. The Swiss-headquartered company continued to outperform expectations and benefitted from rising commodity prices and a disciplined cost program. Copper is Glencore's most important commodity, and the company is benefiting from rising production and lower costs. Demand for copper is currently quite strong and, in our assessment, it will remain robust due to 1) broad infrastructure investment in China and elsewhere; 2) continued global industrial recovery; and 3) its use in environmentally favorable initiatives, such as grid investment, renewables and mobility electrification. At both current and normalized prices, Glencore generates a significant amount of cash flow, resulting in a double-digit free cash flow yield. Lastly, we like that the company is run by smart, hyper-competitive and value-focused managers who are incentivized to improve asset returns and return capital to shareholders.

Chinese internet company Alibaba was a top detractor for the year ending September 30. Regulatory headwinds and heightened competition continued to challenge the company's operating results. Earlier in 2021, China's State Administration for Market Regulation fined Alibaba Group $2.8 billion—the largest antitrust penalty issued in the country's history. The fine, which represents 4% of the company's 2019 annual domestic revenue, was imposed because China's State Administration for Market Regulation found that Alibaba's merchant exclusivity requirements hindered competition. Later, the company's share price plunged upon the release of fiscal full-year earnings, even though these were largely in line with our full-year estimates on an organic basis. Along with the earnings release, management announced it would reinvest all incremental profits in the current fiscal year, which disappointed investors. While this strategy will likely produce low or no near-term profit growth, management believes these investments will help grow the company's user base over the long term. In addition, the cloud business grew more slowly than had been expected, which Alibaba attributed to a large global customer moving its non-China business to a competitor. While the company faces near-term challenges from regulatory pressure and a slowing macro environment, we believe it is meaningfully undervalued relative to our estimate of its intrinsic value.

Continental, a German tire and automotive component manufacturer, was a notable detractor for the quarter after it released a mixed set of results in August. Incremental weakness on the component side was primarily driven by the global computer chip shortage, which has impacted light vehicle production globally and also especially affected Continental due to the company's business mix. On the positive side, its tires business is clearly benefiting from recoveries in both volume and pricing. Since reporting results, Continental's expectations for light vehicle production have come down further and will likely put pressure on near-term results. In September, the company completed the spinoff of its powertrain business, Vitesco Technologies, which produced solid results in its final quarter with Continental. We believe the eventual recovery of vehicle production growth, combined with increasing content in vehicles from Continental and significant cost reductions, should significantly improve the company's financial results over the next few years. We continue to find Continental has an attractive portfolio and believe that it is undervalued relative to its normalized earnings power.

During the quarter, we sold our holdings in Bunzl (U.K.) and EssilorLuxottica (France) as they approached our estimates of their intrinsic values. We also sold our remaining shares in Liberty Global Class C (U.S.), but we maintained our investment in Liberty Global Class A (U.S.). Similarly, we transitioned our Samsung Electronics (South Korea) position to the Samsung Electronics preferred shares.

We initiated the below positions during the quarter:

•  Informa (U.K.) publishes academic, scientific, commercial and professional data through electronic and print information services. In addition, the company produces more than 8,500 events and tradeshows. We believe the tradeshow business is underappreciated and likely to create value for the company.

•  Vipshop Holdings ADR (China) offers a differentiated value proposition to its customers via its online product sales and distributions services. We like that the business model is asset-light due to inventory being predominantly on consignment and logistics outsourced to a third party. We believe the company should generate meaningful free cash flow moving forward.

•  Worldline (France) creates and operates digital transaction processing platforms. It is the European payments leader and has, in our opinion, a long growth runway given lower European cashless penetration when compared to the U.S.

•  Trip.com Group ADR (China), the largest online travel agency in China, and Reckitt Benckiser Group (U.K.), a large global consumer products company, were both previous holdings in the Fund. With significant declines in share
See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 27

Oakmark International Fund  September 30, 2021

Portfolio Manager Commentary (continued)

price, the stocks again offered the necessary potential upside to be selected for our portfolio.

•  We also received shares of Prosus (Netherlands) as part of a corporate action related to our holding of Naspers (South Africa). We elected to tender our Naspers shares in favor of Prosus given its better domicile and liquidity.

•  Vitesco Technologies Group (Germany), formerly Continental's powertrain division, spun-off to Continental shareholders in September. We think the company offers meaningful upside potential due to the successful management of its order book during the spinoff transition and we believe the stock is undervalued relative to our perception of intrinsic value.

We continue to think the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 14% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with approximately 84% of our holdings in Europe and the U.K., 9% in Asia, and 2% in Australasia. The remaining positions are 1% in South Africa, 3% in North America (Canada) and 1% in Latin America (Mexico).

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 95.

28 OAKMARK FUNDS

Oakmark International Fund  September 30, 2021

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.5%
FINANCIALS - 25.7%
BANKS - 14.6%
Lloyds Banking Group PLC (United Kingdom)	1,743,256	$1,085,038
Intesa Sanpaolo SPA (Italy)	345,969	979,433
BNP Paribas SA (France)	15,023	961,195
NatWest Group PLC (United Kingdom)	133,084	401,228
Axis Bank, Ltd. (India) (a)	33,284	341,228
Bank Mandiri Persero Tbk PT (Indonesia)	414,768	177,266
		3,945,388
DIVERSIFIED FINANCIALS - 6.5%
Credit Suisse Group AG (Switzerland)	83,946	829,072
EXOR N.V. (Netherlands)	6,647	557,830
Schroders PLC (United Kingdom)	7,362	354,538
AMP, Ltd. (Australia) (a)	11,146	7,860
		1,749,300
INSURANCE - 4.6%
Allianz SE (Germany)	4,002	896,652
Prudential PLC (United Kingdom)	16,849	326,969
		1,223,621
		6,918,309
CONSUMER DISCRETIONARY - 24.9%
AUTOMOBILES & COMPONENTS - 12.9%
Daimler AG (Germany)	10,916	963,107
Bayerische Motoren Werke AG (Germany)	9,631	941,832
Continental AG (Germany) (a)	6,722	729,732
Toyota Motor Corp. (Japan)	22,586	402,418
Valeo (France) (b)	13,265	370,198
Vitesco Technologies Group AG (Germany) (a)	1,331	78,626
		3,485,913
RETAILING - 7.1%
Prosus N.V. (Netherlands)	6,190	495,424
H & M Hennes & Mauritz AB, Class B (Sweden) (a)	22,797	461,455
Alibaba Group Holding, Ltd. ADR (China) (a) (c)	1,778	263,248
Alibaba Group Holding, Ltd. (China) (a)	13,756	254,681
Vipshop Holdings, Ltd. ADR (China) (a) (c)	20,620	229,707
Naspers, Ltd., N Shares (South Africa)	1,320	218,210
		1,922,725
CONSUMER SERVICES - 3.9%
Accor SA (France) (a) (b)	16,546	589,985
Compass Group PLC (United Kingdom) (a)	10,806	220,995
Restaurant Brands International, Inc. (Canada)	2,887	176,629
Trip.com Group, Ltd. ADR (China) (a) (c)	1,941	59,693
		1,047,302
	Shares	Value
CONSUMER DURABLES & APPAREL - 1.0%
The Swatch Group AG, Bearer Shares (Switzerland)	609	$158,968
Cie Financiere Richemont SA, Class A (Switzerland)	909	94,290
		253,258
		6,709,198
HEALTH CARE - 9.3%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.3%
Bayer AG (Germany)	18,473	1,002,608
Novartis AG (Switzerland)	5,011	410,922
Roche Holding AG (Switzerland)	764	278,728
		1,692,258
HEALTH CARE EQUIPMENT & SERVICES - 3.0%
Fresenius Medical Care AG & Co. KGaA (Germany)	8,149	571,590
Fresenius SE & Co. KGaA (Germany)	5,247	251,129
		822,719
		2,514,977
INDUSTRIALS - 9.0%
CAPITAL GOODS - 6.9%
CNH Industrial N.V. (United Kingdom) (b)	44,061	740,617
Volvo AB, Class B (Sweden)	15,052	336,054
SKF AB, Class B (Sweden)	14,167	334,083
Komatsu, Ltd. (Japan)	7,441	178,205
Rolls-Royce Holdings PLC (United Kingdom) (a)	85,223	159,173
Smiths Group PLC (United Kingdom)	6,790	130,938
		1,879,070
TRANSPORTATION - 1.4%
Ryanair Holdings PLC ADR (Ireland) (a) (b) (c)	3,195	351,677
Ryanair Holdings PLC (Ireland) (a) (b)	1,147	21,697
		373,374
COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
Brambles, Ltd. (Australia)	23,564	181,192
		2,433,636
MATERIALS - 8.0%
Glencore PLC (Switzerland)	174,980	823,123
thyssenkrupp AG (Germany) (a) (b)	44,185	464,778
Holcim, Ltd. (Switzerland)	9,634	464,218
Orica, Ltd. (Australia) (b)	27,338	267,018
UPM-Kymmene OYJ (Finland)	4,011	141,949
		2,161,086
COMMUNICATION SERVICES - 7.3%
MEDIA & ENTERTAINMENT - 5.3%
Publicis Groupe SA (France) (b)	6,392	429,380
WPP PLC (United Kingdom)	25,314	339,150
Grupo Televisa SAB ADR (Mexico) (c)	26,974	296,180
NAVER Corp. (South Korea)	877	284,509
Informa PLC (United Kingdom) (a)	11,040	81,186
		1,430,405

See accompanying Notes to Financial Statements.

Oakmark.com 29

Oakmark International Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Shares		Value
COMMON STOCKS - 95.5% (continued)
COMMUNICATION SERVICES - 7.3% (continued)
TELECOMMUNICATION SERVICES - 2.0%
Liberty Global PLC, Class A (United Kingdom) (a)		18,167	$541,367
			1,971,772
INFORMATION TECHNOLOGY - 6.3%
SOFTWARE & SERVICES - 6.3%
SAP SE (Germany)		3,256	440,346
Amadeus IT Group SA (Spain) (a)		6,619	435,311
Open Text Corp. (Canada)		5,827	284,418
Worldline SA (France) (a)		3,731	284,384
Capgemini SE (France)		1,178	244,303
			1,688,762
CONSUMER STAPLES - 4.2%
FOOD, BEVERAGE & TOBACCO - 2.8%
Anheuser-Busch InBev SA/NV (Belgium)		7,636	433,111
Danone SA (France)		4,579	312,166
			745,277
HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
Henkel AG & Co. KGaA (Germany)		2,631	226,362
Reckitt Benckiser Group PLC (United Kingdom)		1,880	147,701
			374,063
			1,119,340
ENERGY - 0.8%
Cenovus Energy, Inc. (Canada) (b)		22,761	229,474
TOTAL COMMON STOCKS - 95.5% (COST $23,179,372)			25,746,554
PREFERRED STOCKS - 0.9%
INFORMATION TECHNOLOGY - 0.7%
TECHNOLOGY HARDWARE & EQUIPMENT - 0.7%
Samsung Electronics Co., Ltd. (South Korea)		3,434	200,335
CONSUMER STAPLES - 0.2%
HOUSEHOLD & PERSONAL PRODUCTS - 0.2%
Henkel AG & Co. KGaA (Germany)		477	44,145
TOTAL PREFERRED STOCKS - 0.9% (COST $257,892)			244,480
	Par Value		Value
FIXED INCOME - 0.3%
CONVERTIBLE BOND - 0.3%
Credit Suisse Group AG, 144A 3.00%, due 11/12/21 (d)	CHF	38,400	43,697
Credit Suisse Group AG, 144A 3.00%, due 11/12/21 (d)	CHF	32,087	36,840
Total Convertible Bond - 0.3% (Cost $77,380)			80,537
TOTAL FIXED INCOME - 0.3% (COST $77,380)			80,537
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.1%
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/21 due 10/01/21, repurchase price $688,954, collateralized by United States Treasury Notes, 0.625% / 1.750% due 12/31/27 - 01/15/28, aggregate value plus accrued interest of $702,733 (Cost: $688,954)	$688,954	$688,954
COMMERCIAL PAPER - 0.6%
American Honda Finance Corp., 0.15% - 0.19%, due 10/05/21 - 11/10/21	60,000	59,996
Walgreens Boots, 144A, 0.15% - 0.16%, due 10/05/21 - 10/20/21 (d)	55,000	54,996
Kellogg Co., 144A, 0.09%, due 10/01/21 (d)	28,000	28,000
General Mills, Inc., 144A, 0.09%, due 10/01/21 (d)	10,000	10,000
Total Commercial Paper - 0.6% (Cost $152,992)		152,992
TOTAL SHORT-TERM INVESTMENTS - 3.1% (COST $841,946)		841,946
TOTAL INVESTMENTS - 99.8% (COST $24,356,590)		26,913,517
Foreign Currencies (Cost $47,309) - 0.2%		47,012
Liabilities In Excess of Other Assets - 0.0% (e)		(987)
TOTAL NET ASSETS - 100.0%		$26,959,542

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Amount rounds to less than 0.1%.

Key to Abbreviations:

  CHF Swiss Franc

See accompanying Notes to Financial Statements.

30 OAKMARK FUNDS

Oakmark International Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/21	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	311,730	$348,355	12/15/21	$335,181	$13,174
				$335,181	$13,174

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country, or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value September 30, 2020	Value September 30, 2021	Percent of Net Assets
Accor SA	16,546	$82,438	$89,212	$(25,287)	$152,119	$0	$469,927	$589,985	2.2%
CNH Industrial N.V. (a)	44,061	0	700,201	100,643	579,666	7,362	760,509	740,617	2.7%
Cenovus Energy, Inc. (a)	22,761	81,013	501,455	20,425	371,129	1,938	258,362	229,474	0.9%
G4S PLC (a)	0	0	392,316	33,033	58,587	0	300,696	0	0.0%
Orica, Ltd.	27,338	25,408	933	203	(32,790)	4,594	275,130	267,018	1.0%
Publicis Groupe SA (a)	6,392	15,614	383,583	(121,637)	465,075	16,012	453,911	429,380	1.6%
Ryanair Holdings PLC ADR (a)	3,195	59,092	236,024	20,147	103,607	0	404,855	351,677	1.3%
Ryanair Holdings PLC (a)	1,147	0	0	0	6,347	0	15,350	21,697	0.1%
thyssenkrupp AG	44,185	33,583	27,505	(32,688)	269,966	0	221,422	464,778	1.7%
Valeo	13,265	225,311	91,598	(24,621)	(18,610)	3,804	279,716	370,198	1.4%
TOTAL	178,890	$522,459	$2,422,827	$(29,782)	$1,955,096	$33,710	$3,439,878	$3,464,824	12.9%

(a)  Due to transactions during the year ended September 30, 2021, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

Oakmark.com 31

Oakmark International Small Cap Fund  September 30, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/11 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	-1.82%	48.51%	10.58%	9.77%	9.31%	9.33%	11/01/95
MSCI World ex U.S. Small Cap Index	0.72%	30.15%	9.50%	10.33%	10.03%	N/A
MSCI World ex U.S. Index[15]	-0.66%	26.50%	7.87%	8.88%	7.88%	5.63%
Lipper International Small Cap Fund Index[18]	0.41%	31.23%	11.25%	11.19%	10.98%	N/A
Oakmark International Small Cap Fund (Advisor Class)	-1.72%	48.76%	10.74%	N/A	N/A	10.62%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	-1.73%	48.93%	10.80%	N/A	N/A	10.71%	11/30/16
Oakmark International Small Cap Fund (Service Class)	-1.83%	48.27%	10.32%	9.47%	9.02%	9.37%	01/08/01
Oakmark International Small Cap Fund (R6 Class)	-1.73%	N/A	N/A	N/A	N/A	19.51%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to December 3, 2018, the Fund imposed a 2% redemption fee on shares redeemed within 90 days of purchase; the Fund's performance for periods prior to that date does not reflect the 2% redemption fee. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Konecranes OYJ	3.8
Julius Baer Group, Ltd.	3.8
Azimut Holding SpA	3.7
BNK Financial Group, Inc.	3.6
Software AG	3.1
Kimberly-Clark de Mexico SAB de CV, Class A	2.9
Applus Services SA	2.8
Incitec Pivot, Ltd.	2.7
Talanx AG	2.6
Pirelli & C SpA	2.6
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	58
Net Assets	$1.6 billion
Weighted Average Market Cap	$4.6 billion
Median Market Cap	$3.5 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.39%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.37%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Industrials	27.7
Financials	23.1
Information Technology	10.2
Consumer Discretionary	8.9
Communication Services	8.9
Consumer Staples	5.7
Materials	5.0
Health Care	4.6
Real Estate	2.4
Short Term Investments and Other	3.5
GEOGRAPHIC ALLOCATION
% of Equity
Europe	69.6
United Kingdom	18.8
Switzerland	9.8
Germany*	8.9
Italy*	7.0
Finland*	6.2
Sweden	5.7
Spain*	3.0
Netherlands*	2.7
Norway	2.5
Denmark	2.1
Portugal*	2.1
Belgium*	0.8
% of Equity
Asia	12.7
South Korea	5.6
Japan	3.9
China	2.2
Indonesia	1.0
Australasia	8.6
Australia	8.6
Latin America	5.1
Mexico	5.1
North America	3.0
Canada	3.0
Africa/Middle East	1.0
Israel	1.0

*  Euro currency countries comprise 30.7% of equity investments.

See accompanying Disclosures and Endnotes on page 95.

32 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2021

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 48.5% for the fiscal year ending September 30, compared to its benchmark, the MSCI World ex U.S. Small Cap Index17, which returned 30.1% for the same period. The Fund underperformed the benchmark for the quarter end, returning –1.8%, compared to the MSCI World ex U.S. Small Cap Index return of 0.7% for the period. Since the Fund's inception in November 1995, it has returned an average of 9.3% per year.

Despite a slightly weaker third quarter, the Fund experienced strong 12-month performance on both an absolute and relative basis driven by its overweight exposure to businesses perceived as "economically sensitive," namely industrials and financials, and a significant underweight in Japan. Our multi-year overweight in industrials and financials is largely the result of recent macro uncertainties (e.g., global trade conflicts, Brexit, Covid-19) that pushed the valuation spread between "economically sensitive" stocks versus "defensive/growth" stocks to near-record levels. Over the past 12 months, as vaccines have rolled out, economies reopened and global GDP growth accelerated, many of these cyclical stocks have enjoyed strong share price performance. Even though many of our holdings have done well, we believe the portfolio remains attractively valued. We expect robust global GDP growth into 2022, and given how exceptionally low valuation levels were 12 months ago, multiples still look attractive relative to historical levels. Recent concerns about inflation have dampened equity returns, especially for some industrial companies. However, because our investment process focuses on quality, we tend to own businesses with strong market share, which enables them to pass along higher costs to their customer base over time. In addition, many of our holdings, such as financial companies and some staffing businesses, will likely enjoy stronger earnings and increased cash flow in a higher inflationary environment.

A top contributor to performance for the one-year period was Volaris, the leading low-cost airline carrier in Mexico. Rebounding from Covid-19 lows, air traffic accelerated sharply in capacity as well as demand over the past year, and, as Volaris' management team noted, the rebound was broad-based and likely to continue, given pent-up demand. The company's low-cost position and strong balance sheet enabled it to quickly fill capacity vacated by its main competitors, Interjet and AeroMexico, both of which declared bankruptcy in 2020. Amid these conditions, Volaris has taken significant market share from its peers during the past year. We believe that the company is still well positioned to be the long-term winner in Mexican air travel. However, since its share price has appreciated over 200% in the past 12 months and approached our estimate of intrinsic value, we exited our position.

Duerr, a German-based global mechanical and plant-engineering firm, was a top contributing stock for the quarter after the company issued second-quarter results that beat market expectations. Much of the earnings improvement was driven by the

HOMAG division (woodworking machinery and systems), which generated improved sales and profitability. This led Duerr to increase guidance for sales, earnings and free cash flow for the full year. The company also provided medium-term guidance, suggesting that 8% EBIT margins would be achievable by 2024 at the latest—a significant improvement over the expected margins of 5-6% in 2021. The company also announced the attractive bolt-on acquisition of Hekuma, a German specialist in high-performance automation and a leading supplier of automatic systems for large-scale production of disposable plastic products used in the medical, diagnostics and lab industries. We believe Duerr is successfully delivering on its restructuring goals. The business appears poised for further growth as orders and sales continue to recover from early-pandemic lows.

A large detractor from the Fund's performance for both the quarter and one-year periods was Wynn Macau, which owns and operates two luxury hotel and casino resorts in the Macau region of China. Wynn Macau's shares underperformed for two reasons. First, sporadic increases in Covid-19 cases in both China and Macau led the Macau government to impose strict travel requirements in the area, which deterred visitors and depressed revenue. Second, the Macau government began the concession renewal process for gaming licenses, which are set to expire in June 2022. The initial public consultation document indicated that the government may increase regulation on casino operators. Although the new concession terms have not been finalized, investors are worried that new regulations could hinder casino operators. We believe it is too early to draw any meaningful conclusions, and Wynn Macau's current share price already assumes a significant hit to the company's long-term value. We continue to monitor the situation carefully and should have greater clarity in the coming quarters.

We initiated four new positions during the quarter:

•  JDE Peet's (Netherlands) is the second-largest producer of coffee products globally. We believe that coffee is among the most attractive product categories within consumer packaged goods. It benefits from both volume growth and positive revenue mix as a result of premiumization. We purchased shares of JDE Peet's at a discount to our estimate of intrinsic value when concerns about increased green coffee prices pushed down JDE's share price. Although the company could experience some short-term margin pressure, we believe that over the long term it will successfully grow revenue and expand margins above expectations.

•  Strauss Group (Israel) is a food and beverage producer with strong market positions in dairy, snacks, coffee and hummus. The company benefits from favorable market trends and significant barriers to entry in its home country of Israel, where it holds the second-largest market share position within its industry. Further, Strauss Group maintains

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 33

Oakmark International Small Cap Fund  September 30, 2021

Portfolio Manager Commentary (continued)

the leading market share position in Brazil, which is one of the largest and fastest growing global coffee markets. The company also owns a portfolio of other international assets, which collectively trade at a discount to our estimate of total intrinsic value.

•  Vitesco Technologies Group (Germany), formerly Continental's powertrain division, spun off from Continental in September. Although the Oakmark International Small Cap Fund does not hold a position in Continental, the Oakmark International Fund and the Oakmark Global Fund do. Following the corporate action, we determined that Vitesco met our investment criteria and initiated a position in the Oakmark International Small Cap Fund. Vitesco has benefited from the increasing pace of automotive electrification in Europe, which has boosted sales and improved the margins of the electrification technology segment. We think the company is positioned to grow significantly and that the stock is underpriced compared to our estimate of its intrinsic value.

•  Medmix (Switzerland), formerly Sulzer's applicators business, spun off from Sulzer in September. The company manufactures high-precision delivery devices for the mixing, application and injection of liquids. These products are considered mission critical to Medmix's customers, leading to stable growth and attractive margins.

During the quarter, we sold Equiniti Group (U.K.), following an announced acquisition by Siris. In addition, we sold our positions in Morgan Advanced Materials (U.K.), TIS Inc. (Japan) and Volaris as their share prices approached our estimates of intrinsic value.

Geographically, we ended the quarter with approximately 70% of our holdings in Europe and the U.K., 13% in Asia, and 9% in Australasia. The remaining positions are 5% in Latin America (Mexico), 3% in North America (Canada) and 1% in Middle East/Africa (Israel). We believe the Swiss franc remains overvalued versus the U.S. dollar, and we ended September with hedges on 13% of the Fund's franc exposure.

Thank you for your continued confidence in our investment process.

See accompanying Disclosures and Endnotes on page 95.

34 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2021

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.5%
INDUSTRIALS - 27.7%
COMMERCIAL & PROFESSIONAL SERVICES - 13.9%
Applus Services SA (Spain)	4,898	$46,694
Loomis AB (Sweden)	1,536	41,699
ISS A/S (Denmark) (a)	1,593	33,679
Mitie Group PLC (United Kingdom) (a)	26,052	24,922
Hays PLC (United Kingdom)	11,154	24,302
Randstad N.V. (Netherlands) (b)	352	23,698
SThree PLC (United Kingdom)	2,660	20,785
Pagegroup PLC (United Kingdom)	1,591	13,316
		229,095
CAPITAL GOODS - 13.8%
Konecranes OYJ (Finland)	1,566	62,671
Duerr AG (Germany)	903	38,730
Babcock International Group PLC (United Kingdom) (a)	7,226	36,028
Metso Outotec Oyj (Finland)	3,873	35,346
Travis Perkins PLC (United Kingdom)	1,407	28,933
Sulzer AG (Switzerland)	149	14,102
dormakaba Holding AG (Switzerland)	9	6,167
Howden Joinery Group PLC (United Kingdom)	381	4,581
		226,558
		455,653
FINANCIALS - 23.1%
DIVERSIFIED FINANCIALS - 15.0%
Julius Baer Group, Ltd. (Switzerland)	941	62,548
Azimut Holding SpA (Italy)	2,215	60,669
Abrdn PLC (United Kingdom)	10,800	36,934
Element Fleet Management Corp. (Canada)	3,318	33,473
EFG International AG (Switzerland)	3,958	28,521
St James's Place PLC (United Kingdom)	1,232	24,857
		247,002
BANKS - 5.4%
BNK Financial Group, Inc. (South Korea)	7,969	59,055
DGB Financial Group, Inc. (South Korea)	3,547	29,566
		88,621
INSURANCE - 2.7%
Talanx AG (Germany)	1,019	43,331
		378,954
INFORMATION TECHNOLOGY - 10.2%
SOFTWARE & SERVICES - 8.8%
Software AG (Germany)	1,103	51,265
Atea ASA (Norway) (a)	2,283	39,308
Nihon Unisys, Ltd. (Japan)	1,127	29,189
Link Administration Holdings, Ltd. (Australia)	7,730	24,241
		144,003
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 1.4%
Softwareone Holding AG (Switzerland)	1,074	$23,487
		167,490
CONSUMER DISCRETIONARY - 8.9%
AUTOMOBILES & COMPONENTS - 5.1%
Pirelli & C SpA (Italy)	7,398	43,281
Autoliv, Inc. (Sweden)	375	32,154
Vitesco Technologies Group AG (Germany) (a)	130	7,650
Dometic Group AB (Sweden)	45	678
		83,763
CONSUMER SERVICES - 2.5%
Wynn Macau, Ltd. (China) (a)	40,863	34,386
Autogrill SpA (Italy) (a)	907	7,349
		41,735
CONSUMER DURABLES & APPAREL - 0.9%
Gildan Activewear, Inc. (Canada)	389	14,217
RETAILING - 0.4%
Wickes Group PLC (United Kingdom)	2,380	7,299
		147,014
COMMUNICATION SERVICES - 8.9%
MEDIA & ENTERTAINMENT - 5.8%
Megacable Holdings SAB de CV (Mexico)	10,648	32,551
oOh!media, Ltd. (Australia) (a)	25,551	32,452
Hakuhodo DY Holdings, Inc. (Japan)	1,230	21,170
Nordic Entertainment Group AB, Class B (Sweden) (a)	183	9,887
		96,060
TELECOMMUNICATION SERVICES - 3.1%
NOS SGPS SA (Portugal)	8,352	33,649
Sarana Menara Nusantara Tbk PT (Indonesia)	183,644	16,926
		50,575
		146,635
CONSUMER STAPLES - 5.7%
HOUSEHOLD & PERSONAL PRODUCTS - 2.9%
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	29,109	47,933
FOOD, BEVERAGE & TOBACCO - 2.1%
JDE Peet's N.V. (Netherlands)	645	19,258
Strauss Group, Ltd. (Israel)	532	15,573
		34,831
FOOD & STAPLES RETAILING - 0.7%
Sugi Holdings Co., Ltd. (Japan)	152	11,045
		93,809

See accompanying Notes to Financial Statements.

Oakmark.com 35

Oakmark International Small Cap Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.5% (continued)
CONSUMER STAPLES - 5.7% (continued)
MATERIALS - 5.0%
Incitec Pivot, Ltd. (Australia)	21,125	$43,943
DS Smith PLC (United Kingdom)	4,541	25,080
Titan Cement International SA (Belgium)	778	12,971
		81,994
HEALTH CARE - 4.6%
HEALTH CARE EQUIPMENT & SERVICES - 4.6%
Ansell, Ltd. (Australia)	1,139	27,680
ConvaTec Group PLC (United Kingdom)	8,540	24,854
Healius, Ltd. (Australia)	2,720	9,285
Medmix Ag (Switzerland)	145	6,844
Elekta AB, Class B (Sweden)	593	6,638
		75,301
REAL ESTATE - 2.4%
LSL Property Services PLC (United Kingdom)	4,500	26,438
IWG PLC (Switzerland) (a)	3,436	13,452
		39,890
TOTAL COMMON STOCKS - 96.5% (COST $1,389,020)		1,586,740
	Par Value	Value
SHORT-TERM INVESTMENT - 2.1%
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/21 due 10/01/21, repurchase price $35,474, collateralized by United States Treasury Note, 0.500% due 06/30/27, value plus accrued interest of $36,183 (Cost: $35,474)	$35,474	35,474
TOTAL SHORT-TERM INVESTMENTS - 2.1% (COST $35,474)		35,474
TOTAL INVESTMENTS - 98.6% (COST $1,424,494)		1,622,214
Foreign Currencies (Cost $8) - 0.0% (c)		8
Other Assets In Excess of Liabilities - 1.4%		22,545
TOTAL NET ASSETS - 100.0%		$1,644,767

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/21	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	17,386	$19,431	12/15/21	$18,694	$737
				$18,694	$737

See accompanying Notes to Financial Statements.

Oakmark.com 37

Oakmark Equity and Income Fund  September 30, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	0.39%	36.19%	11.35%	10.88%	10.31%	10.22%	11/01/95
Lipper Balanced Fund Index	-0.32%	18.69%	10.71%	9.98%	9.76%	7.37%
S&P 500 Index	0.58%	30.00%	15.99%	16.90%	16.63%	10.07%
Barclays U.S. Govt./Credit Index	0.04%	-1.13%	5.94%	3.24%	3.24%	5.10%
Oakmark Equity and Income Fund (Advisor Class)	0.45%	36.49%	11.53%	N/A	N/A	10.68%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	0.45%	36.57%	11.59%	N/A	N/A	10.73%	11/30/16
Oakmark Equity and Income Fund (Service Class)	0.36%	35.94%	11.10%	10.60%	10.00%	8.82%	07/12/00
Oakmark Equity and Income Fund (R6 Class)	0.47%	N/A	N/A	N/A	N/A	19.05%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	5.2
Bank of America Corp.	3.8
CVS Health Corp.	3.5
General Motors Co.	3.2
TE Connectivity, Ltd.	2.8
Philip Morris International, Inc.	2.7
Ally Financial, Inc.	2.7
Charter Communications, Inc., Class A	2.5
Citigroup, Inc.	2.3
HCA Healthcare, Inc.	2.0
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	43
Net Assets	$7.8 billion
Weighted Average Market Cap	$245.0 billion
Median Market Cap	$46.9 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	0.86%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	0.84%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	12.6
Communication Services	10.0
Consumer Discretionary	8.9
Health Care	8.8
Consumer Staples	5.5
Industrials	5.3
Information Technology	4.3
Energy	3.2
Materials	2.8
Real Estate	0.7
Total Equity Investments	62.1
Preferred Stocks	0.4
Fixed Income Investments
Corporate Bonds	16.6
Government and Agency Securities	3.2
Bank Loans	1.1
Total Fixed Income Investments	20.9
Short-Term Investments and Other	16.6

See accompanying Disclosures and Endnotes on page 95.

38 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2021

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

Is the "Taper" Visible on the Horizon?

For what seems like forever, we have been writing about historically low interest rates and the potential economic and stock market effects of such anomalous rates. Interest rates reflect the price of money itself, and this price influences the value of almost all other assets. Therefore, if interest rates decline to levels that no longer make economic sense, corporate managers may be encouraged to make overly aggressive allocations of capital. Although we cannot directly attribute the meltdowns at Archegos or Greensill nor the developing problems at China Evergrande Group to ultralow interest rates, we suspect that they have contributed to these crises.

Of course, the 40-year bull market in bonds did not begin with the Fed suppressing short-term rates. Older readers may recall the high levels of price inflation during the late 1970s and early 1980s. In response to this crisis, the Fed, then led by Chair Paul Volcker, pushed rates to record levels to force inflation down. Over the next few decades, higher productivity and globalization were factors contributing to a positive financial environment that helped allow rates to decline. Aggressive rate suppression only developed in the wake of the 2008 global financial crisis and has been repeated with Covid-19.

Given the U.S. economy's strong recovery over the past few quarters, investors have looked for indications that the Fed would reduce its stimulus efforts, which include sizable monthly bond market purchases and maintaining a Fed funds rate between 0 and 0.25%. To date, rate suppression has continued. In its September meeting, however, the Fed's governors suggested that the so-called "taper"—or the slowing down of the Fed's purchasing of public market bonds—could soon begin. Eight years ago, when the Fed enacted its first such taper, it moderately destabilized the financial markets. Desiring to smooth the effects this time, the Fed is attempting to be transparent about its plans and has indicated that when (or if) the taper begins, it will continue to purchase bonds, just at diminishing levels. The plan is to keep short-term rates near zero until the purchasing program has ended.

The Fed could succeed in its effort to retreat smoothly from its record levels of economic stimulus, but we are not convinced. For several years, investors have taken up the mantra "TINA" (or "there is no alternative"), meaning that they must own stocks because fixed income returns are so meager (or even negative in Europe). Despite this year's rally in U.S. stock prices, the earnings yield on stocks (earnings divided by price) is significantly greater than the yield of a 10-year U.S. Treasury note. So, when will there be a viable investment alternative to equities? Many have argued that growth stocks are the best bet today because future earnings are more valuable when they are discounted at our currently very low rates. Will the taper jumpstart the end of growth stocks' decades-long domination? Interestingly, on days when the interest rate on the 10-year U.S. Treasury moves up noticeably, value stocks outperform their growth counterparts.

Approximately six years ago, we joked derisively about the first sightings of negative interest rates in Europe. Of course, the joke has been on us as negative interest rates have persisted abroad. Although U.S. rates have remained positive, the Fed implemented policies that are in close alignment with our European friends. As the Fed begins to unwind its unprecedented stimulus program, the next few years should prove quite interesting.

Quarter and Fiscal Year Review

The Equity and Income Fund returned 0.39% in the quarter, which compares to a loss of 0.32% for the Lipper Balanced Fund Index19, the Fund's performance benchmark. For the nine months of the calendar year, the Fund gained 17.3%, compared to a gain of 8.3% for the Lipper. For the 12 months ended September 30 (the Fund's fiscal year), Equity and Income earned 36.2%, which compares to 18.7% for the Lipper Balanced Fund Index. The annualized compound rate of return since inception in 1995 is 10.2%, while the corresponding return to the Lipper Index is 7.4%.

Alphabet, HCA Healthcare, Glencore, American International Group and Bank of America provided the largest contribution to portfolio return in the quarter. The largest detractors from return were General Motors, BorgWarner, Lear, Howmet Aerospace and ChampionX. The three largest detractors are all in the automotive sector. The entire automobile industry has suffered production problems because of a shortage of semiconductors. When the pandemic first took hold, automobile manufacturers cut back their orders for semiconductors in preparation for a serious economic downturn. Semiconductor manufacturers reoriented their production to supply industries with continuing demand and were therefore unprepared when, after an initial decline, auto sales took off in the second half of 2020. As inventories depleted, auto manufacturers have had to forego production because of parts shortages, and this affected our industry holdings in the recent quarter. Contributors for the calendar year to date were Alphabet, Bank of America, General Motors, Ally Financial and PDC Energy. Reinsurance Group of America, Zimmer Biomet, Humana, Constellation Brands and NOV were the largest detractors for the nine months. Finally, for the Fund's fiscal year, the largest contributors were Alphabet, General Motors, Bank of America, Ally Financial and TE Connectivity. The only stocks to detract in the period were Nestlé, Humana and Fiserv.

Transaction Activity

Our transaction activity was modest in the quarter. We initiated three new holdings, one of which, Paycor HCM, we purchased on its initial offering and then quickly sold after its share price exceeded our price expectations. New purchase Charles Schwab is sort of a return appearance in the Fund as Schwab was

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 39

Oakmark Equity and Income Fund  September 30, 2021

Portfolio Manager Commentary (continued)

the purchaser of previous Fund holding TD Ameritrade. Schwab is the largest discount brokerage firm in the U.S. with over $7 trillion in client assets spread across more than 30 million active client accounts. This size provides Schwab with meaningful scale advantages, which the company uses to reinvest in providing the best service quality and pricing in the industry—or what Schwab's management calls its "no trade-offs" policy. These customer-friendly investments attract even more clients to its platform, furthering a virtuous cycle that has enabled Schwab to gain share of U.S. investible assets for more than four decades. The company's client assets have recently grown at a double-digit rate, and we believe this growth will continue given its low share of total U.S. investment assets. Over the next few years, we believe Schwab will also benefit from significant cost synergies related to its recent Ameritrade acquisition and from meaningful interest income growth as a result of higher interest rates. The combination should drive the company's EPS7 to more than $5 per share in the coming years, which means we are currently paying a below market multiple for this high-quality and well managed franchise.

The final purchase in the quarter was Warner Music Group, the third largest player in recorded music and music publishing rights globally. Warner owns a portfolio of record labels (Atlantic, Warner, Parlaphone, Elektra and Asylum) and a publishing arm (Warner Chappell) that control one-sixth of the world's recorded music. Controlling irreplaceable, must-have content allows the company to collect a toll on the secular growth in digital music. After being disrupted by the internet and piracy at the start of the millennium, the major record labels smartly repositioned their business models to benefit from the rising demand for streaming music. The music industry finally returned to growth in 2015, and 69% of Warner's total revenue now comes from digital sources. Music is severely under-monetized today, with per capita music spend meaningfully below the prior peak in 1999. We expect the monetization gap will narrow as streaming music subscriptions are adopted more broadly and as Warner strikes innovative licensing agreements for new use cases like social media, gaming and connected fitness. The shift from physical to digital also provides a nice margin tailwind. The market does not fully appreciate the ongoing transformation or the positive implications on Warner's revenue growth rate and margins. The company's earnings power will expand significantly as monetization improves and the business mix continues to shift toward digital formats. We believe Warner Music is an outstanding business trading at an unwarranted discount to its closest public peer (Universal Music Group) and private market multiples for publishing catalogs/record labels.

We thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

See accompanying Disclosures and Endnotes on page 95.

40 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2021

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 62.1%
FINANCIALS - 12.6%
BANKS - 6.1%
Bank of America Corp.	7,060	$299,714
Citigroup, Inc.	2,530	177,530
		477,244
DIVERSIFIED FINANCIALS - 3.9%
Ally Financial, Inc.	4,146	211,638
State Street Corp.	653	55,339
The Charles Schwab Corp.	556	40,506
		307,483
INSURANCE - 2.6%
Reinsurance Group of America, Inc.	1,087	120,906
American International Group, Inc.	1,460	80,117
		201,023
		985,750
COMMUNICATION SERVICES - 10.0%
MEDIA & ENTERTAINMENT - 10.0%
Alphabet, Inc., Class A (a)	153	409,316
Charter Communications, Inc., Class A (a)	274	199,206
Comcast Corp., Class A	1,760	98,442
Facebook, Inc., Class A (a)	213	72,290
Warner Music Group Corp., Class A	124	5,283
		784,537
CONSUMER DISCRETIONARY - 8.9%
AUTOMOBILES & COMPONENTS - 7.8%
General Motors Co. (a)	4,705	247,995
BorgWarner, Inc.	3,140	135,697
Lear Corp.	832	130,259
Thor Industries, Inc.	808	99,156
		613,107
CONSUMER DURABLES & APPAREL - 0.6%
Carter's, Inc.	471	45,839
CONSUMER SERVICES - 0.5%
Booking Holdings, Inc. (a)	16	38,789
		697,735
HEALTH CARE - 8.8%
HEALTH CARE EQUIPMENT & SERVICES - 8.2%
CVS Health Corp.	3,247	275,511
HCA Healthcare, Inc.	636	154,273
LivaNova PLC (a)	1,280	101,364
Humana, Inc.	194	75,339
Zimmer Biomet Holdings, Inc.	236	34,526
		641,013
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.6%
Regeneron Pharmaceuticals, Inc. (a)	75	45,268
		686,281
	Shares	Value
CONSUMER STAPLES - 5.5%
FOOD, BEVERAGE & TOBACCO - 5.5%
Philip Morris International, Inc.	2,257	$213,922
Keurig Dr Pepper, Inc.	3,092	105,609
Constellation Brands, Inc., Class A	280	59,057
Nestlé SA ADR (Switzerland) (b)	463	55,657
		434,245
INDUSTRIALS - 5.3%
CAPITAL GOODS - 5.3%
Carlisle Cos., Inc.	749	148,834
General Dynamics Corp.	518	101,485
Howmet Aerospace, Inc.	3,084	96,215
Johnson Controls International PLC	1,018	69,332
		415,866
INFORMATION TECHNOLOGY - 4.3%
TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
TE Connectivity, Ltd.	1,625	223,024
SOFTWARE & SERVICES - 1.5%
salesforce.com, Inc. (a)	277	75,209
Fiserv, Inc. (a)	357	38,680
		113,889
		336,913
ENERGY - 3.2%
PDC Energy, Inc.	2,388	113,148
ChampionX Corp. (a)	2,673	59,765
Diamondback Energy, Inc.	615	58,246
Nov, Inc. (a)	1,615	21,175
		252,334
MATERIALS - 2.8%
Glencore PLC	28,371	133,459
Arconic Corp. (a)	1,761	55,535
Sealed Air Corp.	521	28,551
		217,545
REAL ESTATE - 0.7%
The Howard Hughes Corp. (a)	622	54,627
TOTAL COMMON STOCKS - 62.1% (COST $2,307,448)		4,865,833
PREFERRED STOCKS - 0.4%
CONSUMER STAPLES - 0.3%
Bunge, Ltd. (c), 4.88%	234	28,111
COMMUNICATION SERVICES - 0.1%
Liberty Broadband Corp. (c), 7.00%	143	3,970
FINANCIALS - 0.0% (d)
Signature Bank/New York NY (c), 5.00%	110	2,866
TOTAL PREFERRED STOCKS - 0.4% (COST $33,326)		34,947

See accompanying Notes to Financial Statements.

Oakmark.com 41

Oakmark Equity and Income Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 20.9%
CORPORATE BONDS - 16.6%
INDUSTRIALS - 3.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons LLC, 144A 3.50%, due 02/15/23 (e)	$12,470	$12,752
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (e)	4,900	5,399
BAT Capital Corp. 3.557%, due 08/15/27	6,965	7,501
2.259%, due 03/25/28	2,975	2,950
BAT International Finance PLC 1.668%, due 03/25/26	4,460	4,461
Carlisle Cos., Inc. 2.20%, due 03/01/32	25,000	24,241
Carrier Global Corp. 2.493%, due 02/15/27	4,965	5,189
2.242%, due 02/15/25	4,965	5,143
Delta Air Lines, Inc. 3.80%, due 04/19/23	9,425	9,811
Fedex Corp. Pass Through Trust 1.875%, due 08/20/35	10,317	10,184
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	14,674
4.00%, due 09/21/23	9,945	10,577
GXO Logistics, Inc., 144A 1.65%, due 07/15/26 (e)	6,750	6,698
Hilton Domestic Operating Co., Inc., 144A 4.00%, due 05/01/31 (e)	19,250	19,539
3.625%, due 02/15/32 (e)	13,500	13,297
3.75%, due 05/01/29 (e)	9,000	9,090
Howmet Aerospace, Inc. 3.00%, due 01/15/29	20,500	20,628
6.875%, due 05/01/25	462	540
Kraft Heinz Foods Co. 3.875%, due 05/15/27	1,900	2,074
Lennox International, Inc. 1.35%, due 08/01/25	2,000	2,000
Southwest Airlines Co. 5.125%, due 06/15/27	15,853	18,531
5.25%, due 05/04/25	7,875	8,889
2.625%, due 02/10/30	8,444	8,557
The Boeing Co. 2.70%, due 02/01/27	41,847	43,291
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (e)	21,430	22,649
7.50%, due 05/15/25 (e)	7,940	8,464
7.50%, due 09/15/27 (e)	4,470	4,881
4.50%, due 08/15/29 (e)	850	854
Viterra Finance BV, 144A 2.00%, due 04/21/26 (e)	6,400	6,443
		309,307
CONSUMER DISCRETIONARY - 3.7%
Aramark Services, Inc., 144A 6.375%, due 05/01/25 (e)	9,900	10,407
AutoNation, Inc. 1.95%, due 08/01/28	4,940	4,867
	Par Value	Value
Booking Holdings, Inc. 3.60%, due 06/01/26	$14,730	$16,197
3.55%, due 03/15/28	9,950	11,040
4.625%, due 04/13/30	4,950	5,878
Brunswick Corp. 2.40%, due 08/18/31	3,750	3,621
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (e)	7,609	7,713
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 4.75%, due 03/01/30 (e)	2,980	3,114
5.125%, due 05/01/27 (e)	250	260
Charter Communications Operating LLC / Charter Communications Operating Capital 4.20%, due 03/15/28	9,950	11,105
4.50%, due 02/01/24	2,985	3,229
Expedia Group, Inc. 5.00%, due 02/15/26	22,860	25,807
3.25%, due 02/15/30	5,860	6,055
Hyatt Hotels Corp. 1.30%, due 10/01/23	2,000	2,002
1.80%, due 10/01/24	200	200
International Game Technology PLC, 144A 6.50%, due 02/15/25 (e)	19,600	21,873
6.25%, due 01/15/27 (e)	200	226
Lear Corp. 4.25%, due 05/15/29	7,955	8,893
3.50%, due 05/30/30	6,950	7,452
Lithia Motors, Inc., 144A 3.875%, due 06/01/29 (e)	4,250	4,411
4.625%, due 12/15/27 (e)	2,980	3,136
4.375%, due 01/15/31 (e)	2,000	2,135
M/I Homes, Inc., 144A 3.95%, due 02/15/30 (e)	1,250	1,256
Marriott International, Inc. 4.625%, due 06/15/30	9,400	10,729
4.15%, due 12/01/23	8,094	8,632
2.75%, due 10/15/33	8,750	8,547
3.60%, due 04/15/24	6,960	7,415
MGM Resorts International 4.75%, due 10/15/28	13,875	14,621
6.75%, due 05/01/25	9,850	10,379
Rent-A-Center, Inc., 144A 6.375%, due 02/15/29 (e)	350	378
Sands China, Ltd. 5.40%, due 08/08/28	5,000	5,522
5.125%, due 08/08/25	3,000	3,230
Scientific Games International, Inc., 144A 5.00%, due 10/15/25 (e)	19,910	20,482
Starbucks Corp. 3.80%, due 08/15/25	9,950	10,912
4.00%, due 11/15/28	2,985	3,390
The William Carter Co., 144A 5.625%, due 03/15/27 (e)	1,750	1,818
Tractor Supply Co. 1.75%, due 11/01/30	1,980	1,900

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 20.9% (continued)
CORPORATE BONDS - 16.6% (continued)
Under Armour, Inc. 3.25%, due 06/15/26	$12,565	$13,005
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,622
		288,459
FINANCIALS - 3.1%
Ally Financial, Inc. 4.70%(5 year Treasury Constant Maturity Rate + 3.868%) (c) (f)	23,750	24,720
3.875%, due 05/21/24	7,950	8,551
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (e)	20,373	19,762
Bank of America Corp. 4.45%, due 03/03/26	5,000	5,597
Blackstone Mortgage Trust, Inc. REIT, 144A 3.75%, due 01/15/27 (e)	7,500	7,434
CenterState Bank Corp. 5.75% (SOFRRATE + 5.617%), due 06/01/30 (f)	4,960	5,460
Citigroup, Inc. 3.352%(3 mo. USD LIBOR + 0.897%), due 04/24/25 (f)	22,860	24,280
3.40%, due 05/01/26	15,000	16,322
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	6,633
E*TRADE Financial Corp. 2.95%, due 08/24/22	11,965	12,203
Extra Space Storage, LP, REIT 2.35%, due 03/15/32	5,750	5,610
JPMorgan Chase & Co. 1.355% (3 mo. USD LIBOR + 1.230%), due 10/24/23 (f)	19,910	20,142
LPL Holdings, Inc., 144A 4.00%, due 03/15/29 (e)	3,850	3,954
Nasdaq, Inc. 1.65%, due 01/15/31	8,750	8,235
Pershing Square Holdings, Ltd, 144A 3.25%, due 11/15/30 (e)	14,000	14,089
Principal Life Global Funding II, 144A 2.375%, due 11/21/21 (e)	6,970	6,990
Reinsurance Group of America, Inc. 3.15%, due 06/15/30	6,900	7,328
3.95%, due 09/15/26	4,905	5,424
S&P Global, Inc. 2.95%, due 01/22/27	9,810	10,567
Stifel Financial Corp. 4.00%, due 05/15/30	6,900	7,670
SVB Financial Group 2.10%, due 05/15/28	6,500	6,556
The Goldman Sachs Group, Inc. 3.20%, due 02/23/23	7,000	7,252
1.882%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (f)	2,975	3,124
	Par Value	Value
Wells Fargo & Co. 1.359% (3 mo. USD LIBOR + 1.230%), due 10/31/23 (f)	$8,603	$8,709
		246,612
ENERGY - 1.2%
Apergy Corp. 6.375%, due 05/01/26	7,683	8,009
Diamondback Energy, Inc. 3.125%, due 03/24/31	7,250	7,520
4.75%, due 05/31/25	2,900	3,238
Florida Gas Transmission Co. LLC, 144A 2.30%, due 10/01/31 (e)	14,750	14,465
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (e)	2,500	2,533
NOV, Inc. 3.60%, due 12/01/29	24,835	26,092
Occidental Petroleum Corp. 3.50%, due 08/15/29	1,985	2,019
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (e)	20,576	21,528
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (e)	9,830	10,829
		96,233
INFORMATION TECHNOLOGY - 1.1%
Apple, Inc. 1.65%, due 02/08/31	9,750	9,489
2.65%, due 02/08/51	6,000	5,728
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,661
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	6,684	6,717
3.50%, due 01/15/28	4,975	5,401
Broadcom, Inc., 144A 3.469%, due 04/15/34 (e)	9,955	10,267
3.419%, due 04/15/33 (e)	6,950	7,203
Dell International LLC / EMC Corp. 5.45%, due 06/15/23	14,725	15,806
Motorola Solutions, Inc. 4.60%, due 02/23/28	2,985	3,436
NortonLifeLock, Inc.,144A 5.00%, due 04/15/25 (e)	1,000	1,016
NXP BV / NXP Funding LLC / NXP USA, Inc., 144A 2.50%, due 05/11/31 (e)	3,750	3,780
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	10,674
		88,178
REAL ESTATE - 1.1%
CBRE Services, Inc. 2.50%, due 04/01/31	10,750	10,814
GLP Capital, LP / GLP Financing II, Inc. REIT 5.375%, due 11/01/23	12,000	12,970
4.00%, due 01/15/31	9,425	10,170
5.75%, due 06/01/28	4,975	5,837
5.25%, due 06/01/25	4,975	5,547
5.375%, due 04/15/26	3,925	4,462

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark Equity and Income Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 20.9% (continued)
CORPORATE BONDS - 16.6% (continued)
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	$2,945	$3,203
Omega Healthcare Investors, Inc. REIT 5.25%, due 01/15/26	4,982	5,654
4.375%, due 08/01/23	3,098	3,280
RHP Hotel Properties, LP / RHP Finance Corp. REIT, 144A 4.50%, due 02/15/29 (e)	8,050	8,066
Sun Communities Operating, LP REIT 2.70%, due 07/15/31	1,750	1,766
The Howard Hughes Corp., 144A 4.375%, due 02/01/31 (e)	8,750	8,802
5.375%, due 08/01/28 (e)	3,400	3,583
Ventas Realty, LP REIT 3.50%, due 02/01/25	900	963
		85,117
COMMUNICATION SERVICES - 0.9%
Netflix, Inc. 4.875%, due 04/15/28	33,740	38,886
5.875%, due 02/15/25	11,940	13,589
5.875%, due 11/15/28	6,965	8,526
Netflix, Inc., 144A 5.375%, due 11/15/29 (e)	4,970	6,020
		67,021
HEALTH CARE - 0.6%
Charles River Laboratories International, Inc., 144A 4.00%, due 03/15/31 (e)	1,350	1,414
Cigna Corp. 2.375%, due 03/15/31	5,850	5,892
CVS Health Corp. 5.00%, due 12/01/24	6,880	7,702
HCA, Inc. 5.625%, due 09/01/28	2,985	3,551
IQVIA, Inc., 144A 5.00%, due 10/15/26 (e)	7,800	7,994
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	5,950	5,654
Universal Health Services, Inc., 144A 1.65%, due 09/01/26 (e)	7,750	7,699
Zimmer Biomet Holdings, Inc. 3.05%, due 01/15/26	4,965	5,308
3.15%, due 04/01/22	3,810	3,846
		49,060
MATERIALS - 0.3%
Anglo American Capital PLC, 144A 2.25%, due 03/17/28 (e)	3,750	3,724
Glencore Funding LLC, 144A 3.875%, due 10/27/27 (e)	9,950	10,846
3.00%, due 10/27/22 (e)	9,950	10,184
		24,754
	Par Value	Value
COMMUNICATIONS - 0.3%
T-Mobile USA, Inc. 3.75%, due 04/15/27	$19,855	$21,863
3.50%, due 04/15/25	1,985	2,138
		24,001
CONSUMER STAPLES - 0.3%
Altria Group, Inc. 2.45%, due 02/04/32	10,750	10,271
Philip Morris International, Inc. 1.75%, due 11/01/30	2,970	2,857
Smithfield Foods, Inc., 144A 3.35%, due 02/01/22 (e)	4,975	5,004
4.25%, due 02/01/27 (e)	995	1,087
		19,219
UTILITIES - 0.1%
The Southern Co. 3.75% (5 year Treasury Constant Maturity Rate + 2.915%), due 09/15/51 (f)	3,750	3,826
Total Corporate Bonds (Cost $1,234,773)		1,301,787
GOVERNMENT AND AGENCY SECURITIES - 3.2%
U.S. GOVERNMENT NOTES - 3.2%
United States Treasury Notes 2.00%, due 11/30/22	74,625	76,252
1.75%, due 03/31/22	74,645	75,275
2.125%, due 12/31/22	49,745	50,971
1.875%, due 11/30/21	49,785	49,933
		252,431
Total Government and Agency Securities (Cost $248,503)		252,431
BANK LOANS - 1.1%
INDUSTRIALS - 0.4%
Skymiles IP, Ltd. 2020 Term Loan B 4.75% (1 mo. USD LIBOR + 3.750%), due 10/20/27 (f)	14,000	14,881
US Foods, Inc. 2016 Term Loan B 1.83% (1 mo. USD LIBOR + 1.750%), due 06/27/23 (f)	8,471	8,418
Adient US LLC 2021 Term Loan B 3.58% (3 mo. USD LIBOR + 3.500%), due 04/08/28 (f)	5,985	5,983
United Airlines, Inc. 2021 Term Loan B 4.50% (3 mo. USD LIBOR + 3.750%), due 04/21/28 (e) (f)	2,985	3,003
		32,285
FINANCIALS - 0.3%
Blackstone Mortgage Trust, Inc. Term Loan B 2.33% (1 mo. USD LIBOR + 2.250%), due 04/23/26 (f)	19,856	19,624
Zebra Buyer LLC Term Loan B 0.00%, due 04/21/28 (g)	3,000	3,008
		22,632

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 20.9% (continued)
BANK LOANS - 1.1% (continued)
MATERIALS - 0.2%
Asplundh Tree Expert LLC 2021 Term Loan B 1.83% (3 mo. USD LIBOR + 1.750%), due 09/07/27 (f)	$13,900	$13,846
ENERGY - 0.2%
Apergy Corp. 2020 Term Loan 6.00% (3 mo. USD LIBOR + 5.000%), due 06/03/27 (f)	12,844	13,036
HEALTH CARE - 0.0% (d)
Medline Industries, Inc. Usd Term Loan B 0.00%, due 09/20/28 (g)	3,000	2,993
CONSUMER DISCRETIONARY - 0.0% (d)
Rent A Center, Inc. 2021 First Lien Term Loan B 3.75% (1 mo. USD LIBOR + 3.250%), due 02/17/28 (f)	995	998
Total Bank Loans (Cost $85,103)		85,790
TOTAL FIXED INCOME - 20.9% (COST $1,568,379)		1,640,008
SHORT-TERM INVESTMENTS - 16.6%
REPURCHASE AGREEMENT - 8.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/21 due 10/01/21, repurchase price $700,634, collateralized by United States Treasury Notes, 0.000% - 1.250% due 12/09/21 - 06/30/28, aggregate value plus accrued interest of $714,646 (Cost: $700,634)	700,634	700,634
	Par Value	Value
COMMERCIAL PAPER - 7.7%
American Honda Finance Corp., 0.14% - 0.19%, due 10/05/21 - 11/22/21 (h)	$230,000	$229,969
General Mills, Inc., 144A, 0.07% - 0.1%, due 10/01/21 - 10/22/21 (e) (h)	160,650	160,645
Walgreens Boots, 144A, 0.15% - 0.18%, due 10/05/21 - 11/03/21 (e) (h)	114,750	114,738
Kellogg Co., 144A, 0.09%, due 10/01/21 - 10/06/21 (e) (h)	54,829	54,829
Anthem, Inc., 144A, 0.09%, due 10/01/21 (e) (h)	23,000	23,000
Campbell Soup Co., 144A, 0.15% - 0.2%, due 10/05/21 - 10/21/21 (e) (h)	20,750	20,750
Total Commercial Paper (Cost $603,934)		603,931
TOTAL SHORT-TERM INVESTMENTS - 16.6% (COST $1,304,568)		1,304,565
TOTAL INVESTMENTS - 100.0% (COST $5,213,721)		7,845,353
Foreign Currencies (Cost $0) (i) - 0.0% (d)		0	(i)
Liabilities In Excess of Other Assets - 0.0% (d)		(3,516)
NET ASSETS - 100.0%		$7,841,837

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Security is perpetual and has no stated maturity date.

(d)  Amount rounds to less than 0.1%.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(f)  Floating Rate Note. Rate shown is as of September 30, 2021.

(g)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(i)  Amount rounds to less than $1,000.

Key to Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Oakmark.com 45

Oakmark Bond Fund  September 30, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/10/20 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Bond Fund (Institutional Class)	0.38%	3.88%	N/A	N/A	N/A	4.58%	06/10/20
Barclays U.S. Aggregate Bond Index[20]	0.05%	-0.90%	N/A	N/A	N/A	0.11%
Lipper Core Plus Bond Fund Index[21]	0.18%	2.14%	N/A	N/A	N/A	2.40%
Oakmark Bond Fund (Advisor Class)	0.38%	3.81%	N/A	N/A	N/A	4.51%	06/10/20
Oakmark Bond Fund (R6 Class)	0.40%	N/A	N/A	N/A	N/A	1.74%	12/15/20

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN FIXED INCOME HOLDINGS[6]	% of Net Assets
US Treasury Note 0.875% 9/30/26	11.8
Fed Farm Credit CC 06/21 0.32% 12/23/24	5.1
US Treasury Note 1.5% 9/30/24	4.2
Fed Farm Credit CC 09/21 0.36% 9/24/24	4.1
US Treasury Note 1.25% 8/15/31	4.0
US Treasury Note 0.375% 3/31/22	3.1
US Treasury Note 1.25% 6/30/28	3.1
Fedl Home Ln Bks QC 09/21 0.48% 9/10/24	2.6
Marriott CC 11/23 4.15% 12/01/23	1.7
Parsley Energy CC 2/23 144A 4.125% 2/15/28	1.6
FUND STATISTICS
Ticker*	OANCX
Number of Fixed Income Holdings	83
Net Assets	$96.9 million
Weighted Average Maturity	7.6 years
Effective Duration	4.7 years
30-Day SEC Yield-Unsubsidized*@	1.11%
30-Day SEC Yield-Subsidized*@	1.24%
Gross Expense Ratio - Institutional Class (as of 12/15/20)*	2.82%
Net Expense Ratio - Institutional Class (as of 12/15/20)*+	0.52%

*  This information is related to the Institutional Class. Please visit Oakmark.com for information related to the Advisor and R6 Classes.

+  The net expense ratio reflects an expense limitation agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

@  SEC Yield is an annualization of the Fund's net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

SECTOR ALLOCATION	% of Net Assets
Corporate Bonds	44.0
Government & Agency Securities	40.6
Bank Loans	9.1
Preferred Stock	1.6
Common Stock	0.4
Short-Term Investments and Other	4.3

See accompanying Disclosures and Endnotes on page 95.

46 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2021

Portfolio Manager Commentary

M. Colin Hudson, CFA

Portfolio Manager

Adam D. Abbas

Portfolio Manager

Performance

In the third quarter, the Oakmark Bond Fund advanced 0.38% and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index20, which returned 0.05%. For the nine months of the calendar year, the Fund has returned 1.07% versus the benchmark return of -1.55%. And, for the 12 months ended September 30, the Fund earned 3.88% compared with the benchmark's -0.90%.

In the quarter, credit selection again was the top contributor to positive relative performance and accounted for 0.38% of relative return. Notable individual contributors included Ally Financial, SVB Financial Group, Southern Company and Howmet Aerospace. Notable detractors included Home Depot, Marriott and Anglo American. For the fiscal year, security selection and sector allocation drove relative performance, combining for approximately 4.10% of the Fund's outperformance. The large contributors over the fiscal year were Chesapeake Energy (Term Loan), Southwest Airlines and Delta. The relative detractors were Netflix, T-Mobile and Signature Bank.

Additionally, our overweight to corporate credit was a modest contributor in the quarter, adding 0.04% versus the benchmark. The portfolio's corporate credit weighting averaged ~57% versus the benchmark, which averaged ~27% during the period. For the fiscal year, our average weighting was slightly higher with ~63% in corporate credit versus the benchmark average of 28%.

Duration, which was a drag on relative returns for most of the quarter, ended the period with only a slight negative, detracting 0.015% from relative performance. The Fund maintained a short duration stance with effective duration ending the quarter at 4.7 compared to the benchmark's duration of 6.7. For the fiscal year, our short duration positioning was a tailwind to relative returns, adding 0.73% to performance versus the benchmark. Our average duration over the fiscal year is 4.7 versus 6.6 for the benchmark.

Finally, credit quality was again upgraded in the quarter as the Fund opportunistically reduced exposures in select lower rated credit and shifted into higher quality government bonds and corporates. High yield (defined by corporate bonds with BB or below ratings from both S&P and Moody's) corporate bond exposure now sits at the lowest level since our launch of the Fund at 14%, while highly rated government securities and agencies (AA+ or better) are at its highest weighting at 40%. Our ongoing effort to upgrade the quality of our portfolio serves as a good segue to this quarter's market commentary below.

Moving Out the Risk Spectrum in Credit?

We have spent most of 2021 exercising caution. Despite the bond market's healthy fundamentals, we believe credit valuations for most of the securities in our Fund's investible universe are priced to allow little to go wrong. For the select opportunities we do get excited about, the discounts are, on average, smaller than they were in 2020. In addition, we are concerned about the risks posed by Fed policy and inflation, especially because interest rates are already abnormally low.

As we reflect on the behavior of the markets over the past three quarters, our conservatism feels anything but commonplace. While we were busy trimming positions and moving into higher quality opportunities, risky credit was one of the few fixed income segments to produce positive real rates of return. That outperformance, however, has taken its toll on yields. Today, junk bonds yield 4%, which ranks them in the bottom 99th percentile of all time. Private credit, which is quite risky as well, also offers some of the lowest yields in that asset class's history. So, why are managers so willing to move so far out on the fixed income risk spectrum when yields—and, thus, prospective returns—are so low? We provide a few possible explanations followed by some reasons for a more cautious approach.

•  First, monetary policy, fiscal policy and other factors are causing the yields of traditionally safe assets to converge to zero, leaving only risky assets as an alternative. This has been more commonly referred to as the "T.I.N.A." phenomenon—or "there is no alternative." When a risk-free benchmark bond offers a yield of only 0.5% a year, then a junk bond offering 4%—even if it is orders of magnitude more risky—will eventually attract investors who are unwilling to accept near-zero returns.

•  Second, a generous portion of today's fixed income investors need to produce a minimum amount of income, year in and year out. Pension funds must achieve actuarial returns, foundations need to make grants and individuals rely on income. Before the global financial crisis, yields on higher quality assets, such as U.S. Treasurys and corporate bonds, generally offered sufficient income, even after adjusting for inflation. Today, however, these securities, as represented by the Barclays U.S. Bond Index, yield a paltry 1.5%. At one time, investors had the choice of selecting lower quality securities to enhance their returns and satisfy their income requirements. Now, they are obliged to do so.

•  Third, investors' perceptions about fixed income risks may be shifting. For example, increasing evidence reveals that upward price pressure in some pockets of the global economy is quite sticky. Meanwhile, accommodating capital markets have brought default rates to record lows. If attention shifts to inflationary risks and away from credit risks, investors will seek low-quality assets that can provide a real rate of return with less duration risk.

See accompanying Disclosures and Endnotes on page 95.

Oakmark.com 47

Oakmark Bond Fund  September 30, 2021

Portfolio Manager Commentary (continued)

We Recommend Caution

While the above analysis provides some reasonable explanations, it does not describe a value approach. At Oakmark, we look for market prices that have fully detached from their underlying worth. Yet, when we look at securities in the riskier areas of credit today, we see prices that mostly exceed our estimates of intrinsic value.

We also believe that investors are not being adequately compensated for liquidity (the ability to trade a given security). When liquidity, which moves inversely with quality in the bond market, is plentiful, investors can easily add or exit positions to achieve their desired objectives. But as we saw in March 2020, investors should never assume liquidity will be there when they need it the most. The further out on the credit risk spectrum, the costlier it becomes to maneuver in times of stress. And some of the greatest opportunities occur in times of stress.

Finally, yields this low leave little margin of safety. To drive this point home, let's frame the current valuation of the riskiest subset of the junk bond market, "CCC, unsecured, credit." Historically, CCC credit has had an annual default rate of 10%22. Annual recoveries for unsecured bonds within high yield have averaged 28%23. Now, let's consider the potential return from an average, unsecured, CCC high yield bond with an average historical experience. If we bought this CCC credit bond today at the average yield of 6.2% and assumed the default rate and recoveries above, our investment would generate a -0.97% return per year—and that's before any consideration of fees, liquidity or risk premium! If we cut that default rate in half to 5%, the annual return moves only to 2.6%—just enough to capture breakeven, inflation-adjusted returns. That doesn't leave investors a lot of room for error.

There's a saying in medicine, "treat the patient, not the disease." Investors should focus on the health of the underlying bond market instead of attempting to cure the low prospective returns that ail it. Adding significant credit risk today may temporarily offset low income generation, but investors should be aware of the potential costs down the road—when either defaults or rates begin to revert toward more normal levels. We believe that investors would be better served by patience, conservatism and selectivity. In the type of environment we are currently in, returns in fixed income are earned by reducing errors and maximizing flexibility rather than stretching for yield.

See accompanying Disclosures and Endnotes on page 95.

48 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2021

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 0.4%
ENERGY - 0.4%
Rattler Midstream , LP	33	$388
TOTAL COMMON STOCKS - 0.4% (COST $343)		388
PREFERRED STOCKS - 1.6%
COMMUNICATION SERVICES - 1.0%
Liberty Broadband Corp. (a), 7.00%	35	961
CONSUMER STAPLES - 0.4%
Bunge, Ltd. (a), 4.88%	3	408
FINANCIALS - 0.2%
Signature Bank/New York NY (a), 5.00%	7	177
TOTAL PREFERRED STOCKS - 1.6% (COST $1,435)		1,546
	Par Value	Value
FIXED INCOME - 93.7%
CORPORATE BONDS - 44.0%
INDUSTRIALS - 10.2%
BAT Capital Corp. 2.259%, due 03/25/28	$1,000	992
Carlisle Cos., Inc. 2.20%, due 03/01/32	500	485
Delta Air Lines, Inc. / SkyMiles IP, Ltd, 144A 4.75%, due 10/20/28 (b)	500	557
Fedex Corp. Pass Through Trust 1.875%, due 08/20/35	947	934
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (b)	1,000	985
Howmet Aerospace, Inc. 3.00%, due 01/15/29	600	604
6.875%, due 05/01/25	24	28
Kraft Heinz Foods Co. 3.875%, due 05/15/27	500	546
Mozart Debt Merger Sub 5.25%, due 10/01/29 (b)	500	500
Southwest Airlines Co. 5.125%, due 06/15/27	1,000	1,169
The Boeing Co. 2.70%, due 02/01/27	750	776
Uber Technologies, Inc., 144A 4.50%, due 08/15/29 (b)	1,000	1,005
US Foods, Inc., 144A 4.75%, due 02/15/29 (b)	250	256
Viterra Finance BV, 144A 2.00%, due 04/21/26 (b)	1,000	1,007
		9,844
CONSUMER DISCRETIONARY - 9.1%
AutoNation, Inc. 1.95%, due 08/01/28	1,000	985
Booking Holdings, Inc. 3.55%, due 03/15/28	1,000	1,110
Brunswick Corp. 2.40%, due 08/18/31	1,000	966
	Par Value	Value
Lithia Motors, Inc., 144A 4.375%, due 01/15/31 (b)	$750	$801
3.875%, due 06/01/29 (b)	500	519
M/I Homes, Inc., 144A 3.95%, due 02/15/30 (b)	500	502
Marriott International, Inc. 4.15%, due 12/01/23	1,500	1,600
2.75%, due 10/15/33	1,000	977
3.125%, due 06/15/26	250	267
MGM Resorts International 4.75%, due 10/15/28	500	527
Rent-A-Center, Inc., 144A 6.375%, due 02/15/29 (b)	500	539
		8,793
ENERGY - 5.2%
Chesapeake Energy Corp, 144A 5.875%, due 02/01/29 (b)	1,000	1,067
Diamondback Energy, Inc. 3.125%, due 03/24/31	500	519
Enable Midstream Partners, LP 4.15%, due 09/15/29	500	541
EQT Corp, 144A 3.125%, due 05/15/26 (b)	100	103
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (b)	500	507
NOV, Inc. 3.60%, due 12/01/29	750	788
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (b)	1,500	1,569
		5,094
FINANCIALS - 5.2%
Ally Financial, Inc. 4.70% (5 year Treasury Constant Maturity Rate + 3.481%) (a) (c)	1,000	1,045
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (b)	500	485
Extra Space Storage, LP, REIT 2.35%, due 03/15/32	1,000	976
LPL Holdings, Inc., 144A 4.00%, due 03/15/29 (b)	500	513
Nasdaq, Inc. 1.65%, due 01/15/31	1,000	941
Signature Bank/New York NY 4.00% (AMERIBOR + 3.890%), due 10/15/30 (c)	1,000	1,073
		5,033
HEALTH CARE - 4.6%
Astrazeneca Finance LLC 1.75%, due 05/28/28	1,000	1,004
Charles River Laboratories International, Inc., 144A 4.00%, due 03/15/31 (b)	500	524
Emergent BioSolutions, Inc., 144A 3.875%, due 08/15/28 (b)	250	244
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	1,250	1,188
See accompanying Notes to Financial Statements.

Oakmark.com 49

Oakmark Bond Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 93.7% (continued)
CORPORATE BONDS - 44.0% (continued)
Tenet Healthcare Corp, 144A 4.25%, due 06/01/29 (b)	$500	$508
Universal Health Services, Inc., 144A 1.65%, due 09/01/26 (b)	1,000	993
		4,461
REAL ESTATE - 3.7%
CBRE Services, Inc. 2.50%, due 04/01/31	1,000	1,006
GLP Capital, LP / GLP Financing II, Inc. REIT 4.00%, due 01/15/31	500	540
RHP Hotel Properties, LP / RHP Finance Corp. REIT, 144A 4.50%, due 02/15/29 (b)	1,000	1,002
Sun Communities Operating, LP REIT 2.70%, due 07/15/31	1,000	1,009
		3,557
MATERIALS - 1.7%
Anglo American Capital PLC, 144A 2.25%, due 03/17/28 (b)	1,000	993
Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A 4.25%, due 12/15/25 (b)	500	523
Novelis Corp, 144A 3.25%, due 11/15/26 (b)	100	101
		1,617
COMMUNICATION SERVICES - 1.3%
T-Mobile USA, Inc. 4.00%, due 04/15/22	1,211	1,225
UTILITIES - 1.0%
The Southern Co. 3.75% (5 year Treasury Constant Maturity Rate + 2.915%), due 09/15/51 (c)	1,000	1,020
INFORMATION TECHNOLOGY - 1.0%
NXP BV / NXP Funding LLC / NXP USA, Inc., 144A 2.50%, due 05/11/31 (b)	1,000	1,008
CONSUMER STAPLES - 1.0%
Altria Group, Inc. 2.45%, due 02/04/32	1,000	955
Total Corporate Bonds (Cost $41,869)		42,607
	Par Value	Value
GOVERNMENT AND AGENCY SECURITIES - 40.6%
U.S. GOVERNMENT NOTES - 28.8%
United States Treasury Notes 0.875%, due 09/30/26	$11,500	$11,433
1.50%, due 09/30/24	4,000	4,116
1.25%, due 08/15/31	4,000	3,898
0.375%, due 03/31/22	3,000	3,005
1.25%, due 06/30/28	3,000	2,991
1.625%, due 05/15/31	1,000	1,010
0.75%, due 08/31/26	500	494
2.00%, due 08/15/51	500	490
1.125%, due 02/15/31	500	484
		27,921
U.S. GOVERNMENT AGENCIES - 11.8%
Federal Farm Credit Banks Funding Corp. 0.32%, due 12/23/24	5,000	4,952
0.36%, due 09/24/24	4,000	3,981
Federal Home Loan Banks, 0.48%, due 09/10/24	2,500	2,497
		11,430
Total Government and Agency Securities (Cost $39,444)		39,351
BANK LOANS - 9.1%
INDUSTRIALS - 4.0%
Skymiles IP, Ltd. 2020 Term Loan B 4.75% (1 mo. USD LIBOR + 3.750%), due 10/20/27 (c)	1,000	1,063
US Foods, Inc. 2016 Term Loan B 1.83% (1 mo. USD LIBOR + 1.750%), due 06/27/23 (c)	847	842
Adient US LLC 2021 Term Loan B 3.58% (3 mo. USD LIBOR + 3.500%), due 04/08/28 (c)	998	997
United Airlines, Inc. 2021 Term Loan B 4.50% (3 mo. USD LIBOR + 3.750%), due 04/21/28 (b) (c)	995	1,001
		3,903
FINANCIALS - 2.1%
Blackstone Mortgage Trust, Inc. Term Loan B 2.33% (1 mo. USD LIBOR + 2.250%), due 04/23/26 (c)	992	981
Zebra Buyer LLC Term Loan B 0.00%, due 04/21/28 (d)	1,000	1,002
		1,983
CONSUMER DISCRETIONARY - 1.0%
Rent A Center, Inc. 2021 First Lien Term Loan B 3.75% (1 mo. USD LIBOR + 3.250%), due 02/17/28 (c)	995	997
MATERIALS - 1.0%
Asplundh Tree Expert LLC 2021 Term Loan B 1.83% (3 mo. USD LIBOR + 1.750%), due 09/07/27 (c)	992	989

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2021

Schedule of Investments (in thousands) (continued)

	Par Value	Value
ENERGY - 1.0%
Apergy Corp. 2020 Term Loan 6.00% (3 mo. USD LIBOR + 5.00%), due 06/03/27 (c)	$938	$952
Total Bank Loans (Cost $8,734)		8,824
TOTAL FIXED INCOME - 93.7% (COST $90,047)		90,782
SHORT-TERM INVESTMENTS - 5.5%
COMMERCIAL PAPER - 2.8%
General Mills, Inc., 144A, 0.07% - 0.09%, due 10/01/21- 10/07/21 (b) (e)	1,500	1,500
Anthem, Inc., 144A, 0.09%, due 10/01/21 (b) (e)	1,000	1,000
Campbell Soup Co., 144A, 0.20%, due 10/14/21 (b) (e)	250	250
Total Commercial Paper (Cost $2,750)		2,750
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/21 due 10/01/21, repurchase price $2,588, collateralized by United States Treasury Note, 0.125% due 07/15/31, value plus accrued interest of $2,640 (Cost: $2,588)	2,588	2,588
TOTAL SHORT-TERM INVESTMENTS - 5.5% (COST $5,338)		5,338
TOTAL INVESTMENTS - 101.2% (COST $97,163)		98,054
Liabilities In Excess of Other Assets - (1.2)%		(1,160)
NET ASSETS - 100.0%		$96,894

(a)  Security is perpetual and has no stated maturity date.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(c)  Floating Rate Note. Rate shown is as of September 30, 2021.

(d)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Oakmark.com 51

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2021

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$16,955,805		$5,594,721		$1,542,079
Investments in affiliated securities, at value (b)	0		0		0
Foreign currency, at value (c)	0		0		0	(d)
Receivable for:
Securities sold	0		644		28,189
Fund shares sold	24,210		4,838		133
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	10,207		467		1,038
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		0
Forward foreign currency contracts	0		0		751
Tax reclaim from unaffiliated securities	0		0		2,370
Total receivables	34,417		5,949		32,481
Other assets	20		3		0	(d)
Total assets	$16,990,242		$5,600,673		$1,574,560
Liabilities and net assets
Payable for:
Due to custodian	$0		$0		$0
Securities purchased	0		150,050		19,719
Fund shares redeemed	9,988		1,668		309
Options written, at value	0		21,195	(e)	0
Investment advisory fee	1,727		643		207
Other shareholder servicing fees	1,630		484		132
Transfer and dividend disbursing agent fees	160		84		42
Trustee fees	3		2		1
Deferred trustee compensation	1,504		634		375
Other	3,651		910		1,491
Total liabilities	18,663		175,670		22,276
Net assets applicable to Fund shares outstanding	$16,971,579		$5,425,003		$1,552,284
Analysis of net assets
Paid in capital	$8,727,871		$2,828,242		$855,862
Distributable Earnings	8,243,708		2,596,761		696,422
Net assets applicable to Fund shares outstanding	$16,971,579		$5,425,003		$1,552,284
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$115.48		$62.27		$36.53
Investor Class—Net assets	$8,486,606		$1,975,291		$802,127
Investor Class—Shares outstanding (Unlimited shares authorized)	73,492		31,720		21,960
Net asset value, offering and redemption price per share: Advisor Class	$115.58		$62.21		$36.57
Advisor Class—Net assets	$2,822,792		$2,454,205		$214,625
Advisor Class—Shares outstanding (Unlimited shares authorized)	24,423		39,451		5,869
Net asset value, offering and redemption price per share: Institutional Class	$115.64		$62.29		$36.58
Institutional Class—Net assets	$4,517,696		$638,586		$432,374
Institutional Class—Shares outstanding (Unlimited shares authorized)	39,068		10,252		11,820
Net asset value, offering and redemption price per share: Service Class	$114.97	(f)	$61.34	(f)	$35.34	(f)
Service Class—Net assets	$63,446		$25,689		$11,245
Service Class—Shares outstanding (Unlimited shares authorized)	552		419		318
Net asset value, offering and redemption price per share: R6 Class (g)	$115.67		$62.29		$36.58
R6 Class—Net assets	1,081,039		331,232		91,913
R6 Class—Shares outstanding (Unlimited shares authorized)	9,346		5,318		2,513
(a) Identified cost of investments in unaffiliated securities.	$8,859,330		$2,983,292		$966,461
(b) Identified cost of investments in affiliated securities.	0		0		0
(c) Identified cost of foreign currency.	$0		$0		$0	(d)
(d) Amount rounds to less than $1,000.
(e) Written options premiums received of $21,606 (in thousands) for the Oakmark Select Fund.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2021.
(g) Commenced on 12/15/2020.

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2021 (continued)

(in thousands except per share amounts)

	Oakmark Global Select Fund		Oakmark International Fund		Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,716,539		$25,221,538		$1,622,214
Investments in affiliated securities, at value (b)	0		1,691,979		0
Foreign currency, at value (c)	0	(d)	47,012		8
Receivable for:
Securities sold	0		51,598		12,394
Fund shares sold	6,973		34,311		4,812
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	152		10,051		5,102
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		429		0
Forward foreign currency contracts	652		13,174		737
Tax reclaim from unaffiliated securities	2,490		28,660		4,096
Total receivables	10,267		138,223		27,141
Other assets	0	(d)	0	(d)	0	(d)
Total assets	$1,726,806		$27,098,752		$1,649,363
Liabilities and net assets
Payable for:
Due to custodian	$0		$0		$0
Securities purchased	0		87,153		2,850
Fund shares redeemed	6,453		23,014		463
Options written, at value	0		0		0
Investment advisory fee	220		3,226		274
Other shareholder servicing fees	134		1,701		139
Transfer and dividend disbursing agent fees	17		90		16
Trustee fees	1		4		1
Deferred trustee compensation	290		2,260		356
Other	389		21,762		497
Total liabilities	7,504		139,210		4,596
Net assets applicable to Fund shares outstanding	$1,719,302		$26,959,542		$1,644,767
Analysis of net assets
Paid in capital	$1,090,148		$26,334,378		$1,450,997
Distributable Earnings	629,154		625,164		193,770
Net assets applicable to Fund shares outstanding	$1,719,302		$26,959,542		$1,644,767
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$24.45		$28.17		$19.92
Investor Class—Net assets	$574,845		$8,756,583		$560,085
Investor Class—Shares outstanding (Unlimited shares authorized)	23,512		310,836		28,110
Net asset value, offering and redemption price per share: Advisor Class	$24.44		$28.15		$19.96
Advisor Class—Net assets	$257,589		$3,315,953		$189,314
Advisor Class—Shares outstanding (Unlimited shares authorized)	10,538		117,797		9,486
Net asset value, offering and redemption price per share: Institutional Class	$24.46		$28.19		$19.91
Institutional Class—Net assets	$762,749		$11,748,571		$526,914
Institutional Class—Shares outstanding (Unlimited shares authorized)	31,178		416,778		26,462
Net asset value, offering and redemption price per share: Service Class	$0		$28.38		$19.80	(f)
Service Class—Net assets	$0		$140,656		$808
Service Class—Shares outstanding (Unlimited shares authorized)	0		4,956		41
Net asset value, offering and redemption price per share: R6 Class (g)	$24.47		$28.20		$19.91
R6 Class—Net assets	124,119		2,997,779		367,646
R6 Class—Shares outstanding (Unlimited shares authorized)	5,072		106,301		18,465
(a) Identified cost of investments in unaffiliated securities.	$1,227,642		$21,998,621		$1,424,494
(b) Identified cost of investments in affiliated securities.	$0		$2,357,969		$0
(c) Identified cost of foreign currency.	$0	(d)	$47,309		$8
(d) Amount rounds to less than $1,000.
(e) Written options premiums received of $21,606 (in thousands) for the Oakmark Select Fund.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2021.
(g) Commenced on 12/15/2020.

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2021 (continued)

(in thousands except per share amounts)

	Oakmark Equity and Income Fund		Oakmark Bond Fund
Assets
Investments in unaffiliated securities, at value (a)	$7,845,353		$98,054
Investments in affiliated securities, at value (b)	0		0
Foreign currency, at value (c)	0	(d)	0
Receivable for:
Securities sold	318		4,012
Fund shares sold	2,668		0
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	19,539		376
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0
Forward foreign currency contracts	0		0
Tax reclaim from unaffiliated securities	1,836		0
Total receivables	24,361		4,388
Other assets	0		0	(d)
Total assets	$7,869,714		$102,442
Liabilities and net assets
Payable for:
Due to custodian	$0		$3,933
Securities purchased	17,641		1,495
Fund shares redeemed	3,982		0
Options written, at value	0		0
Investment advisory fee	687		5
Other shareholder servicing fees	1,154		0
Transfer and dividend disbursing agent fees	112		0
Trustee fees	2		0
Deferred trustee compensation	1,481		31
Other	2,818		84
Total liabilities	27,877		5,548
Net assets applicable to Fund shares outstanding	$7,841,837		$96,894
Analysis of net assets
Paid in capital	$4,603,407		$94,205
Distributable Earnings	3,238,430		2,689
Net assets applicable to Fund shares outstanding	$7,841,837		$96,894
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$35.94		$0
Investor Class—Net assets	$5,587,125		$0
Investor Class—Shares outstanding (Unlimited shares authorized)	155,455		0
Net asset value, offering and redemption price per share: Advisor Class	$35.98		$10.35
Advisor Class—Net assets	$868,413		$2,380
Advisor Class—Shares outstanding (Unlimited shares authorized)	24,134		230
Net asset value, offering and redemption price per share: Institutional Class	$35.99		$10.35	(f)
Institutional Class—Net assets	$1,138,478		$3,253
Institutional Class—Shares outstanding (Unlimited shares authorized)	31,632		314
Net asset value, offering and redemption price per share: Service Class	$35.75		$0
Service Class—Net assets	$160,560		$0
Service Class—Shares outstanding (Unlimited shares authorized)	4,491		0
Net asset value, offering and redemption price per share: R6 Class (g)	$36.00		$10.35
R6 Class—Net assets	87,261		91,261
R6 Class—Shares outstanding (Unlimited shares authorized)	2,424		8,815
(a) Identified cost of investments in unaffiliated securities.	$5,213,721		$97,163
(b) Identified cost of investments in affiliated securities.	$0		$0
(c) Identified cost of foreign currency.	$0	(d)	$0
(d) Amount rounds to less than $1,000.
(e) Written options premiums received of $21,606 (in thousands) for the Oakmark Select Fund.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2021.
(g) Commenced on 12/15/2020.

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2021

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$199,850	$43,145	$22,189
Dividends from affiliated securities	0	0	0
Interest income from unaffiliated securities	153	51	63
Non-cash dividends from affiliated securities	0	0	0
Non-cash dividends from unaffiliated securities	0	0	669
Security lending income	0	0	7
Other income	0	0	103
Reclaim income	0	0	757
Foreign taxes withheld	0	0	(1,490)
Total investment income	200,003	43,196	22,298
Expenses:
Investment advisory fee	97,711	35,181	12,821
Transfer and dividend disbursing agent fees	921	471	227
Other shareholder servicing fees—Investor Class	6,006	1,255	539
Other shareholder servicing fees—Advisor Class	2,146	2,219	130
Other shareholder servicing fees—Service Class	124	42	21
Other shareholder servicing fees—Institutional Class	645	64	41
Service fee—Investor Class	13,134	2,590	1,300
Service fee—Service Class	155	54	26
Reports to shareholders	706	228	43
Custody and accounting fees	500	264	318
Registration and blue sky expenses	278	151	129
Trustees fees	807	380	252
Legal fees	245	131	98
Audit and tax services fees	45	43	82
Interest expense	5	0	0
Other	445	227	166
Total expenses	123,873	43,300	16,193
Advisory fee waiver	(3,602)	(1,356)	(412)
Net expenses	120,271	41,944	15,781
Net investment income	79,732	1,252	6,517
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	158,491	81,087	141,075 (a)
Affiliated investments	0	0	0
Unaffiliated in-kind transactions	1,856,005	586,129	0
Affiliated in-kind transactions	0	0	0
Forward foreign currency contracts	0	0	(650)
Foreign currency transactions	0	0	(29)
Purchased options	0	(5,012)	(638)
Written options	13,902	(28,097)	3,338
Net realized gain	2,028,398	634,107	143,096
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	4,342,356	1,483,251	395,999 (b)
Affiliated investments	0	0	0
Forward foreign currency contracts	0	0	1,192
Foreign currency translation	0	0	(11)
Written options	3,506	(5,150)	0
Net change in unrealized appreciation	4,345,862	1,478,101	397,180
Net realized and unrealized gain	6,374,260	2,112,208	540,276
Net increase in net assets resulting from operations	$6,453,992	$2,113,460	$546,793

(a)  Net of capital gain withholding taxes of $1,212 and $7,275 (in thousands) for the Oakmark Global Fund and the Oakmark
International Fund, respectively.

(b)  Includes net change in capital gain withholding taxes of $912 and $16,445 (in thousands) for the Oakmark Global Fund and the Oakmark
International Fund, respectively.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2021 (continued)

(in thousands)

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$22,487	$525,474	$39,902
Dividends from affiliated securities	0	13,502	0
Interest income from unaffiliated securities	11	1,453	11
Non-cash dividends from affiliated securities	0	20,208	0
Non-cash dividends from unaffiliated securities	0	12,367	132
Security lending income	224	2,184	9
Other income	109	630	249
Reclaim income	784	30,621	1,800
Foreign taxes withheld	(1,545)	(54,954)	(3,428)
Total investment income	22,070	551,485	38,675
Expenses:
Investment advisory fee	13,174	201,223	15,663
Transfer and dividend disbursing agent fees	87	535	95
Other shareholder servicing fees—Investor Class	400	7,897	397
Other shareholder servicing fees—Advisor Class	289	5,884	189
Other shareholder servicing fees—Service Class	0	340	2
Other shareholder servicing fees—Institutional Class	101	2,128	62
Service fee—Investor Class	940	16,855	910
Service fee—Service Class	0	423	2
Reports to shareholders	49	1,378	64
Custody and accounting fees	273	3,519	428
Registration and blue sky expenses	106	376	93
Trustees fees	227	1,232	246
Legal fees	98	375	98
Audit and tax services fees	76	179	177
Interest expense	0	0	0
Other	165	707	163
Total expenses	15,985	243,051	18,589
Advisory fee waiver	(456)	(6,946)	(255)
Net expenses	15,529	236,105	18,334
Net investment income	6,541	315,380	20,341
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	170,424	750,271 (a)	205,643
Affiliated investments	0	(37,088)	0
Unaffiliated in-kind transactions	0	33,158	0
Affiliated in-kind transactions	0	7,306	0
Forward foreign currency contracts	(1,134)	(7,213)	(457)
Foreign currency transactions	79	157	(21)
Purchased options	4,722	0	0
Written options	3,670	0	0
Net realized gain	177,761	746,591	205,165
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	366,744	5,631,391 (b)	322,931
Affiliated investments	0	1,955,096	0
Forward foreign currency contracts	1,353	18,993	1,090
Foreign currency translation	(29)	(1,700)	(125)
Written options	0	0	0
Net change in unrealized appreciation	368,068	7,603,780	323,896
Net realized and unrealized gain	545,829	8,350,371	529,061
Net increase in net assets resulting from operations	$552,370	$8,665,751	$549,402

(a)  Net of capital gain withholding taxes of $1,212 and $7,275 (in thousands) for the Oakmark Global Fund and the Oakmark
International Fund, respectively.

(b)  Includes net change in capital gain withholding taxes of $912 and $16,445 (in thousands) for the Oakmark Global Fund and the Oakmark
International Fund, respectively.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2021 (continued)

(in thousands)

	Oakmark Equity and Income Fund	Oakmark Bond Fund
Investment Income:
Dividends from unaffiliated securities	$76,159	$102
Dividends from affiliated securities	0	0
Interest income from unaffiliated securities	65,130	1,841
Non-cash dividends from affiliated securities	0	0
Non-cash dividends from unaffiliated securities	1,306	0
Security lending income	0	0
Other income	0	0
Reclaim income	0	0
Foreign taxes withheld	(325)	0
Total investment income	142,270	1,943
Expenses:
Investment advisory fee	45,391	350
Transfer and dividend disbursing agent fees	609	3
Other shareholder servicing fees—Investor Class	5,065	0
Other shareholder servicing fees—Advisor Class	455	0
Other shareholder servicing fees—Service Class	334	0
Other shareholder servicing fees—Institutional Class	142	0
Service fee—Investor Class	9,764	0
Service fee—Service Class	411	0
Reports to shareholders	199	11
Custody and accounting fees	376	68
Registration and blue sky expenses	134	71
Trustees fees	697	126
Legal fees	167	82
Audit and tax services fees	44	42
Interest expense	0	0
Other	325	76
Total expenses	64,113	829
Advisory fee waiver	(2,814)	(429)
Net expenses	61,299	400
Net investment income	80,971	1,543
Net realized and unrealized gain (loss):
Net realized gain on:
Unaffiliated investments	638,883	1,964
Affiliated investments	0	0
Unaffiliated in-kind transactions	1,092,066	0
Affiliated in-kind transactions	0	0
Forward foreign currency contracts	0	0
Foreign currency transactions	0	0
Purchased options	0	0
Written options	0	0
Net realized gain	1,730,949	1,964
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	586,546	(127)
Affiliated investments	0	0
Forward foreign currency contracts	0	0
Foreign currency translation	0 (c)	0
Written options	0	0
Net change in unrealized appreciation (depreciation)	586,546	(127)
Net realized and unrealized gain	2,317,495	1,837
Net increase in net assets resulting from operations	$2,398,466	$3,380

(a)  Net of capital gain withholding taxes of $1,212 and $7,275 (in thousands) for the Oakmark Global Fund and the Oakmark
International Fund, respectively.

(b)  Includes net change in capital gain withholding taxes of $912 and $16,445 (in thousands) for the Oakmark Global Fund and the Oakmark
International Fund, respectively.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
From Operations:
Net investment income	$79,732	$114,585
Net realized gain (loss)	2,028,398	1,318,418
Net change in unrealized appreciation (depreciation)	4,345,862	(1,387,555)
Net increase in net assets from operations	6,453,992	45,448
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(11,993)	(726,552)
Distributions to shareholders—Advisor Class	(10,727)	(408,372)
Distributions to shareholders—Institutional Class	(7,585)	(195,832)
Distributions to shareholders—Service Class	0	(7,172)
Total distributions to shareholders	(30,305)	(1,337,928)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,081,638	853,510
Proceeds from shares sold—Advisor Class	1,361,365	907,524
Proceeds from shares sold—Institutional Class	3,880,650	2,782,421
Proceeds from shares sold—Service Class	7,162	15,779
Proceeds from shares sold—R6 Class	3,232,987	0
Reinvestment of distributions—Investor Class	11,275	685,615
Reinvestment of distributions—Advisor Class	9,621	369,720
Reinvestment of distributions—Institutional Class	7,201	185,312
Reinvestment of distributions—Service Class	0	5,070
Payment for shares redeemed—Investor Class	(2,113,893)	(3,725,155)
Payment for shares redeemed—Advisor Class	(3,655,588)	(2,408,832)
Payment for shares redeemed—Institutional Class	(2,218,379)	(3,235,993)
Payment for shares redeemed—Service Class	(26,149)	(57,050)
Payment for shares redeemed—R6 Class	(2,346,348)	0
Net decrease in net assets from Fund share transactions	(768,458)	(3,622,079)
Total increase (decrease) in net assets	5,655,229	(4,914,559)
Net assets:
Beginning of year	11,316,350	16,230,909
End of year	$16,971,579	$11,316,350

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Year Ended September 30, 2021	Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	10,358	12,333
Shares issued in reinvestment of dividends	127	8,695
Less shares redeemed	(21,673)	(52,469)
Net decrease in shares outstanding	(11,188)	(31,441)
Fund share transactions—Advisor Class:
Shares sold	13,142	12,784
Shares issued in reinvestment of dividends	108	4,693
Less shares redeemed	(33,820)	(33,941)
Net decrease in shares outstanding	(20,570)	(16,464)
Fund share transactions—Institutional Class:
Shares sold	37,553	37,014
Shares issued in reinvestment of dividends	81	2,352
Less shares redeemed	(23,866)	(43,602)
Net increase (decrease) in shares outstanding	13,768	(4,236)
Fund share transactions—Service Class:
Shares sold	73	214
Shares issued in reinvestment of dividends	0	64
Less shares redeemed	(263)	(795)
Net decrease in shares outstanding	(190)	(517)
Fund share transactions—R6 Class:
Shares sold	31,170	0
Shares issued in reinvestment of dividends	0	0
Less shares redeemed	(21,824)	0
Net increase in shares outstanding	9,346	0

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
From Operations:
Net investment income	$1,252	$7,815
Net realized gain (loss)	634,107	223,804
Net change in unrealized appreciation (depreciation)	1,478,101	(343,629)
Net increase (decrease) in net assets from operations	2,113,460	(112,010)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	0	(22,703)
Distributions to shareholders—Advisor Class	(4,450)	(5,554)
Distributions to shareholders—Institutional Class	(1,826)	(6,360)
Distributions to shareholders—Service Class	(38)	(3)
Total distributions to shareholders	(6,314)	(34,620)
From Fund share transactions:
Proceeds from shares sold—Investor Class	120,191	554,470
Proceeds from shares sold—Advisor Class	495,225	1,187,198
Proceeds from shares sold—Institutional Class	335,564	528,003
Proceeds from shares sold—Service Class	20,598	517
Proceeds from shares sold—R6 Class	960,405	0
Reinvestment of distributions—Investor Class	0	22,285
Reinvestment of distributions—Advisor Class	4,233	4,733
Reinvestment of distributions—Institutional Class	1,706	5,855
Reinvestment of distributions—Service Class	38	2
Payment for shares redeemed—Investor Class	(385,428)	(2,210,140)
Payment for shares redeemed—Advisor Class	(400,177)	(391,430)
Payment for shares redeemed—Institutional Class	(531,622)	(611,595)
Payment for shares redeemed—Service Class	(7,728)	(4,985)
Payment for shares redeemed—R6 Class	(694,242)	0
Net decrease in net assets from Fund share transactions	(81,237)	(915,087)
Total increase (decrease) in net assets	2,025,909	(1,061,717)
Net assets:
Beginning of year	3,399,094	4,460,811
End of year	$5,425,003	$3,399,094

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Year Ended September 30, 2021	Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	2,116	16,022
Shares issued in reinvestment of dividends	0	523
Less shares redeemed	(7,523)	(59,911)
Net decrease in shares outstanding	(5,407)	(43,366)
Fund share transactions—Advisor Class:
Shares sold	9,093	31,564
Shares issued in reinvestment of dividends	88	111
Less shares redeemed	(7,532)	(10,156)
Net increase in shares outstanding	1,649	21,519
Fund share transactions—Institutional Class:
Shares sold	7,237	14,605
Shares issued in reinvestment of dividends	36	138
Less shares redeemed	(11,496)	(17,102)
Net decrease in shares outstanding	(4,223)	(2,359)
Fund share transactions—Service Class:
Shares sold	504	14
Shares issued in reinvestment of dividends	1	0
Less shares redeemed	(154)	(129)
Net increase (decrease) in shares outstanding	351	(115)
Fund share transactions—R6 Class:
Shares sold	17,641	0
Shares issued in reinvestment of dividends	0	0
Less shares redeemed	(12,323)	0
Net increase in shares outstanding	5,318	0

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
From Operations:
Net investment income	$6,517	$2,497
Net realized gain (loss)	143,096	2,255
Net change in unrealized appreciation (depreciation)	397,180	(133,928)
Net increase (decrease) in net assets from operations	546,793	(129,176)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(1,297)	(41,340)
Distributions to shareholders—Advisor Class	(778)	(10,502)
Distributions to shareholders—Institutional Class	(1,351)	(13,776)
Distributions to shareholders—Service Class	0	(453)
Total distributions to shareholders	(3,426)	(66,071)
From Fund share transactions:
Proceeds from shares sold—Investor Class	83,443	78,289
Proceeds from shares sold—Advisor Class	54,219	82,992
Proceeds from shares sold—Institutional Class	130,315	125,982
Proceeds from shares sold—Service Class	2,325	1,470
Proceeds from shares sold—R6 Class	88,736	0
Reinvestment of distributions—Investor Class	1,268	40,612
Reinvestment of distributions—Advisor Class	704	8,434
Reinvestment of distributions—Institutional Class	1,336	13,670
Reinvestment of distributions—Service Class	0	369
Payment for shares redeemed—Investor Class	(220,213)	(425,768)
Payment for shares redeemed—Advisor Class	(151,870)	(120,742)
Payment for shares redeemed—Institutional Class	(146,167)	(95,981)
Payment for shares redeemed—Service Class	(2,984)	(4,589)
Payment for shares redeemed—R6 Class	(8,056)	0
Net decrease in net assets from Fund share transactions	(166,944)	(295,262)
Total increase (decrease) in net assets	376,423	(490,509)
Net assets:
Beginning of year	1,175,861	1,666,370
End of year	$1,552,284	$1,175,861

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Year Ended September 30, 2021	Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	2,384	3,302
Shares issued in reinvestment of dividends	41	1,413
Less shares redeemed	(6,558)	(17,769)
Net decrease in shares outstanding	(4,133)	(13,054)
Fund share transactions—Advisor Class:
Shares sold	1,597	3,564
Shares issued in reinvestment of dividends	23	294
Less shares redeemed	(4,198)	(4,962)
Net decrease in shares outstanding	(2,578)	(1,104)
Fund share transactions—Institutional Class:
Shares sold	3,517	5,080
Shares issued in reinvestment of dividends	43	476
Less shares redeemed	(4,404)	(4,286)
Net increase (decrease) in shares outstanding	(844)	1,270
Fund share transactions—Service Class:
Shares sold	67	63
Shares issued in reinvestment of dividends	0	13
Less shares redeemed	(96)	(192)
Net decrease in shares outstanding	(29)	(116)
Fund share transactions—R6 Class:
Shares sold	2,735	0
Shares issued in reinvestment of dividends	0	0
Less shares redeemed	(222)	0
Net increase in shares outstanding	2,513	0

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
From Operations:
Net investment income	$6,541	$4,012
Net realized gain (loss)	177,761	3,662
Net change in unrealized appreciation (depreciation)	368,068	(41,292)
Net increase (decrease) in net assets from operations	552,370	(33,618)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	0	(10,219)
Distributions to shareholders—Advisor Class	(530)	(6,484)
Distributions to shareholders—Institutional Class	(825)	(8,055)
Total distributions to shareholders	(1,355)	(24,758)
From Fund share transactions:
Proceeds from shares sold—Investor Class	76,233	133,024
Proceeds from shares sold—Advisor Class	121,079	160,344
Proceeds from shares sold—Institutional Class	467,094	106,721
Proceeds from shares sold—R6 Class	147,923	0
Reinvestment of distributions—Investor Class	0	9,817
Reinvestment of distributions—Advisor Class	469	5,434
Reinvestment of distributions—Institutional Class	741	6,866
Payment for shares redeemed—Investor Class	(189,439)	(431,915)
Payment for shares redeemed—Advisor Class	(430,685)	(214,678)
Payment for shares redeemed—Institutional Class	(274,986)	(212,840)
Payment for shares redeemed—R6 Class	(40,841)	0
Net decrease in net assets from Fund share transactions	(122,412)	(437,227)
Total increase (decrease) in net assets	428,603	(495,603)
Net assets:
Beginning of year	1,290,699	1,786,302
End of year	$1,719,302	$1,290,699

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund (continued)
	Year Ended September 30, 2021	Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	3,267	8,132
Shares issued in reinvestment of dividends	0	542
Less shares redeemed	(8,445)	(27,481)
Net decrease in shares outstanding	(5,178)	(18,807)
Fund share transactions—Advisor Class:
Shares sold	5,200	10,097
Shares issued in reinvestment of dividends	23	301
Less shares redeemed	(17,996)	(13,811)
Net decrease in shares outstanding	(12,773)	(3,413)
Fund share transactions—Institutional Class:
Shares sold	19,016	6,515
Shares issued in reinvestment of dividends	36	380
Less shares redeemed	(12,446)	(14,372)
Net increase (decrease) in shares outstanding	6,606	(7,477)
Fund share transactions—R6 Class:
Shares sold	6,732	0
Shares issued in reinvestment of dividends	0	0
Less shares redeemed	(1,660)	0
Net increase in shares outstanding	5,072	0

See accompanying Notes to Financial Statements.

Oakmark.com 65

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
From Operations:
Net investment income	$315,380	$131,269
Net realized gain (loss)	746,591	(1,492,438)
Net change in unrealized appreciation (depreciation)	7,603,780	(2,280,055)
Net increase (decrease) in net assets from operations	8,665,751	(3,641,224)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(31,246)	(273,582)
Distributions to shareholders—Advisor Class	(37,862)	(137,704)
Distributions to shareholders—Institutional Class	(48,820)	(205,472)
Distributions to shareholders—Service Class	(110)	(4,362)
Total distributions to shareholders	(118,038)	(621,120)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,523,448	2,496,412
Proceeds from shares sold—Advisor Class	1,903,742	3,889,737
Proceeds from shares sold—Institutional Class	8,102,302	3,114,225
Proceeds from shares sold—Service Class	33,300	70,063
Proceeds from shares sold—R6 Class	3,462,881	0
Reinvestment of distributions—Investor Class	29,913	262,972
Reinvestment of distributions—Advisor Class	21,958	86,948
Reinvestment of distributions—Institutional Class	42,668	177,573
Reinvestment of distributions—Service Class	53	2,484
Payment for shares redeemed—Investor Class	(3,870,003)	(7,343,638)
Payment for shares redeemed—Advisor Class	(7,548,317)	(3,432,251)
Payment for shares redeemed—Institutional Class	(6,404,347)	(4,148,695)
Payment for shares redeemed—Service Class	(143,916)	(165,169)
Payment for shares redeemed—R6 Class	(401,906)	0
Net decrease in net assets from Fund share transactions	(3,248,224)	(4,989,339)
Total increase (decrease) in net assets	5,299,489	(9,251,683)
Net assets:
Beginning of year	21,660,053	30,911,736
End of year	$26,959,542	$21,660,053

See accompanying Notes to Financial Statements.

66 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Year Ended September 30, 2021	Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	55,752	129,849
Shares issued in reinvestment of dividends	1,174	10,795
Less shares redeemed	(145,872)	(372,394)
Net decrease in shares outstanding	(88,946)	(231,750)
Fund share transactions—Advisor Class:
Shares sold	69,568	198,617
Shares issued in reinvestment of dividends	864	3,575
Less shares redeemed	(268,475)	(179,524)
Net increase (decrease) in shares outstanding	(198,043)	22,668
Fund share transactions—Institutional Class:
Shares sold	282,388	158,670
Shares issued in reinvestment of dividends	1,677	7,298
Less shares redeemed	(230,444)	(216,010)
Net increase (decrease) in shares outstanding	53,621	(50,042)
Fund share transactions—Service Class:
Shares sold	1,237	3,604
Shares issued in reinvestment of dividends	2	101
Less shares redeemed	(5,457)	(7,860)
Net decrease in shares outstanding	(4,218)	(4,155)
Fund share transactions—R6 Class:
Shares sold	120,129	0
Shares issued in reinvestment of dividends	0	0
Less shares redeemed	(13,828)	0
Net increase in shares outstanding	106,301	0
See accompanying Notes to Financial Statements.

Oakmark.com 67

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
From Operations:
Net investment income	$20,341	$29,190
Net realized gain (loss)	205,165	(77,323)
Net change in unrealized appreciation (depreciation)	323,896	(68,628)
Net increase (decrease) in net assets from operations	549,402	(116,761)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(9,119)	(1,243)
Distributions to shareholders—Advisor Class	(3,675)	(541)
Distributions to shareholders—Institutional Class	(15,216)	(3,050)
Distributions to shareholders—Service Class	(13)	0
Total distributions to shareholders	(28,023)	(4,834)
From Fund share transactions:
Proceeds from shares sold—Investor Class	128,773	95,404
Proceeds from shares sold—Advisor Class	63,393	80,461
Proceeds from shares sold—Institutional Class	151,931	223,287
Proceeds from shares sold—Service Class	123	278
Proceeds from shares sold—R6 Class	371,148	0
Reinvestment of distributions—Investor Class	8,902	1,216
Reinvestment of distributions—Advisor Class	3,299	454
Reinvestment of distributions—Institutional Class	8,177	1,781
Reinvestment of distributions—Service Class	7	0
Payment for shares redeemed—Investor Class	(143,753)	(217,061)
Payment for shares redeemed—Advisor Class	(102,250)	(52,851)
Payment for shares redeemed—Institutional Class	(519,412)	(277,131)
Payment for shares redeemed—Service Class	(442)	(425)
Payment for shares redeemed—R6 Class	(6,074)	0
Net decrease in net assets from Fund share transactions	(36,178)	(144,587)
Total increase (decrease) in net assets	485,201	(266,182)
Net assets:
Beginning of year	1,159,566	1,425,748
End of year	$1,644,767	$1,159,566

See accompanying Notes to Financial Statements.

68 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Year Ended September 30, 2021	Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	7,055	7,380
Shares issued in reinvestment of dividends	539	76
Less shares redeemed	(7,927)	(16,403)
Net decrease in shares outstanding	(333)	(8,947)
Fund share transactions—Advisor Class:
Shares sold	3,308	5,926
Shares issued in reinvestment of dividends	200	29
Less shares redeemed	(5,396)	(4,316)
Net increase (decrease) in shares outstanding	(1,888)	1,639
Fund share transactions—Institutional Class:
Shares sold	8,098	17,551
Shares issued in reinvestment of dividends	497	112
Less shares redeemed	(27,112)	(23,109)
Net decrease in shares outstanding	(18,517)	(5,446)
Fund share transactions—Service Class:
Shares sold	7	21
Less shares redeemed	(28)	(30)
Net decrease in shares outstanding	(21)	(9)
Fund share transactions—R6 Class:
Shares sold	18,757	0
Shares issued in reinvestment of dividends	0	0
Less shares redeemed	(292)	0
Net increase in shares outstanding	18,465	0

See accompanying Notes to Financial Statements.

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Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
From Operations:
Net investment income	$80,971	$149,625
Net realized gain (loss)	1,730,949	609,843
Net change in unrealized appreciation (depreciation)	586,546	(994,011)
Net increase (decrease) in net assets from operations	2,398,466	(234,543)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(235,119)	(749,755)
Distributions to shareholders—Advisor Class	(43,545)	(119,524)
Distributions to shareholders—Institutional Class	(38,067)	(106,615)
Distributions to shareholders—Service Class	(6,284)	(23,160)
Total distributions to shareholders	(323,015)	(999,054)
From Fund share transactions:
Proceeds from shares sold—Investor Class	320,759	425,123
Proceeds from shares sold—Advisor Class	162,480	188,704
Proceeds from shares sold—Institutional Class	1,256,141	622,056
Proceeds from shares sold—Service Class	23,414	23,233
Proceeds from shares sold—R6 Class	826,248	0
Reinvestment of distributions—Investor Class	223,724	718,160
Reinvestment of distributions—Advisor Class	37,649	98,593
Reinvestment of distributions—Institutional Class	35,843	101,501
Reinvestment of distributions—Service Class	5,684	20,919
Payment for shares redeemed—Investor Class	(1,959,894)	(3,746,674)
Payment for shares redeemed—Advisor Class	(560,926)	(529,667)
Payment for shares redeemed—Institutional Class	(1,224,314)	(925,603)
Payment for shares redeemed—Service Class	(88,419)	(136,264)
Payment for shares redeemed—R6 Class	(754,844)	0
Net decrease in net assets from Fund share transactions	(1,696,455)	(3,139,919)
Total increase (decrease) in net assets	378,996	(4,373,516)
Net assets:
Beginning of year	7,462,841	11,836,357
End of year	$7,841,837	$7,462,841

See accompanying Notes to Financial Statements.

70 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Year Ended September 30, 2021	Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	9,494	15,463
Shares issued in reinvestment of dividends	7,381	24,764
Less shares redeemed	(61,162)	(137,779)
Net decrease in shares outstanding	(44,287)	(97,552)
Fund share transactions—Advisor Class:
Shares sold	4,816	6,663
Shares issued in reinvestment of dividends	1,243	3,402
Less shares redeemed	(16,526)	(19,924)
Net decrease in shares outstanding	(10,467)	(9,859)
Fund share transactions—Institutional Class:
Shares sold	39,287	22,918
Shares issued in reinvestment of dividends	1,184	3,502
Less shares redeemed	(39,515)	(34,948)
Net increase (decrease) in shares outstanding	956	(8,528)
Fund share transactions—Service Class:
Shares sold	695	852
Shares issued in reinvestment of dividends	188	725
Less shares redeemed	(2,773)	(4,932)
Net decrease in shares outstanding	(1,890)	(3,355)
Fund share transactions—R6 Class:
Shares sold	23,588	0
Shares issued in reinvestment of dividends	0	0
Less shares redeemed	(21,164)	0
Net increase in shares outstanding	2,424	0

See accompanying Notes to Financial Statements.

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Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020(a)
From Operations:
Net investment income	$1,543	$284
Net realized gain (loss)	1,964	174
Net change in unrealized appreciation (depreciation)	(127)	1,018
Net increase in net assets from operations	3,380	1,476
Distributions to shareholders from:
Distributions to shareholders—Advisor Class	(25)	(2)
Distributions to shareholders—Institutional Class	(630)	(268)
Distributions to shareholders—R6 Class	(1,242)	0
Total distributions to shareholders	(1,897)	(270)
From Fund share transactions:
Proceeds from shares sold—Advisor Class	1,941	600
Proceeds from shares sold—Institutional Class	4,425	77,527
Proceeds from shares sold—R6 Class	89,884	0
Reinvestment of distributions—Advisor Class	25	2
Reinvestment of distributions—Institutional Class	630	268
Reinvestment of distributions—R6 Class	1,209	0
Payment for shares redeemed—Advisor Class	(216)	(1)
Payment for shares redeemed—Institutional Class	(81,978)	(3)
Payment for shares redeemed—R6 Class	(108)	0
Net increase in net assets from Fund share transactions	15,812	78,393
Total increase in net assets	17,295	79,599
Net assets:
Beginning of year	79,599	—
End of year	$96,894	$79,599
Fund share transactions—Advisor Class:
Shares sold	189	60
Shares issued in reinvestment of dividends	2	0 (b)
Less shares redeemed	(21)	0 (b)
Net increase in shares outstanding	170	60
Fund share transactions—Institutional Class:
Shares sold	429	7,740
Shares issued in reinvestment of dividends	61	26
Less shares redeemed	(7,942)	0 (b)
Net increase (decrease) in shares outstanding	(7,452)	7,766
Fund share transactions—R6 Class:
Shares sold	8,708	0
Shares issued in reinvestment of dividends	117	0
Less shares redeemed	(10)	0 (b)
Net increase in shares outstanding	8,815	0

(a)  Commenced operations on 6/10/2020.

(b)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

72 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  ORGANIZATION

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), Oakmark International Small Cap Fund ("Int'l Small Cap"), Oakmark Equity and Income Fund ("Equity and Income") and Oakmark Bond Fund ("Bond") collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Each Fund, except Bond Fund, offers five classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares, R6 Class Shares and Service Class Shares. Bond Fund offers Advisor Class Shares, Institutional Class Shares and R6 Class Shares. Investor Class, Advisor Class, Institutional Class and R6 Class Shares are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Investor Class and Service Class Shares are offered to certain retirement plans, such as 401(k) and profit sharing plans. Investor Class and Service Class Shares of a Fund each pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor or Service Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts. Global Select had no outstanding Service Class Shares during the year ended September 30, 2021.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

Security valuation

The share price is also called the net asset value (the "NAV") of a share. The NAV of shares of each class is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid

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Oakmark Funds

Notes to Financial Statements (continued)

quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for Flexible Exchange ("FLEX") options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures approved by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of the Adviser in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2021, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$16,201,026	$0	$0
Short Term Investments	0	754,779	0
Total	$16,201,026	$754,779	$0
Select
Common Stocks	$5,123,637	$0	$0
Short Term Investments	0	471,084	0
Call Options Written	(21,195)	0	0
Total	$5,102,442	$471,084	$0

74 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global
Common Stocks	$825,761	$681,519	$0
Warrants	196	0	0
Convertible Bonds	0	5,054	0
Short Term Investments	0	29,549	0
Forward Foreign Currency Contracts - Assets	0	751	0
Total	$825,957	$716,873	$0
Global Select
Common Stocks	$934,176	$722,709	$0
Short Term Investments	0	59,654	0
Forward Foreign Currency Contracts - Assets	0	652	0
Total	$934,176	$783,015	$0
International
Common Stocks	$2,511,019	$23,235,535	$0
Preferred Stocks	0	244,480	0
Convertible Bonds	0	80,537	0
Short Term Investments	0	841,946	0
Forward Foreign Currency Contracts - Assets	0	13,174	0
Total	$2,511,019	$24,415,672	$0
Int'l Small Cap
Common Stocks	$467,327	$1,119,413	$0
Short Term Investments	0	35,474	0
Forward Foreign Currency Contracts - Assets	0	737	0
Total	$467,327	$1,155,624	$0
Equity and Income
Common Stocks	$4,732,374	$133,459	$0
Preferred Stocks	34,947	0	0
Corporate Bonds	0	1,301,787	0
Government and Agency Securities	0	252,431	0
Bank Loans	0	85,790	0
Short Term Investments	0	1,304,565	0
Total	$4,767,321	$3,078,032	$0
Bond
Common Stocks	$388	$0	$0
Preferred Stocks	1,546	0	0
Corporate Bonds	0	42,607	0
Government and Agency Securities	0	39,351	0
Bank Loans	0	8,824	0
Short Term Investments	0	5,338	0
Total	$1,934	$96,120	$0

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

Oakmark.com 75

Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2021, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the forward foreign currency contract table included in the Fund's Schedule of Investments.

At September 30, 2021, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2021, Global, Global Select, International and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments. For Global, Global Select, and Int'l Small Cap, the counterparty is Goldman Sachs, and for International, the counterparty is State Street Bank and Trust Company ("State Street"). These forward foreign currency contracts are listed in each Fund's Schedule of Investments.:

For the year ended September 30, 2021, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts Opened	Currency Contracts Settled
Global	$39,344	$35,742
Global Select	42,731	51,384
International	678,202	542,346
Int'l Small Cap	38,509	31,993

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. European Court of Justice ("ECJ")

76 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

reclaim income is listed in the Funds' Statements of Operations as Reclaim Income. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At September 30, 2021, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At September 30, 2021, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark, Select, Global and Global Select used purchased options for tax management purposes during the year ended September 30, 2021. Realized gains and losses and the net change in unrealized appreciation (depreciation) on purchased equity options for the period, if any, are included in the Funds' Statement of Operations. Purchased options outstanding, if any, are listed on each Funds' Schedule of Investments.

Oakmark, Select, Global and Global Select used options written for tax management purposes during the year ended September 30, 2021. Realized gains and losses and the net change in unrealized appreciation (depreciation) on written equity options for the period, if any, are included in the Fund's Statement of Operations. Written options outstanding, if any, are listed on each Fund's Schedule of Investments and shown as liabilities on the Fund's Statement of Assets and Liabilities.

For the year ended September 30, 2021, the amount of premiums paid (received) for equity options purchased and written are listed by Fund in the table below (in thousands):

Fund	Equity Options Purchased	Equity Options Written
Oakmark	$8,297	$(62,974)
Select	11,988	(80,867)
Global	6,038	(6,171)
Global Select	4,426	(4,951)

Oakmark.com 77

Oakmark Funds

Notes to Financial Statements (continued)

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Prior to February 26, 2021, borrowings under the Facility bore interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. Beginning February 26, 2021, borrowings under the Facility bear interest at 1.35% above the greater of the Federal Funds Effective Rate or the Overnight Bank Fund Rate, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2021.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2021, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2021, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statements of Operations.

As of September 30, 2020, Int'l Small Cap had securities on loan with a value of $17,147,526, and the total value of collateral received was $18,006,583, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no interfund loans during the year ended September 30, 2021.

78 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

3.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's average daily net assets. Annual fee rates are as follows:

Effective December 15, 2020, the annual rates of fees as a percentage of each Fund's net assets are as follows:

Fund	Advisory Fees
Oakmark	0.686% up to $250 million;
0.661% on the next $250 million;
0.641% on the next 4.5 billion;
0.626% on the next $10 billion;
0.596% on the next $5 billion;
0.566% on the next $5 billion;
0.536% on the next $10 billion; and
0.516% over $35 billion
Select	0.778% up to $250 million; 0.753% on the next $250 million; 0.733% on the next $3.5 billion; 0.713% on the next $5 billion; 0.653% on the next $2 billion; and 0.628% over $11 billion
Global	0.850% up to $250 million; 0.825% on the next $250 million; 0.805% on the next $4.5 billion; 0.790% on the next $10 billion; and 0.780% over $15 billion
Global Select	0.820% up to $250 million; 0.795% up to $250 million; 0.775% on the next $4.5 billion; 0.760% on the next $10 billion; and 0.750% over $15 billion
Fund	Advisory Fees
International	0.805% up to $250 million;
0.780% on the next $250 million;
0.760% on the next 4.5 billion;
0.745% on the next $10 billion;
0.730% on the next $20 billion;
0.720% on the next $5 billion;
0.710% on the next $5 billion; and
0.700% over $45 billion
Int'l Small Cap	1.040% up to $250 million; 1.015% on the next $250 million; 0.995% on the next $4.5 billion; 0.980% on the next $10 billion; and 0.970% over $15 billion
Equity and Income	0.600% up to $250 million;
0.575% on the next 250 million;
0.555% on the next $4.5 billion;
0.525% on the next $5 billion;
0.495% on the next $3 billion;
0.465% on the next $3.5 billion;
0.435% on the next $10 billion; and
0.405% over $26.5 billion
Bond	0.39% of net assets

Prior to December 15, 2020, the annual rates of fees based on that Fund's net assets at the end of the preceding month as a percentage of each Fund's net assets are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10 billion; and
0.610% over $35 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
Fund	Advisory Fees
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion;
0.785% on the next $10 billion;
0.775% on the next $5 billion; and
0.770% over $50 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Bond	0.39% of net assets

Oakmark.com 79

Oakmark Funds

Notes to Financial Statements (continued)

Effective December 15, 2020, the Adviser has contractually agreed, through January 27, 2022, to waive the advisory fee otherwise payable to it by 0.02% with respect to each Fund, except Bond Fund. When determining whether a Fund's total expenses exceed the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statements of Operations.

Prior to December 15, 2020, the Adviser had contractually agreed, to waive the advisory fee otherwise payable to it by the following percentages with respect to each Fund: 0.043% for Oakmark; 0.074% for Select; 0.059% for Global; 0.066% for Global Select; 0.052% for International and 0.099% for Equity and Income.

The Adviser has contractually agreed, through January 27, 2022, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	R6 Class	Service Class
Oakmark	1.40%	1.15%	1.10%	0.95%	1.40%
Select	1.50	1.25	1.20	1.05	1.50
Global	1.55	1.30	1.25	1.10	1.55
Global Select	1.55	1.30	1.25	1.10	—
International	1.55	1.30	1.25	1.10	1.55
Int'l Small Cap	1.75	1.50	1.45	1.30	1.75
Equity and Income	1.25	1.00	0.95	0.80	1.25
Bond	—	0.54	0.52	0.44	—

From December 15, 2020, through April 30, 2021, the Adviser had contractually agreed that annualized expenses represented above not exceed 0.64% and 0.59% of average daily net assets for the Advisor Class and Institutional Class of Bond Fund, respectively.

Prior to December 15, 2020, the Adviser had contractually agreed, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	Service Class
Oakmark	1.50%	1.40%	1.30%	1.75%
Select	1.50	1.40	1.30	1.75
Global	1.75	1.65	1.55	2.00
Global Select	1.75	1.65	1.55	2.00
International	2.00	1.90	1.80	2.25
Int'l Small Cap	2.00	1.90	1.80	2.25
Equity and Income	1.00	0.90	0.80	1.25
Bond	—	0.54	0.44	—

During the year ended September 30, 2021, Fund Class expenses (in thousands) have been reimbursed as follows@:

Fund	Class	Amount
Bond	Advisor	$5
Bond	Institutional	85
Bond	R6	339

@  Expenses reimbursed are subject to possible recovery until September 30, 2024.

80 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of September 30, 2021 , the following amounts are subject to recoupment (in thousands).

Fund	Class	Amount Incurred	Date	Expiration Date
Bond	Advisor	$5	09/30/2020	09/30/2023
Bond	Institutional	422	09/30/2020	09/30/2023

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of one or more approved funds as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of any trustee who is not an "interested person" of the Trust, and any other Trustee that has been approved by the Governance Committee of the Board of Trustees of the Trust to receive compensation from the Trust for his or her service as a Trustee of the Trust, and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

4.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended September 30, 2021, remains subject to examination by taxing authorities.

At September 30, 2021, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$8,946,594	$8,021,390	$(12,180)	$8,009,210
Select	2,991,031	2,585,235	(2,740)	2,582,495
Global	968,893	592,767	(19,581)	573,186
Global Select	1,231,775	531,493	(46,729)	484,764
International	25,026,232	4,327,073	(2,439,775)	1,887,298
Intl Small Cap	1,445,901	262,136	(85,823)	176,313
Equity & Income	5,213,721	2,637,813	(6,181)	2,631,632
Bond	97,163	1,327	(436)	891

As of September 30, 2021, the short- and long-term capital losses available to offset future capital gains were as follows (in thousands):

Fund CLCF	Utilized during the year	Short-Term	Long-Term	Total at Year End
Oakmark	$15,497	$—	$—	$—
Select	52,520	—	—	—
Global	2,984	—	—	—
Global Select	13,435	—	—	—
International	580,724	1,490,726	133,500	1,624,227
Int'l Small Cap	201,744	110	—	110

Oakmark.com 81

Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2021, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Capital Gain	Total Distributable Earnings
Oakmark	$123,140	$111,358	$234,498
Select	871	13,395	14,266
Global	4,221	119,870	124,091
Global Select	11,203	133,136	144,339
International	378,646	—	378,646
Intl Small Cap	17,579	—	17,579
Equity & Income	61,074	545,724	606,798
Bond	1,415	383	1,798

During the year ended September 30, 2021, and the year ended September 30, 2020, the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2021		Year Ended September 30, 2020
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$30,305	$—	$138,686	$1,199,242
Select	6,314	—	34,620	0
Global	3,425	—	25,072	40,999
Global Select	1,355	—	24,758	0
International	118,038	—	621,120	0
Int'l Small Cap	28,023	—	4,834	0
Equity and Income	90,402	232,614	194,449	804,605
Bond	1,897	—	270	0

On September 30, 2021, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, and deferrals of capital losses on wash sales and straddle adjustments. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to equalization debits and redemptions in kind. Permanent differences are recorded in their respective component of the Analysis of Net Assets for the year ended September 30, 2021.

During the year ended September 30, 2021, the following amounts were classified due to permanent differences between book and tax accounting (in thousands):

Fund	Paid In Capital	Distributable Earnings
Oakmark	$1,865,684	$(1,865,684)
Select	586,690	(586,690)
Global	12,000	(12,000)
Global Select	15,396	(15,396)
International	32,050	(32,050)
Intl Small Cap	1,796	(1,796)
Equity & Income	1,175,451	(1,175,451)
Bond	—	—

82 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

5.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2021, transactions in investment securities (excluding short-term, in-kind transaction and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Global	Global Select	International	Int'l Small Cap	Equity and Income	Bond
Purchases	$2,700,170	$897,870	$578,217	$762,379	$10,798,747	$704,072	$971,165	$67,940
Proceeds from sales	675,113	394,789	752,584	872,554	14,058,533	767,535	2,091,323	67,124

During the year ended September 30, 2021, Oakmark, Select, International, and Equity and Income had in-kind sales transactions (in thousands) of $2,771,785, $847,369, $87,634 and $1,445,327, respectively. These amounts are included in the Portfolio Turnover Rate presented in the Financial Highlights.

Purchases at cost (in thousands) of long-term U.S. government securities for the year ended September 30, 2021, were $0 and $43,280, respectively, for Equity and Income and Bond. Proceeds from sales (in thousands) of long-term U.S. government securities for the year ended September 30, 2021 were $574,571 and $25,665, respectively, for Equity and Income and Bond.

During the year ended September 30, 2021, Global, Global Select, and International engaged in purchase transactions (in thousands) totaling $5,549, $6,699 and $3,868, respectively, with funds that have a common investment advisor. Global and International engaged in sale transactions (in thousands) totaling $3,868 and $12,248, respectively, with funds that have a common investment advisor. These transactions complied with Rule 17a-7 under the 1940 Act.

6.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2021. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

7.  SUBSEQUENT EVENTS

Thomas W. Murray, portfolio manager of Oakmark Select Fund, has announced his decision to retire at the end of July 2022. Effective October 27, 2021, Mr. Murray ceased his portfolio management responsibilities.

Effective on or about December 17, 2021 ("Effective Date"), the existing Service Class shares will be terminated, and those shares of the Funds held by each shareholder will be converted to Investor Class shares of the same fund, in each case with lower net total expenses ("the Combination"). The Combination is not expected to have any federal income tax consequences for Service Class shareholders, as they generally should not recognize any gain or loss as a result of the Combination. Each Service Class shareholder is urged to consult his or her own tax adviser regarding the tax consequences of the Combination to that shareholder. As of the Effective Date, Service Class shareholders will become Investor Class shareholders of their respective Fund and receive shares with a total net asset value equal to that of their current Service Class shares. If you have questions regarding the Combination, please call 1-800-OAKMARK (625-6275).

The continued impact of the coronavirus pandemic ("COVID-19") on the financial results of each Fund will depend on future developments, including the duration and spread of COVID-19 and related advisories and restrictions. COVID-19 has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, global financial market declines, higher default rates, and substantial economic downturn in economies throughout the world. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. The effects of COVID-19 may materially impact the value and performance of each Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives. If the financial markets and/or the overall economy are impacted for an extended period, the future financial results of each Fund may be materially adversely affected.

8.  RECENT ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio's financial statements.

Oakmark.com 83

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
9/30/21	$72.67	0.43	(a)	42.53	42.96	(0.15)	0.00	(0.15)	0.00
9/30/20	$77.89	0.58	(a)	0.86	1.44	(0.65)	(6.01)	(6.66)	0.00
9/30/19	$88.99	0.88	(a)	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
9/30/18	$82.85	0.58	(a)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
9/30/17	$68.70	0.76		15.26	16.02	(0.77)	(1.10)	(1.87)	0.00
Advisor Class
9/30/21	$72.67	0.61	(a)	42.54	43.15	(0.24)	0.00	(0.24)	0.00
9/30/20	$77.88	0.66	(a)	0.87	1.53	(0.73)	(6.01)	(6.74)	0.00
9/30/19	$89.07	0.96	(a)	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
9/30/18	$82.97	0.68	(a)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
9/30/17(b)	$71.35	0.66	(a)	10.96	11.62	0.00	0.00	0.00	0.00
Institutional Class
9/30/21	$72.72	0.70	(a)	42.52	43.22	(0.30)	0.00	(0.30)	0.00
9/30/20	$77.95	0.71	(a)	0.87	1.58	(0.80)	(6.01)	(6.81)	0.00
9/30/19	$89.09	1.01	(a)	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
9/30/18	$82.97	0.72	(a)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
9/30/17(b)	$71.35	0.67	(a)	10.95	11.62	0.00	0.00	0.00	0.00
Service Class
9/30/21	$72.36	0.25	(a)	42.36	42.61	0.00	0.00	0.00	0.00
9/30/20	$77.55	0.37	(a)	0.84	1.21	(0.39)	(6.01)	(6.40)	0.00
9/30/19	$88.54	0.66	(a)	(6.37)	(5.71)	(0.23)	(5.05)	(5.28)	0.00
9/30/18	$82.48	0.33	(a)	8.95	9.28	(0.19)	(3.03)	(3.22)	0.00
9/30/17	$68.34	0.47	(a)	15.28	15.75	(0.51)	(1.10)	(1.61)	0.00
R6 Class
9/30/21(c)	$88.42	0.52	(a)	26.73	27.25	0.00	0.00	0.00	0.00
Oakmark Select Fund
Investor Class
9/30/21	$37.98	(0.03	)(a)	24.32	24.29	0.00	0.00	0.00	0.00
9/30/20	$39.20	0.05	(a)	(0.98)	(0.93)	(0.29)	0.00	(0.29)	0.00
9/30/19	$45.84	0.45	(a)	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
9/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
9/30/17	$40.99	0.17		8.78	8.95	(0.40)	(1.70)	(2.10)	0.00
Advisor Class
9/30/21	$37.99	0.03	(a)	24.31	24.34	(0.12)	0.00	(0.12)	0.00
9/30/20	$39.21	0.10	(a)	(0.97)	(0.87)	(0.35)	0.00	(0.35)	0.00
9/30/19	$45.90	0.52	(a)	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
9/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
9/30/17(b)	$41.93	0.20	(a)	5.77	5.97	0.00	0.00	0.00	0.00
Institutional Class
9/30/21	$38.01	0.09	(a)	24.32	24.41	(0.13)	0.00	(0.13)	0.00
9/30/20	$39.23	0.13	(a)	(0.98)	(0.85)	(0.37)	0.00	(0.37)	0.00
9/30/19	$45.91	0.54	(a)	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
9/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
9/30/17(b)	$41.93	0.22	(a)	5.76	5.98	0.00	0.00	0.00	0.00
Service Class
9/30/21	$37.57	(0.12	)(a)	23.98	23.86	(0.09)	0.00	(0.09)	0.00
9/30/20	$38.63	(0.04	)(a)	(1.00)	(1.04)	(0.02)	0.00	(0.02)	0.00
9/30/19	$45.23	0.35	(a)	(5.29)	(4.94)	0.00	(1.66)	(1.66)	0.00
9/30/18	$47.21	(0.03	)(a)	(0.08)	(0.11)	0.00	(1.87)	(1.87)	0.00
9/30/17	$40.44	0.05	(a)	8.68	8.73	(0.26)	(1.70)	(1.96)	0.00
R6 Class
9/30/21(c)	$47.61	0.08	(a)	14.60	14.68	0.00	0.00	0.00	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
(c)	Commenced on 12/15/2020.

84 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Fund
Investor Class
9/30/21	$115.48	59.18%	$8,486.6	0.43%	0.92%	0.90%	19%
9/30/20	$72.67	1.18%	$6,153.4	0.79%	0.96%	0.92%	35%
9/30/19	$77.89	-5.68%	$9,044.6	1.13%	0.92%	0.88%	51%
9/30/18	$88.99	11.84%	$12,626.2	0.68%	0.89%	0.85%	29%
9/30/17	$82.85	23.79%	$14,200.2	0.91%	0.90%	0.86%	19%
Advisor Class
9/30/21	$115.58	59.49%	$2,822.8	0.61%	0.73%	0.70%	19%
9/30/20	$72.67	1.30%	$3,269.5	0.90%	0.85%	0.81%	35%
9/30/19	$77.88	-5.59%	$4,786.4	1.23%	0.82%	0.78%	51%
9/30/18	$89.07	11.96%	$5,400.6	0.79%	0.77%	0.73%	29%
9/30/17(b)	$82.97	16.29%	$1,839.8	1.01%†	0.76%†	0.72%†	19%
Institutional Class
9/30/21	$115.64	59.56%	$4,517.7	0.68%	0.69%	0.66%	19%
9/30/20	$72.72	1.36%	$1,839.7	0.98%	0.79%	0.74%	35%
9/30/19	$77.95	-5.51%	$2,302.3	1.29%	0.75%	0.70%	51%
9/30/18	$89.09	12.01%	$3,330.6	0.83%	0.74%	0.70%	29%
9/30/17(b)	$82.97	16.29%	$2,569.2	1.02%†	0.73%†	0.68%†	19%
Service Class
9/30/21	$114.97	58.89%	$63.4	0.25%	1.10%	1.08%	19%
9/30/20	$72.36	0.90%	$53.7	0.51%	1.23%	1.19%	35%
9/30/19	$77.55	-5.93%	$97.6	0.86%	1.19%	1.15%	51%
9/30/18	$88.54	11.51%	$143.4	0.39%	1.17%	1.13%	29%
9/30/17	$82.48	23.45%	$168.4	0.63%	1.18%	1.14%	19%
R6 Class
9/30/21(c)	$115.67	30.82%	$1,081.0	0.60%†	0.65%†	0.63%†	19%
Oakmark Select Fund
Investor Class
9/30/21	$62.27	64.01%	$1,975.3	(0.06%)	1.01%	0.98%	20%
9/30/20	$37.98	-2.45%	$1,410.1	0.14%	1.11%	1.04%	28%
9/30/19	$39.20	-10.34%	$3,154.9	1.14%	1.08%	1.00%	45%
9/30/18	$45.84	-0.08%	$4,376.3	0.20%	1.04%	0.97%	41%
9/30/17	$47.84	22.61%	$4,854.7	0.39%	1.03%	0.96%	22%
Advisor Class
9/30/21	$62.21	64.18%	$2,454.2	0.05%	0.89%	0.87%	20%
9/30/20	$37.99	-2.31%	$1,436.2	0.27%	1.00%	0.92%	28%
9/30/19	$39.21	-10.24%	$638.5	1.31%	0.94%	0.86%	45%
9/30/18	$45.90	0.08%	$711.4	0.34%	0.89%	0.82%	41%
9/30/17(b)	$47.90	14.24%	$571.3	0.54%†	0.89%†	0.81%†	22%
Institutional Class
9/30/21	$62.29	64.35%	$638.6	0.18%	0.79%	0.76%	20%
9/30/20	$38.01	-2.27%	$550.2	0.33%	0.93%	0.85%	28%
9/30/19	$39.23	-10.18%	$660.3	1.36%	0.90%	0.82%	45%
9/30/18	$45.91	0.10%	$852.0	0.37%	0.86%	0.79%	41%
9/30/17(b)	$47.91	14.26%	$768.9	0.58%†	0.87%†	0.79%†	22%
Service Class
9/30/21	$61.34	63.63%	$25.7	(0.22%)	1.21%	1.18%	20%
9/30/20	$37.57	-2.69%	$2.5	(0.12%)	1.37%	1.30%	28%
9/30/19	$38.63	-10.55%	$7.1	0.89%	1.31%	1.24%	45%
9/30/18	$45.23	-0.32%	$14.1	(0.06%)	1.30%	1.23%	41%
9/30/17	$47.21	22.29%	$27.9	0.11%	1.31%	1.24%	22%
R6 Class
9/30/21(c)	$62.29	30.85%	$331.2	0.16%†	0.76%†	0.74%†	20%
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
(c)	Commenced on 12/15/2020.

Oakmark.com 85

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Fund
Investor Class
9/30/21	$24.73	0.11	(a)	11.74	11.85	(0.05)	0.00	(0.05)	0.00
9/30/20	$27.52	0.02	(a)	(1.72)	(1.70)	(0.40)	(0.69)	(1.09)	0.00
9/30/19	$32.21	0.50	(a)	(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
9/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
9/30/17	$26.36	0.29	(a)	7.97	8.26	(0.30)	0.00	(0.30)	0.00
Advisor Class
9/30/21	$24.74	0.18	(a)	11.74	11.92	(0.09)	0.00	(0.09)	0.00
9/30/20	$27.53	0.07	(a)	(1.73)	(1.66)	(0.44)	(0.69)	(1.13)	0.00
9/30/19	$32.22	0.49	(a)	(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
9/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
9/30/17(b)	$27.22	0.24	(a)	6.90	7.14	0.00	0.00	0.00	0.00
Institutional Class
9/30/21	$24.75	0.18	(a)	11.76	11.94	(0.11)	0.00	(0.11)	0.00
9/30/20	$27.54	0.08	(a)	(1.73)	(1.65)	(0.45)	(0.69)	(1.14)	0.00
9/30/19	$32.25	0.59	(a)	(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
9/30/18	$34.38	0.31		0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
9/30/17(b)	$27.22	0.26		6.90	7.16	0.00	0.00	0.00	0.00
Service Class
9/30/21	$23.93	0.04	(a)	11.37	11.41	0.00	0.00	0.00	0.00
9/30/20	$26.68	(0.04	)(a)	(1.68)	(1.72)	(0.34)	(0.69)	(1.03)	0.00
9/30/19	$31.27	0.44	(a)	(1.68)	(1.24)	(0.16)	(3.19)	(3.35)	0.00
9/30/18	$33.40	0.14		0.13	0.27	(0.22)	(2.18)	(2.40)	0.00
9/30/17	$25.65	(0.14)		8.11	7.97	(0.22)	0.00	(0.22)	0.00
R6 Class
9/30/21(c)	$31.38	0.23	(a)	4.97	5.20	0.00	0.00	0.00	0.00
Oakmark Global Select Fund
Investor Class
9/30/21	$16.86	0.06	(a)	7.53	7.59	0.00	0.00	0.00	0.00
9/30/20	$16.81	0.03	(a)	0.24	0.27	(0.22)	0.00	(0.22)	0.00
9/30/19	$18.58	0.31	(a)	(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
9/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
9/30/17	$15.81	0.26		3.88	4.14	(0.17)	0.00	(0.17)	0.00
Advisor Class
9/30/21	$16.85	0.09	(a)	7.52	7.61	(0.02)	0.00	(0.02)	0.00
9/30/20	$16.80	0.05	(a)	0.24	0.29	(0.24)	0.00	(0.24)	0.00
9/30/19	$18.60	0.37	(a)	(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
9/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
9/30/17(b)	$16.39	0.25	(a)	3.17	3.42	0.00	0.00	0.00	0.00
Institutional Class
9/30/21	$16.86	0.11	(a)	7.53	7.64	(0.04)	0.00	(0.04)	0.00
9/30/20	$16.81	0.06	(a)	0.24	0.30	(0.25)	0.00	(0.25)	0.00
9/30/19	$18.61	0.35	(a)	(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
9/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
9/30/17(b)	$16.39	0.23	(a)	3.19	3.42	0.00	0.00	0.00	0.00
R6 Class
9/30/21(c)	$20.65	0.15	(a)	3.67	3.82	0.00	0.00	0.00	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
(c)	Commenced on 12/15/2020.
86 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Fund
Investor Class
9/30/21	$36.53	47.96%	$802.1	0.31%	1.16%	1.13%	40%
9/30/20	$24.73	-6.73%	$645.2	0.10%	1.26%	1.20%	24%
9/30/19	$27.52	-2.48%	$1,077.3	1.82%	1.23%	1.17%	20%
9/30/18	$32.21	1.02%	$1,492.7	0.68%	1.21%	1.15%	25%
9/30/17	$34.32	31.64%	$1,811.8	0.96%	1.21%	1.15%	32%
Advisor Class
9/30/21	$36.57	48.25%	$214.6	0.51%	0.96%	0.93%	40%
9/30/20	$24.74	-6.61%	$209.0	0.26%	1.14%	1.08%	24%
9/30/19	$27.53	-2.35%	$263.0	1.79%	1.10%	1.05%	20%
9/30/18	$32.22	1.10%	$440.2	0.89%	1.12%	1.06%	25%
9/30/17(b)	$34.36	26.23%	$499.9	0.89%†	1.07%†	1.01%†	32%
Institutional Class
9/30/21	$36.58	48.31%	$432.4	0.53%	0.92%	0.89%	40%
9/30/20	$24.75	-6.57%	$313.4	0.33%	1.08%	1.02%	24%
9/30/19	$27.54	-2.30%	$313.8	2.17%	1.06%	1.00%	20%
9/30/18	$32.25	1.18%	$333.5	0.93%	1.04%	0.98%	25%
9/30/17(b)	$34.38	26.30%	$309.6	1.55%†	1.02%†	0.96%†	32%
Service Class
9/30/21	$35.34	47.68%	$11.2	0.12%	1.36%	1.33%	40%
9/30/20	$23.93	-7.01%	$8.3	(0.16%)	1.53%	1.47%	24%
9/30/19	$26.68	-2.71%	$12.3	1.66%	1.47%	1.41%	20%
9/30/18	$31.27	0.73%	$16.6	0.43%	1.50%	1.44%	25%
9/30/17	$33.40	31.27%	$22.5	0.63%	1.48%	1.42%	32%
R6 Class
9/30/21(c)	$36.58	16.57%	$91.9	0.77%†	0.89%†	0.87%†	40%
Oakmark Global Select Fund
Investor Class
9/30/21	$24.45	45.02%	$574.8	0.27%	1.12%	1.09%	49%
9/30/20	$16.86	1.50%	$483.7	0.16%	1.25%	1.19%	33%
9/30/19	$16.81	-4.90%	$798.4	1.88%	1.25%	1.18%	21%
9/30/18	$18.58	-0.86%	$1,404.8	1.15%	1.19%	1.12%	26%
9/30/17	$19.78	26.41%	$2,035.3	1.25%	1.18%	1.12%	39%
Advisor Class
9/30/21	$24.44	45.21%	$257.6	0.43%	0.95%	0.92%	49%
9/30/20	$16.85	1.64%	$392.7	0.29%	1.14%	1.07%	33%
9/30/19	$16.80	-4.85%	$449.0	2.25%	1.14%	1.07%	21%
9/30/18	$18.60	-0.75%	$457.6	1.32%	1.09%	1.02%	26%
9/30/17(b)	$19.81	20.87%	$148.4	1.58%†	1.07%†	1.00%†	39%
Institutional Class
9/30/21	$24.46	45.33%	$762.7	0.46%	0.89%	0.86%	49%
9/30/20	$16.86	1.70%	$414.3	0.36%	1.07%	1.00%	33%
9/30/19	$16.81	-4.79%	$538.8	2.15%	1.07%	1.01%	21%
9/30/18	$18.61	-0.66%	$780.8	1.39%	1.03%	0.96%	26%
9/30/17(b)	$19.81	20.87%	$608.0	1.46%†	1.00%†	0.94%†	39%
R6 Class
9/30/21(c)	$24.47	18.50%	$124.1	0.76%†	0.84%†	0.82%†	49%
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
(c)	Commenced on 12/15/2020.

Oakmark.com 87

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Fund
Investor Class
9/30/21	$19.91	0.27	(a)	8.08	8.35	(0.09)	0.00	(0.09)	0.00
9/30/20	$22.88	0.08	(a)	(2.60)	(2.52)	(0.45)	0.00	(0.45)	0.00
9/30/19	$26.14	0.64	(a)	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
9/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
9/30/17	$21.66	0.44		7.01	7.45	(0.34)	0.00	(0.34)	0.00
Advisor Class
9/30/21	$19.89	0.27	(a)	8.11	8.38	(0.12)	0.00	(0.12)	0.00
9/30/20	$22.86	0.12	(a)	(2.61)	(2.49)	(0.48)	0.00	(0.48)	0.00
9/30/19	$26.17	0.76	(a)	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(b)	$21.96	0.53	(a)	6.33	6.86	0.00	0.00	0.00	0.00
Institutional Class
9/30/21	$19.92	0.37	(a)	8.04	8.41	(0.14)	0.00	(0.14)	0.00
9/30/20	$22.89	0.13	(a)	(2.60)	(2.47)	(0.50)	0.00	(0.50)	0.00
9/30/19	$26.19	0.73	(a)	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(b)	$21.96	0.46	(a)	6.40	6.86	0.00	0.00	0.00	0.00
Service Class
9/30/21	$20.04	0.20	(a)	8.15	8.35	(0.01)	0.00	(0.01)	0.00
9/30/20	$23.00	0.04	(a)	(2.63)	(2.59)	(0.37)	0.00	(0.37)	0.00
9/30/19	$26.26	0.61	(a)	(2.48)	(1.87)	(0.36)	(1.03)	(1.39)	0.00
9/30/18	$28.90	0.57		(2.42)	(1.85)	(0.31)	(0.48)	(0.79)	0.00
9/30/17	$21.74	0.46		6.96	7.42	(0.26)	0.00	(0.26)	0.00
R6 Class
9/30/21(c)	$25.83	0.38	(a)	1.99	2.37	0.00	0.00	0.00	0.00
Oakmark International Small Cap Fund
Investor Class
9/30/21	$13.67	0.22	(a)	6.35	6.57	(0.32)	0.00	(0.32)	0.00
9/30/20	$14.61	0.31	(a)	(1.22)	(0.91)	(0.03)	0.00	(0.03)	0.00
9/30/19	$16.34	0.27	(a)	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(d)
9/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(d)
9/30/17	$14.84	0.23	(a)	3.50	3.73	(0.36)	(0.09)	(0.45)	0.00	(d)
Advisor Class
9/30/21	$13.69	0.23	(a)	6.38	6.61	(0.34)	0.00	(0.34)	0.00
9/30/20	$14.64	0.30	(a)	(1.19)	(0.89)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.33	0.31	(a)	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(d)
9/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(d)
9/30/17(b)	$14.16	0.19	(a)	3.79	3.98	0.00	0.00	0.00	0.00	(d)
Institutional Class
9/30/21	$13.65	0.26	(a)	6.35	6.61	(0.35)	0.00	(0.35)	0.00
9/30/20	$14.59	0.33	(a)	(1.21)	(0.88)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.36	0.29	(a)	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(d)
9/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(d)
9/30/17(b)	$14.16	0.21	(a)	3.78	3.99	0.00	0.00	0.00	0.00	(d)
Service Class
9/30/21	$13.56	0.16	(a)	6.33	6.49	(0.25)	0.00	(0.25)	0.00
9/30/20	$14.51	0.26	(a)	(1.21)	(0.95)	0.00	0.00	0.00	0.00
9/30/19	$16.21	0.24	(a)	(0.88)	(0.64)	(0.15)	(0.91)	(1.06)	0.00	(d)
9/30/18	$18.00	0.16	(a)	(1.34)	(1.18)	(0.11)	(0.50)	(0.61)	0.00	(d)
9/30/17	$14.75	0.17	(a)	3.49	3.66	(0.32)	(0.09)	(0.41)	0.00	(d)
R6 Class
9/30/21(c)	$16.66	0.25	(a)	3.00	3.25	0.00	0.00	0.00	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
(c)	Commenced on 12/15/2020.
(d)	Amount rounds to less than $0.01 per share.

88 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Fund
Investor Class
9/30/21	$28.17	41.96%	$8,756.6	0.99%	1.05%	1.02%	42%
9/30/20	$19.91	-11.37%	$7,959.9	0.39%	1.05%	1.00%	32%
9/30/19	$22.88	-6.41%	$14,446.5	2.84%	1.04%	0.98%	35%
9/30/18	$26.14	-6.33%	$24,866.2	1.84%	1.01%	0.96%	36%
9/30/17	$28.77	34.88%	$31,058.2	1.72%	1.00%	0.95%	41%
Advisor Class
9/30/21	$28.15	42.22%	$3,316.0	1.03%	0.88%	0.85%	42%
9/30/20	$19.89	-11.28%	$6,282.8	0.59%	0.95%	0.90%	32%
9/30/19	$22.86	-6.34%	$6,701.4	3.35%	0.95%	0.90%	35%
9/30/18	$26.17	-6.25%	$5,757.4	2.53%	0.88%	0.83%	36%
9/30/17(b)	$28.82	31.24%	$914.3	2.42%†	0.86%†	0.81%†	41%
Institutional Class
9/30/21	$28.19	42.30%	$11,748.6	1.34%	0.80%	0.77%	42%
9/30/20	$19.92	-11.19%	$7,233.5	0.62%	0.87%	0.82%	32%
9/30/19	$22.89	-6.27%	$9,457.3	3.20%	0.86%	0.81%	35%
9/30/18	$26.19	-6.16%	$12,174.4	2.25%	0.84%	0.79%	36%
9/30/17(b)	$28.82	31.24%	$7,658.7	2.06%†	0.83%†	0.77%†	41%
Service Class
9/30/21	$28.38	41.69%	$140.7	0.72%	1.22%	1.19%	42%
9/30/20	$20.04	-11.55%	$183.8	0.17%	1.32%	1.26%	32%
9/30/19	$23.00	-6.70%	$306.6	2.68%	1.29%	1.24%	35%
9/30/18	$26.26	-6.59%	$442.9	1.53%	1.29%	1.24%	36%
9/30/17	$28.90	34.51%	$579.7	1.38%	1.27%	1.22%	41%
R6 Class
9/30/21(c)	$28.20	9.18%	$2,997.8	1.62%	0.77%†	0.75%†	42%
Oakmark International Small Cap Fund
Investor Class
9/30/21	$19.92	48.51%	$560.1	1.18%	1.37%	1.35%	48%
9/30/20	$13.67	-6.23%	$388.9	2.21%	1.45%	1.45%	42%
9/30/19	$14.61	-2.91%	$546.4	1.88%	1.38%	1.38%	39%
9/30/18	$16.34	-6.43%	$1,013.6	1.32%	1.36%	1.36%	45%
9/30/17	$18.12	25.98%	$1,835.5	1.40%	1.36%	1.36%	34%
Advisor Class
9/30/21	$19.96	48.76%	$189.3	1.26%	1.20%	1.19%	48%
9/30/20	$13.69	-6.16%	$155.7	2.14%	1.35%	1.35%	42%
9/30/19	$14.64	-2.72%	$142.5	2.13%	1.26%	1.26%	39%
9/30/18	$16.33	-6.39%	$346.6	1.41%	1.32%	1.32%	45%
9/30/17(b)	$18.14	28.11%	$388.5	1.29%†	1.21%†	1.21%†	34%
Institutional Class
9/30/21	$19.91	48.93%	$526.9	1.41%	1.11%	1.09%	48%
9/30/20	$13.65	-6.09%	$614.2	2.37%	1.26%	1.26%	42%
9/30/19	$14.59	-2.75%	$735.8	2.03%	1.23%	1.23%	39%
9/30/18	$16.36	-6.23%	$863.3	1.49%	1.17%	1.17%	45%
9/30/17(b)	$18.15	28.18%	$839.1	1.47%†	1.14%†	1.14%†	34%
Service Class
9/30/21	$19.80	48.27%	$0.8	0.90%	1.56%	1.54%	48%
9/30/20	$13.56	-6.55%	$0.8	1.91%	1.77%	1.77%	42%
9/30/19	$14.51	-3.11%	$1.0	1.70%	1.58%	1.58%	39%
9/30/18	$16.21	-6.73%	$1.5	0.93%	1.71%	1.71%	45%
9/30/17	$18.00	25.56%	$2.1	1.04%	1.66%	1.66%	34%
R6 Class
9/30/21(d)	$19.91	19.51%	$367.6	1.55%†	1.09%†	1.07%†	48%
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
(c)	Commenced on 12/15/2020.
(d)	Amount rounds to less than $0.01 per share.

Oakmark.com 89

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
9/30/21	$27.50	0.32	(a)	9.40	9.72	(0.35)	(0.93)	(1.28)	0.00
9/30/20	$30.30	0.42	(a)	(0.56)	(0.14)	(0.51)	(2.15)	(2.66)	0.00
9/30/19	$32.52	0.52	(a)	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
9/30/18	$33.41	0.49	(a)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
9/30/17	$30.20	0.58		3.89	4.47	(0.47)	(0.79)	(1.26)	0.00
Advisor Class
9/30/21	$27.51	0.39	(a)	9.40	9.79	(0.39)	(0.93)	(1.32)	0.00
9/30/20	$30.31	0.46	(a)	(0.56)	(0.10)	(0.55)	(2.15)	(2.70)	0.00
9/30/19	$32.55	0.55	(a)	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
9/30/18	$33.46	0.56	(a)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.55	(a)	2.94	3.49	0.00	0.00	0.00	0.00
Institutional Class
9/30/21	$27.52	0.41	(a)	9.40	9.81	(0.41)	(0.93)	(1.34)	0.00
9/30/20	$30.33	0.47	(a)	(0.56)	(0.09)	(0.57)	(2.15)	(2.72)	0.00
9/30/19	$32.56	0.59	(a)	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
9/30/18	$33.46	0.58	(a)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.59	(a)	2.90	3.49	0.00	0.00	0.00	0.00
Service Class
9/30/21	$27.32	0.26	(a)	9.35	9.61	(0.25)	(0.93)	(1.18)	0.00
9/30/20	$30.11	0.35	(a)	(0.56)	(0.21)	(0.43)	(2.15)	(2.58)	0.00
9/30/19	$32.29	0.44	(a)	(0.02)	0.42	(0.40)	(2.20)	(2.60)	0.00
9/30/18	$33.19	0.40	(a)	1.21	1.61	(0.34)	(2.17)	(2.51)	0.00
9/30/17	$30.00	0.45		3.90	4.35	(0.37)	(0.79)	(1.16)	0.00
R6 Class
9/30/21(d)	$30.24	0.49	(a)	5.27	5.76	0.00	0.00	0.00	0.00
Oakmark Bond Fund
Advisor Class
9/30/21	$10.16	0.16	(a)	0.24	0.40	(0.16)	(0.05)	(0.21)	0.00
9/30/20(c)	$10.00	0.04	(a)	0.15	0.19	(0.03)	0.00	(0.03)	0.00
Institutional Class
9/30/21	$10.17	0.18	(a)	0.22	0.40	(0.17)	(0.05)	(0.22)	0.00
9/30/20(c)	$10.00	0.04	(a)	0.17	0.21	(0.04)	0.00	(0.04)	0.00
R6 Class
9/30/21(d)	$10.32	0.14	(a)	0.04	0.18	(0.15)	0.00	(0.15)	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
(c)	Commenced on 6/10/2020.
(d)	Commenced on 12/15/2020.

90 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
9/30/21	$35.94	36.19%	$5,587.1	0.97%	0.87%	0.84%	14%
9/30/20	$27.50	-0.90%	$5,492.4	1.52%	0.94%	0.84%	15%
9/30/19	$30.30	2.29%	$9,006.7	1.74%	0.91%	0.81%	11%
9/30/18	$32.52	5.29%	$12,159.5	1.51%	0.88%	0.78%	23%
9/30/17	$33.41	15.30%	$14,249.1	1.71%	0.87%	0.78%	18%
Advisor Class
9/30/21	$35.98	36.49%	$868.4	1.20%	0.66%	0.62%	14%
9/30/20	$27.51	-0.76%	$951.9	1.65%	0.81%	0.71%	15%
9/30/19	$30.31	2.41%	$1,347.6	1.86%	0.78%	0.68%	11%
9/30/18	$32.55	5.42%	$1,720.5	1.72%	0.74%	0.64%	23%
9/30/17(b)	$33.46	11.64%	$724.7	2.07%†	0.71%†	0.61%†	18%
Institutional Class
9/30/21	$35.99	36.57%	$1,138.5	1.22%	0.62%	0.58%	14%
9/30/20	$27.52	-0.73%	$844.3	1.72%	0.75%	0.65%	15%
9/30/19	$30.33	2.49%	$1,188.9	1.96%	0.72%	0.63%	11%
9/30/18	$32.56	5.47%	$1,035.0	1.77%	0.69%	0.59%	23%
9/30/17(b)	$33.46	11.64%	$536.3	2.19%†	0.69%†	0.59%†	18%
Service Class
9/30/21	$35.75	35.94%	$160.6	0.80%	1.05%	1.01%	14%
9/30/20	$27.32	-1.16%	$174.3	1.25%	1.20%	1.10%	15%
9/30/19	$30.11	2.05%	$293.1	1.48%	1.15%	1.05%	11%
9/30/18	$32.29	4.99%	$447.5	1.23%	1.15%	1.05%	23%
9/30/17	$33.19	14.95%	$622.1	1.44%	1.14%	1.05%	18%
R6 Class
9/30/21(d)	$36.00	19.05%	$87.3	1.78%†	0.57%†	0.55%†	14%

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets		Ratio of Gross Expenses to Average Net Assets		Ratio of Waiver/ Reimbursement to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Bond Fund
Advisor Class
9/30/21	$10.35	3.81%	$2.4	1.59%		0.93%		(0.37%)		0.57%		112%
9/30/20(c)	$10.16	2.04%	$0.6	1.19	%†	3.14	%†	(2.60	%)†	0.54	%†	25%
Institutional Class
9/30/21	$10.35	3.88%	$3.3	1.75%		0.89%		(0.43%)		0.46%		112%
9/30/20(c)	$10.17	2.07%	$79.0	1.32	%†	2.42	%†	(1.98	%)†	0.44	%†	25%
R6 Class
9/30/21(d)	$10.35	1.74%	$91.3	1.71	%†	0.93	%†	(0.49	%)†	0.44	%†	112%
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
(c)	Commenced on 6/10/2020.
(d)	Commenced on 12/15/2020.

Oakmark.com 91

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of
Harris Associates Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Harris Associates Investment Trust comprising the Oakmark Fund, Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, Oakmark International Small Cap Fund, Oakmark Equity and Income Fund and Oakmark Bond Fund (the "Funds"), including the schedules of investments as of September 30, 2021; the related statements of operations, changes in net assets, the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Oakmark Fund	For the year ended September 30, 2021	For each of the two years ended September 30, 2021	For each of the five years ended September 30, 2021
Oakmark Select Fund	For the year ended September 30, 2021	For each of the two years ended September 30, 2021	For each of the five years ended September 30, 2021
Oakmark Global Fund	For the year ended September 30, 2021	For each of the two years ended September 30, 2021	For each of the five years ended September 30, 2021
Oakmark Global Select Fund	For the year ended September 30, 2021	For each of the two years ended September 30, 2021	For each of the five years ended September 30, 2021
Oakmark International Fund	For the year ended September 30, 2021	For each of the two years ended September 30, 2021	For each of the five years ended September 30, 2021
Oakmark International Small Cap Fund	For the year ended September 30, 2021	For each of the two years ended September 30, 2021	For each of the five years ended September 30, 2021
Oakmark Equity and Income Fund	For the year ended September 30, 2021	For each of the two years ended September 30, 2021	For each of the five years ended September 30, 2021
Oakmark Bond Fund	For the year ended September 30, 2021	For the year ended September 30, 2021 and for the period June 10, 2020 (commencement of operations) through September 30, 2020	For the year ended September 30, 2021 and for the period June 10, 2020 (commencement of operations) through September 30, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such

92 OAKMARK FUNDS

Report of Independent Registered Public Accounting Firm

procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
November 24, 2021

We have served as the auditor of one or more Harris Associates Investment Trust investment companies since 2002.

Oakmark.com 93

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Oakmark Funds (the "Funds") have adopted and implemented a liquidity risk management program (the "Program") designed to assess and manage each Fund's liquidity risk. Pursuant to the Liquidity Rule, liquidity risk is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Board of Trustees (the "Board") of the Funds has designated the Funds' investment adviser, Harris Associates L.P., as the administrator of the Program (the "Program Administrator").

The Program Administrator has established a Liquidity Risk Management Committee to carry out its primary responsibilities under the Program, including (1) classification of the liquidity of each Fund's portfolio investments; (2) assessment, management and periodic review of each Fund's liquidity risk; (3) determination of each Fund's Highly Liquid Investment Minimum ("HLIM"), if applicable, and the response process to shortfalls if a Fund's level of highly liquid investments falls below its HLIM; (4) management of each Fund's liquidity risk by not acquiring an illiquid investment, if immediately after the acquisition, the Fund would have invested more than 15% of such Fund's net assets in illiquid investments; (5) required SEC Reporting via Form N-PORT and Form N-Liquid (as applicable); (6) performing an annual review and drafting an annual report on the adequacy and effectiveness of the Program to the Board; and (7) recordkeeping. As part of its responsibilities, the Program Administrator has retained a third party service provider ("Service Provider") to perform certain functions, including providing market data and liquidity classification model information.

On April 27, 2021, the Board reviewed the Program Administrator's annual report (the "Report") on the operation of the Program and the adequacy and effectiveness of its implementation for the 12-month period from April 1, 2020 to March 31, 2021 (the "Reporting Period"). The Report included a summary of the operation of the Program, information and factors considered by the Program Administrator in assessing whether the Program was adequately and effectively implemented, and the Program Administrator's evaluation of the sufficiency of services provided by the Service Provider. The Report concluded that during the Period, the Funds' Program operated adequately and effectively, including during more stressed market conditions, and was adequately and effectively implemented. There were no material changes to the Program during the Reporting Period.

94 OAKMARK FUNDS

Federal Tax Information

(Unaudited)

The below information is reported in regards to distributions paid by the Funds during the fiscal year ended September 30, 2021. For Funds other than Bond, note that these amounts have been previously reported to shareholders on the 2020 Form 1099-DIV. For Bond, amounts below include distributions paid in both calendar year 2020 and 2021.

The following percentages of income dividend paid by the Funds qualify for the dividend received deduction available to corporations and are hereby designated as qualified dividend income:

Fund	Qualified Dividend Income	Dividend Received Deduction
Oakmark	100.00%	100.00%
Select	100.00%	100.00%
Global	100.00%	100.00%
Global Select	100.00%	100.00%
International	100.00%	0.00%
Int'l Small Cap	100.00%	0.00%
Equity & Income	100.00%	87.76%
Bond	1.21%	1.21%

The following Funds met the requirements of Section 853 of the Code and elected to pass through to its shareholders credit for foreign taxes paid. The percentage of income distributed by the Funds from sources within foreign countries and possessions of the United States and the amounts of taxes paid to such countries was as follows:

Fund	Foreign Source Income	Foreign Taxes Paid
Global	60.47%	$1,170,734
Global Select	61.23%	1,372,165
International	97.64%	2,099,208
Int'l Small Cap	98.36%	2,524,254

The Funds intend to distribute the income and gains earned during the year ended September 30, 2021 prior to December 31, 2021. The amount and character of the distributions will be reported on the 2021 Form 1099-DIV. In addition, the amounts will be made available on the Fund's website and will be included in the Shareholder Tax Guide that is mailed to shareholders shortly after calendar year end.

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and under-perform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap and Oakmark Bond Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International, Oakmark International Small Cap and Oakmark Bond Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

Oakmark Equity and Income and Oakmark Bond Funds invests in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies.

Oakmark.com 95

Disclosures and Endnotes (continued)

Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Oakmark Equity and Income and Oakmark Bond Funds: The Funds' may be subject to prepayment and extension risk which may shorten or lengthen the duration of the Funds' investments. The Funds' may also be subject to credit risk which is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Funds' yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. Investing in when-issued or forward-settling transactions may be less favorable than the price or yield available in the market when the transaction takes place. The Funds' exposure to loan interests may be subject to restrictions on transfer, illiquid, and difficult to value.

Endnotes:

1.  Joly, Hubert. 2021 The Heart of Business. Harvard Business Review Press.

2.  Friedman, Milton, and P. N. Snowden. 2002. Capitalism and Freedom. Chicago, IL: University of Chicago Press.

3.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

4.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

8.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

10.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

11.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The Nikkei Stock Average (Nikkei 225) is a price-weighted average of 225 Japanese companies listed in the First Section of the Tokyo Stock Exchange. Constituents are selected based on liquidity and industry representation. This index is unmanaged and investors cannot invest directly in this index.

  The EURO STOXX 50 Index, Europe's leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries. This index is unmanaged and investors cannot invest directly in this index.

14.  The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies listed on the London Stock Exchange. The equities use an investibility weighting in the index calculation. This index is unmanaged and investors cannot invest directly in this index

15.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

17.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

18.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

19.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

96 OAKMARK FUNDS

Disclosures and Endnotes (continued)

20.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

21.  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

22.  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. There are currently 30 funds represented in this Index.

23.  Morgan Stanley, 10 year average, annualized CCC default rates. Defaults exclude distressed exchanges.

24.  Morgan Stanley, 10 year average, annualized recoveries for unsecured bonds: Recovery rates are issuer-weighted and based on price 30 days after default date. 2009 Adj. recoveries are based on year-end prices.

Oakmark.com 97

Trustees and Officers

The board of trustees has overall responsibility for the operations of Harris Associates Investment Trust ("Trust") and its series. Each trustee serves until the election and qualification of his or her successor or until he or she sooner retires, dies, or is removed or disqualified. The retirement age for trustees is 72.

The president, any vice president, treasurer and secretary serve until the election and qualification of his or her successor or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years, and other directorships held by the trustees are shown below.

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at September 30, 2021	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Kristi L. Rowsell, 55*	Trustee, Principal Executive Officer through 12/31/20 and President through 12/31/20	2010	Retired since 2021; Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP") from 2010 to 2021.	Member, Board of Governors, Investment Company Institute
Rana J. Wright, 42*	Trustee, Principal Executive Officer, and President each eff. 1/1/21	2021

Chief Administrative Officer, HAI, HALP and HASLP since 2021; General Counsel and Secretary, HAI, HALP and HASLP since 2018; Anti-Money Laundering Officer, HASLP since 2018; Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018.

				Member, Board of Governors, Investment Adviser Association

Trustees Who Are Not Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Thomas H. Hayden, 70	Trustee and Chair of the Board	1995	Lecturer, Master of Science in Integrated Marketing Communications Program, the Medill School, Northwestern University, and Master of Science in Law Program, Northwestern University School of Law.	None
Hugh T. Hurley, III, 57	Trustee	2018	Retired since 2017; Managing Director and Global Head of Product Strategy Active Equity, BlackRock, Inc. from 2006 to 2017.	Independent Trustee, HSBC Funds (registered mutual funds)
Patricia Louie, 66	Trustee	2018

Retired since October 2018; Managing Director and Associate General Counsel, AXA Equitable Life Insurance Company from 2014 to October 2018; Executive Vice President and General Counsel, AXA Equitable Funds Management Group, LLC from 2011 to October 2018; Senior Vice President and Associate General Counsel, AXA Equitable from 2009-2014.

				Member, Governing Council, Independent Directors Council
Christine M. Maki, 60	Trustee	1995	Senior Vice President—Tax and Treasurer, RR Donnelley & Sons Company (global provider of integrated communication services).	None

98 OAKMARK FUNDS

Trustees and Officers (continued)

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Laurence C. Morse, Ph.D., 70	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 65	Trustee	2016

Managing Director, Golden Seeds (angel investment group); Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions to startups and investment firms); Former Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) from 2011 to 2017; Former Trustee of the HighMark Mutual Funds from 2010 to 2014.

				Vice Chair Emeritus, 100 Women in Finance; National Council of Advisers Member, Springboard Enterprises
Steven S. Rogers, 64	Trustee	2006

Retired since July 2019; MBA Class of 1957 Senior Lecturer of Business Administration, Harvard Business School 2012-2019; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012.

				None

Other Officers of the Trust

Name, Address† and Age at September 30, 2021	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Adam D. Abbas, 39	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2020	Portfolio Manager, HALP since 2020; Analyst, HALP, since 2018; Portfolio Manager, KVK Credit Opportunity Fund LP, prior thereto
Joseph J. Allessie, 56	Vice President, Secretary, and Chief Legal Officer	2021

Deputy General Counsel, HALP since 2019; Senior Vice President and Managing Counsel, OppenheimerFunds from 2018 to 2019; Managing Director, Head of Americas Compliance and Operational Risk Control, UBS Global Asset Management, prior thereto

Anthony P. Coniaris, 44	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)	2013	Co-Chairman, HAI and HALP; Portfolio Manager, HALP
Rick J. Dercks, 35	Vice President	2019	Director of Tax & Fund Administration, HALP since 2019; Tax Senior Manager, Ernst & Young, prior thereto
Kathleen O. Gerdes, 50**	Vice President	2021	Managing Director, Marketing Client Relations, HALP
Kevin G. Grant, 57	Executive Vice President and Portfolio Manager (Oakmark Fund) through 12/31/21	2000	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP

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Trustees and Officers (continued)

Name, Address† and Age at September 30, 2021	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Justin D. Hance, 37	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Director of International Research, HALP
David G. Herro, 60	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 51	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2013	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 50	Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	2020

Senior Director, Operations, HALP from 2019 to 2020; Director, Operations, HALP from 2017 to 2019; Director, Global Investment Services, HALP, prior thereto; Principal Financial Officer, HAIT from 2016 to 2018; Treasurer, HAIT from 2005 to 2018

Christopher W. Keller, 56	Vice President	2015	President, HAI, HALP, and HASLP since 2021; Chief Operating Officer, HALP and HASLP, prior thereto
Eric Liu, 42	Vice President and Portfolio Manager (Oakmark Global Select Fund)	2016	Vice President, HAI and HALP since 2019; Portfolio Manager and Analyst, HALP
Jason E. Long, 45	Vice President and Portfolio Manager (Oakmark Global Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP since 2016; Analyst, HALP, prior thereto
Michael L. Manelli, 41	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 68	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Thomas W. Murray, 51	Vice President and Portfolio Manager (Oakmark Select Fund) through 10/27/21	2013	Vice President and Director of U.S. Research, HAI and HALP through 10/27/21; Portfolio Manager and Analyst, HALP through 10/27/21
Michael J. Neary, 53	Vice President	2009	Client Portfolio Manager, HALP
Michael A. Nicolas, 41	Vice President and Portfolio Manager (Oakmark Fund)	2019	Portfolio Manager, HALP since 2019; Analyst, HALP
William C. Nygren, 63	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Howard M. Reich, 38	Vice President	2019	Assistant Controller, HALP since 2018; Supervisor, Global Investment Services, HALP from 2015 to 2018
Zachary D. Weber, 47	Vice President, Principal Financial Officer, Principal Accounting Officer, and Treasurer	2016	Chief Financial Officer and Treasurer, HAI, HALP and HASLP

100 OAKMARK FUNDS

Trustees and Officers (continued)

†  Unless otherwise noted, the business address of each trustee and officer listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

*  Indicates a trustee who is an " interested person" of the Trust as defined in the 1940 Act. Ms. Rowsell is an interested person of the Trust by virtue of the fact that she was an officer of the Adviser and a director of HAI until March 31, 2021. Ms. Wright is an interested person of the Trust by virtue of the fact that she is an officer of the Adviser and a director of HAI.

**  Elected as an Officer of the Trust effective January 26, 2021

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser and the Funds' distributor, respectively.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

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104 OAKMARK FUNDS

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

Oakmark.com 105

Oakmark.com

ANN (11/21)

Item 2. Code of Ethics.

(a)	Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Treasurer.

(b)	No disclosures are required by Item 2(b).

(c)	During the period covered by the report, there were no material amendments made to the Code.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)	Not applicable.

(f)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019). Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 3(b) of Form N-CSR: Thomas H. Hayden, Hugh T. Hurley, III, Christine M. Maki, and Steven S. Rogers. Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2021	Fiscal Year Ended September 30, 2020
Audit Fees[1]	$293,000	$288,000
Audit-Related Fees[2]	$0	$0
Tax Fees[3]	$44,300	$44,300
All Other Fees[4]	$244,385	$66,232

During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2021 and September 30, 2020 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $244,385 and $66,232, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

1        “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2        “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

3        “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, specifically distribution consultation.

4        “All Other Fees” include amounts for products and services provided by the principal accountant.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019).

(2)	Certifications of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certification of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	November 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	November 26, 2021

By:	/s/Zachary D. Weber
Zachary D. Weber
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	November 26, 2021